                                                          Semiannual Report

                                                          as of January 31, 2000


                       EVERGREEN GROWTH AND INCOME FUNDS



                                                              [LOGO OF MUTUAL
                           [LOGO OF EVERGREEN FUNDS]         FUND SERVICE AWARD]

                               Table of Contents

Letter to Shareholders ....................................................    1

Evergreen Blue Chip Fund

  Fund at a Glance ........................................................    2

  Portfolio Manager Interview .............................................    3

Evergreen Equity Income Fund

  Fund at a Glance ........................................................    6

  Portfolio Manager Interview .............................................    7

Evergreen Growth and Income Fund

  Fund at a Glance ........................................................   10

  Portfolio Manager Interview .............................................   11

Evergreen Income and Growth Fund

  Fund at a Glance ........................................................   14

  Portfolio Manager Interview .............................................   15

Evergreen Small Cap Value Fund

  Fund at a Glance ........................................................   18

  Portfolio Manager Interview .............................................   19

Evergreen Utility Fund

  Fund at a Glance ........................................................   21

  Portfolio Manager Interview .............................................   22

Evergreen Value Fund

  Fund at a Glance ........................................................   24

  Portfolio Manager Interview .............................................   25

Financial Highlights

  Evergreen Blue Chip Fund ................................................   27

  Evergreen Equity Income Fund ............................................   29

  Evergreen Growth and Income Fund ........................................   31

  Evergreen Income and Growth Fund ........................................   33

  Evergreen Small Cap Value Fund ..........................................   35

  Evergreen Utility Fund ..................................................   37

  Evergreen Value Fund ....................................................   39

Schedule of Investments

  Evergreen Blue Chip Fund ................................................   41

  Evergreen Equity Income Fund ............................................   43

  Evergreen Growth and Income Fund ........................................   45

  Evergreen Income and Growth Fund ........................................   49

  Evergreen Small Cap Value Fund ..........................................   53

  Evergreen Utility Fund ..................................................   55

  Evergreen Value Fund ....................................................   57

Statements of Assets and Liabilities ......................................   59

Statements of Operations ..................................................   60

Statements of Changes in Net Assets .......................................   61

Combined Notes to Financial Statements ....................................   63

                                 Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with approximately $80 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

    Mutual Funds: ARE NOT FDIC INSURED May lose value . Not bank guaranteed

                           Evergreen Distributor,Inc.
  Evergreen Funds(SM) is a service mark of Evergreen Investment Services, Inc.

                             Letter to Shareholders
                             ----------------------
                                   March 2000

[PHOTO]
William M. Ennis
President and CEO

Dear Evergreen Shareholders,


We are pleased to provide the Evergreen Growth and Income Funds semiannual report, which covers the six-month period ended January 31, 2000.

Uncertainty Over Interest Rates Influences the Markets

The stock market's dramatic movement during the past year has occurred despite continuing concerns about rising interest rates and a Federal Reserve Bank policy that appears focused on containing the high rate of economic expansion. It is this combination of stretched valuations and rising interest rates that has us entering the new year with a tone of caution and greater focus on risk management in portfolio structuring.

By the third quarter of 1999, rising interest rates dampened performance of stocks across the board. Investors' inflation fears and continued doubts about the ability of U.S. companies to sustain significant growth in earnings prompted a late year sell-off. The Federal Reserve Bank's "tightening bias" leads many to anticipate further interest rate increases in order to stem even the slightest inflationary pressure.

Despite the anxiety over interest rates, many experts agree that the economy is still fundamentally strong, and we remain cautiously optimistic about the prospects for continued growth in the markets.

Website Enhancements

Please visit our enhanced website, evergreen-funds.com, for more information about Evergreen Funds. The site offers an array of helpful information including 1999 tax information, an investment education center, interactive calculators to assist your investment planning and general information about Evergreen Funds.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that should assist you in choosing the most appropriate for your portfolio.

We would like to thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ Bill Ennis

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

                                    EVERGREEN
                                 Blue Chip Fund
                    Fund at a Glance as of January 31, 2000

"In an environment where performance leadership can shift or rotate rapidly from one industry to another, you can't afford to rest with a static portfolio."


                              Portfolio Management
                            ------------------------

                                    [PHOTO]

                               Judith A. Warners
                             Tenure: January 1995

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE 1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 1/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes A, C, and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns would have been lower.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS 2
--------------------------------------------------------------------------------

Portfolio Inception Date: 9/11/1935    Class A    Class B    Class C    Class Y
Class Inception Date                  1/20/1998  9/11/1935  1/22/1998  4/30/1999
Average Annual Returns*
6 months with sales charge                7.10%      7.01%     10.01%      n/a
6 months w/o sales charge                12.44%     12.01%     12.01%     12.58%
1 year with sales charge                 11.59%     11.26%     14.28%      n/a
1 year w/o sales charge                  17.14%     16.26%     16.28%     17.42%
3 years                                  19.76%     20.27%     20.89%     21.99%
5 years                                  23.70%     23.97%     24.02%     25.20%
10 years                                 15.23%     14.96%     14.86%     16.07%
Since Portfolio Inception                 9.41%      9.28%      9.24%      9.55%
Maximum Sales Charge                      4.75%      5.00%      2.00%      n/a
                                        Front End    CDSC       CDSC
6-month capital gain distributions
per share                                $2.40      $2.40      $2.40      $2.40

*    Adjusted for maximum applicable sales charges unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                                   Class B     S & P 500       CPI

           1/31/90                 10,000       10,000       10,000
           1/91                    10,595       10,839       10,565
           1/92                    12,770       13,299       10,840
           1/93                    13,190       14,706       11,193
           1/94                    14,829       16,600       11,476
           1/95                    13,672       16,688       11,797
           1/96                    18,439       23,140       12,119
           1/97                    22,777       29,236       12,488
           1/98                    28,244       37,103       12,684
           1/99                    34,668       49,169       12,896
           1/00                    40,305       54,246       13,237

Comparison of a $10,000 investment in Evergreen Blue Chip Fund, Class B shares 2, versus a similar investment in the Standard & Poor's 500 Index (S&P
500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

                                   EVERGREEN
                                 Blue Chip Fund
                          Portfolio Manager Interview

How did the Fund perform?

For the six-month period ended January 31, 2000, the Fund's Class B shares returned 12.01%. This compared favorably to the Fund's benchmark, the Standard & Poor's 500 Index, which returned 5.59%. For the same six-month period, the average return of large-cap core stock funds was 8.28%, according to Lipper Inc., an independent monitor of mutual fund performance. Fund returns are before the deduction of any applicable sales charges.

Fund performance was helped by good stock selection, especially among technology, retail and media companies.

                                   Portfolio
                                Characteristics
                                ---------------
                         (as of 1/31/2000 unless noted)

Total Net Assets                                                    $855,685,933
Number of Holdings                                                           106
Beta*                                                                       0.95
P/E Ratio*                                                                 33.6x
*As of 12/31/1999

What factors affected performance during the six months?

After a severe market slump during September and October 1999, the stock market came roaring back during November and December. This rally was led by technology companies, which began with large-cap companies, then spread to smaller-cap companies, especially those involved in the internet, telecommunications, and biotechnology. A major announcement in December about breakthroughs in biotechnology research involving genomics, which may have potential in cancer therapies, was a catalyst for biotechnology stocks. This continued rally in technology stocks came despite a backdrop of generally rising interest rates. The Federal Reserve Board, seeking to discourage inflationary pressures and slow economic growth, raised short-term interest rates three times in 1999, twice in the second half of the year. Stock selection was extremely important in this environment, as investors focused on a relatively narrow band of stocks that offered the potential of above-average growth in revenues and earnings. Stocks in some sectors, particularly in financial services and cyclical industries, slumped as interest rates rose. But the extremely strong performance of technology stocks drove the overall market indices higher and higher, especially the NASDAQ Index, which is most heavily influenced by technology and telecommunications.

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 1/31/2000 net assets)

Microsoft Corp.                                                             4.3%
General Electric Co.                                                        3.7%
Intel Corp.                                                                 2.9%
Exxon Mobil Corp.                                                           2.2%
Cisco Systems, Inc.                                                         2.1%
Wal-Mart Stores, Inc.                                                       2.0%
International Business Machines Corp.                                       1.9%
Citigroup, Inc.                                                             1.7%
American International Group, Inc.                                          1.5%
AT&T Corp.                                                                  1.5%

What strategies did you employ during the period?

In an environment where performance leadership can shift or rotate rapidly from one industry to another, you can't afford to rest with a static portfolio. We tried to be on top of emerging trends and open to new performance leadership by companies which we believe to have the potential for earnings acceleration. At the same time, we also had to be alert for signs of any earnings disappointments, as the market tends to punish companies that don't live up to expectations.

                                    EVERGREEN
                                 Blue Chip Fund
                          Portfolio Manager Interview

We kept a healthy representation in technology, which accounted for about 25% of net assets on January 31, 2000. At the same time, we were careful not to overweight technology after the big stock price run-ups in the fall and early winter. We felt too heavy a weighting in technology could increase the risk unduly. The key in technology was in stock selection--picking companies with earnings acceleration rather than over-weighting.

At the same time, we under-weighted financial services companies and traditional healthcare companies. We de-emphasized financial services companies because they tend to do poorly in a rising interest rate environment. Moreover, there were signs that merger and acquisition activity was slowing.

We de-emphasized traditional healthcare companies, such as pharmaceuticals, because of their relatively high stock prices. Additionally, we were concerned about the quantity of new products entering the marketplace, the number of patents of existing products due to expire, and the uncertainty about government regulation and reimbursement policies. The de-emphasis on pharmaceuticals did not extend to the biotechnology area, where we made a number of investments in December, following the announcement about genomics developments. We also added medical equipment and service companies which were positive performers.

                               Top 5 Industries
                               ----------------
                   (as a percentage of 1/31/2000 net assets)

Information Services & Technology                                          24.7%
Healthcare Products & Services                                              7.2%
Printing, Publishing, Broadcasting & Entertainment                          6.8%
Utilities--Telephone                                                        6.3%
Oil/Energy                                                                  5.6%

What were some of the investments that contributed to performance?

Technology investments were major contributors to performance, including: CMGI, which invests in internet companies; Veritas Software, which provides data storage software for companies engaged in business on the internet; Teradyne, which provides equipment used in the manufacture of semiconductors; Nokia, a telecommunications equipment leader; and Cisco Systems and Sun Microsystems, two leaders in providing infrastructure for the internet.

Immunex, a biotechnology company that we added to the portfolio late in the period, helped performance. Medtronics was another healthcare-related investment that supported performance.

While we de-emphasized financial services, three market leaders that we held--Citigroup, Chase Manhattan and American Express--all performed well. Two other major holdings that performed very well were General Electric and Wal-Mart.

There were disappointments, however. One was Tyco International, whose stock price slumped after questions arose about its accounting practices, and Honeywell, which fell after its acquisition of Allied-Signal disappointed investors.

                                    EVERGREEN
                                 Blue Chip Fund
                          Portfolio Manager Interview

What is your outlook?

We expect continued change in the groups of stocks leading the market, and we expect continued volatility in the overall market. The risks of this volatility are heightened by the fact that market leadership has narrowed to relatively few stocks. At the same time, traditional issues such as rising interest rates and high stock valuations are causes for concern.

Having expressed those concerns, we are very impressed with the investment potential of companies involved in building the infrastructure for the internet and developing a global telecommunications system. We also think that the America Online-Time Warner proposed merger might reflect an emerging trend for combining those companies involved in the news media with those involved in content production.

Healthcare, particularly in biotechnology, also offers some attractive opportunities.

In this environment, we will maintain our focus on market leadership, but we will look for opportunities among emerging companies--the new blue chips--as well as traditional industry leaders. Our focus is on companies that can dominate their niches, that have quality management, and that have demonstrated an ability to accelerate their revenues.

                                   EVERGREEN
                              Equity Income Fund

                    Fund at a Glance as of January 31, 2000

"Despite short-term trends, we continue to believe the stock market ultimately will reward investments in companies with financial strength, favorable market positions, sound management, and high or rising dividend yields."

                              Portfolio Management
                            ------------------------

                                    [PHOTO]

                             Harlan R. Sonderling,
                                   CPA, CFA
                                Tenure:June 1998

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE 1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 1/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS 2
--------------------------------------------------------------------------------

Portfolio Inception Date: 4/14/1987    Class A    Class B    Class C    Class Y
Class Inception Date                  4/14/1987   2/1/1993   2/1/1993  1/13/1997
Average Annual Returns*
6 months with sales charge              -11.54%    -11.37%     -9.04%       n/a
6 months w/o sales charge                -7.11%     -7.49%     -7.49%     -7.00%
1 year with sales charge                 -6.57%     -6.75%     -4.31%       n/a
1 year w/o sales charge                  -1.92%     -2.67%     -2.68%     -1.67%
3 years                                   8.01%      8.20%      8.93%      9.93%
5 years                                  16.66%     16.63%     16.86%     17.89%
10 years                                 12.22%     12.14%     12.14%     12.80%
Since Portfolio Inception                11.28%     11.23%     11.23%     11.74%
Maximum Sales Charge                      4.75%      5.00%      2.00%       n/a
                                        Front End    CDSC       CDSC
6-month income dividends
per share                                $0.19      $0.12      $0.12      $0.21
6-month capital gain distributions
per share                                $2.99      $2.99      $2.99      $2.99

*    Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                                 Lehman Brothers
                      Class A      Aggregate      S & P 500         CPI
1/31/90                 9,528        10,000         10,000        10,000
1/91                   10,180        11,163         10,839        10,565
1/92                   12,061        12,617         13,299        10,840
1/93                   13,291        14,002         14,706        11,193
1/94                   15,242        15,281         16,600        11,476
1/95                   13,962        14,928         16,688        11,797
1/96                   18,507        17,457         23,140        12,119
1/97                   23,937        18,027         29,236        12,488
1/98                   28,659        19,960         37,103        12,684
1/99                   32,281        21,570         49,169        12,896
1/00                   31,662        21,170         52,246        13,237

Comparison of a $10,000 investment in Evergreen Equity Income Fund, Class A shares 2, versus a similar investment in the Standard & Poor's 500 Index (S&P
500) the Lehman Brothers Aggregate Index (LBAI) and the Consumer Price Index
(CPI).

The S&P 500 and the LBAI are unmanaged market indices which do not include transaction costs associated with buying and selling securities nor any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Returns reflect expense limits previously in effect, without which returns would have been lower.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

                                   EVERGREEN
                               Equity Income Fund
                           Portfolio Manager Interview

How did the Fund perform?

For the six-month period ended January 31, 2000, the Fund's Class A shares had a total return of -7.11%. During the same period, the median total return of equity income funds was -6.90%, according to Lipper Inc., an independent monitor of mutual fund performance, while the Standard & Poor's 500 Index returned 5.59%. Fund returns are before the deduction of any applicable sales charges.

The returns were realized during an extremely difficult period for investment strategies, such as the Fund's, that emphasize stocks with lower than average price/earnings ratios and with higher dividend yields. Investors favored stocks of companies highly priced by traditional measures, particularly in the technology industry, many of which had little or no earnings and no dividends.

                                   Portfolio
                                Characteristics
                                ---------------
                         (as of 1/31/2000 unless noted)

Total Net Assets                                                    $106,678,817
Number of Holdings                                                            69
Beta*                                                                       0.75
P/E Ratio*                                                                 14.3x
*As of 12/31/1999

What was the investment environment like during the six-month period?

Concerns about rising interest rates and whether the fast-growing domestic economy might be overheating dominated the backdrop for value- and income-oriented stock investors during the six months.

Higher interest rates negatively affected performance of stocks in financial services, capital goods and utilities. The rate increases also affected regional phone companies, whose earnings growth rates also were slowed by the emergence of new competition in the fast-growing telecommunications area.

Healthcare industry stocks, which had enjoyed strong performance for several years, slumped as investors worried about the regulatory environment and potential changes in federal reimbursement policies. Energy industry stocks also lagged as oil price increases moderated and earnings of energy-related companies failed to meet expectations. Anti-trust concerns about some proposed oil industry mergers also hurt the performance of energy stocks.

What were your principal strategies in this challenging environment?

We reduced our emphasis on financial services stocks, and within the sector, focused on higher quality companies with histories of low credit losses and on companies that are more heavily reliant on fee-based sources of income. Within the financial services sector, we maintained a position of about 5% of net assets in real estate investment trusts (REITs) because of their strong fundamentals, reasonable valuations and rising dividends.

                                    EVERGREEN
                               EQUITY INCOME FUND
                           Portfolio Manager Interview

In the energy sector, we sought out values among domestic refining companies, which we believe are likely to benefit from moderating oil prices. Among electric utility stocks, we looked for higher quality utilities with conservative financial structures operating in relatively favorable regulatory environments. We reduced the Fund's exposure to basic materials stocks, and continued to de-emphasize capital goods stocks.

One of the significant changes we made during the six-month period was to invest about 5% of net assets in long-term U.S. Treasury securities, to take advantage of pricing disparities in the government bond market that made the prices of these securities very attractive. We found Treasuries attractive because of their high yields and our confidence that the U.S. Federal Reserve Board eventually would contain inflationary pressures.

                                Top 5 Industries
                                ----------------
                   (as a percentage of 1/31/2000 net assets)

Banks                                                                      11.1%
Utilities--Telephone                                                       11.0%
Finance & Insurance                                                        10.3%
Oil/Energy                                                                  9.6%
Healthcare Products & Services                                              8.7%

What were some of the areas that helped performance?

While capital goods stocks in general lagged during the period, General Electric, a major fund position, turned in excellent performance, based on acceleration of its earnings growth, a sharply higher stock dividend yield, and continued market leadership in its diversified business units. As a group, REITs did very well during the six months, following a period when they had underperformed because of investor concerns about possible overbuilding in the commercial real estate market.

The Fund had a very successful investment in a convertible security issued by McLeod USA, a local telephone company in the Mountain States. As the company's operating results improved, the convertible stock rose in line with the underlying common stock. U.S. West, a regional telephone carrier that has received an acquisition offer from Qwest Communications, also performed very well.

The Fund's investment in General Motors also was successful, helped by investor enthusiasm for Hughes Electronics, a GM subsidiary. Other investments that helped performance included Citigroup, a leading financial services company, and Merck, the Fund's largest healthcare industry holding.

                                    EVERGREEN
                               Equity Income Fund
                           Portfolio Manager Interview

Disappointments included investments in Bank of America, which lagged because of investor concerns about the sustainability of its earnings following its merger with NationsBank, and Greenpoint Financial, whose stock value was hurt because of concerns about the credit quality of its portfolio of manufactured housing loans.

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 1/31/2000 net assets)

U.S. Treasury Bonds, 7.25%, 8/15/2022                                       6.0%
Bell Atlantic Corp.                                                         3.2%
Merck & Co., Inc.                                                           3.1%
Exxon Mobil Corp.                                                           3.1%
General Electric Co.                                                        2.8%
Atlantic Richfield Co.                                                      2.6%
Firstar Corp.                                                               2.3%
International Business Machines Corp.                                       2.3%
General Motors Corp.                                                        2.3%
Ford Motor Co.                                                              2.2%

What is your outlook?

We believe that rising interest rate pressures may peak in the second quarter of 2000 and that economic growth should start to slow. Once this occurs, the favorable stock valuations of companies in industries such as financial services and communications should propel stronger performance. The energy and healthcare industries also offer potential investment opportunities because of their reasonable valuations and attractive dividend yields.

Despite short-term trends, we continue to believe the stock market ultimately will reward investments in companies with financial strength, favorable market positions, sound management, and high or rising dividend yields. We intend to maintain our investment discipline and focus on these types of companies for their long-term attractiveness and potential.

                                   EVERGREEN
                             Growth and Income Fund
                    Fund at a Glance as of January 31, 2000

"We believe media and broadcasting companies will continue to prosper because of heavy advertising, especially in an election year."

                                    Portfolio
                                   Management
                                 --------------
                   [PHOTO]                             [PHOTO]

               Irene D. O'Neill,                 Phillip M. Foreman,
                      CFA                             CFP, CFA
             Tenure: September 1999             Tenure: September 1999

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE 1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 1/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS 2
--------------------------------------------------------------------------------

Portfolio Inception Date: 10/15/1986   Class A    Class B    Class C    Class Y
Class Inception Date                   1/3/1995   1/3/1995   1/3/1995 10/15/1986
Average Annual Returns*
6 month with sales charge                -0.19%     -0.61%      2.39%       n/a
6 month w/o sales charge                  4.77%      4.39%      4.39%      4.92%
1 year with sales charge                  3.72%      3.10%      6.06%       n/a
1 year w/o sales charge                   8.90%      8.10%      8.06%      9.18%
3 years                                  10.79%     10.96%     11.77%     12.90%
5 years                                  17.86%     17.94%     18.17%     19.30%
10 years                                 14.56%     14.71%     14.71%     15.27%
Since Portfolio Inception                13.70%     13.81%     13.81%     14.23%
Maximum Sales Charge                      4.75%      5.00%      2.00%       n/a
                                        Front End    CDSC       CDSC
6-month capital gain distributions
per share                                $0.60      $0.60      $0.60      $0.60

*    Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                                  Class A        CPI       S & P 400

           1/31/90                  9,521       10,000       10,000
           1/91                    10,099       10,565       11,183
           1/92                    12,309       10,840       15,832
           1/93                    14,026       11,193       17,628
           1/94                    16,257       11,476       20,296
           1/95                    16,317       11,797       19,301
           1/96                    21,901       12,119       25,385
           1/97                    27,281       12,488       30,944
           1/98                    34,104       12,684       38,625
           1/99                    35,766       12,896       45,071
           1/00                    38,948       13,237       52,263

Comparison of a $10,000 investment in Evergreen Growth and Income Fund, Class A shares 2, versus a similar investment in the Standard and Poor's 400 Mid-Cap Index (S&P 400) and the Consumer Price Index (CPI).

The S&P 400 is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Returns reflect expense limits previously in effect, without which returns would have have been lower.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that invest in high yield, lower rated bonds may contain more risks due to the increased possibility of default.

                                   EVERGREEN
                            Growth and Income Fund
                          Portfolio Manager Interview

How did the Fund perform?

For the six-month period ended January 31, 2000, the Fund's Class A shares had a total return of 4.77%. During the same six-month period, the average return of multi-cap value funds was -5.04%, according to Lipper Inc., an independent monitor of mutual fund performance, while the Standard & Poor's Midcap 400 Index returned 6.59%. Fund returns are before the deduction of any applicable sales charges.

                                   Portfolio
                                Characteristics
                                ---------------
                         (as of 1/31/2000 unless noted)

Total Net Assets                                                  $1,616,687,589
Number of Holdings                                                           210
Beta*                                                                       0.82
P/E Ratio*                                                                 46.2x
*As of 12/31/1999

What factors affected performance?

The Fund's performance was helped by our overweighted position in the stocks of media and broadcasting companies and our increased emphasis on technology. However, we lost ground in January, the final month of the period, primarily because biotechnology companies had a spectacular rally, rising more than 20%. Not many biotechnology companies met our investment criteria, therefore we didn't enjoy the benefits of that surge in biotechnology.

Our strategy is to buy what we believe are good, profitable businesses that are on sale. We look for companies with competitive advantages, that have barriers to entry, and that are selling at a 40% or more discount to their private market value--the price another corporation is likely to pay to acquire the business. We believe our strategy will result in a portfolio of companies that are better than the average company and we believe we will likely outperform the benchmarks over time.

It was a difficult environment for investing in most stocks. In fact, 55% of all stocks actually declined in value during 1999. However, the technology sector was so strong that a major share of investment results was determined by the extent to which you were invested in technology and biotechnology. Those two segments drove the markets and the performance of the indices.

Media and broadcasting stocks did relatively well, and we were over-weighted in media, which helped performance. During the year, we progressively raised our emphasis on technology. We started 1999 with less than 3% of net assets invested in technology stocks and raised the portfolio exposure to this industry to about 12% of net assets by the half-year mark. Then, we were able to find a number of attractive technology companies that were on sale, and we were able to lift our weighting in the industry, allowing us to participate in the strong fourth quarter rally in technology stocks. By the end of 1999, we had about 14% of net assets in technology, although that was still an under-weight position relative to the S&P Midcap 400 Index.

The Fund's heavy investments in financial services companies held back performance. Even though we reduced the emphasis by more than half from the 33% weighting at the beginning of 1999, we still were overweighted versus the indices and we were hurt during a very difficult period for financial services stocks.

                                    EVERGREEN
                             Growth and Income Fund
                           Portfolio Manager Interview

                                Top 5 Industries
                                ----------------
                   (as a percentage of 1/31/2000 net assets)

Information Services & Technology                                          13.5%
Printing, Publishing, Broadcasting & Entertainment                         12.2%
Healthcare Products & Services                                              8.4%
Finance & Insurance                                                         6.8%
Banks                                                                       6.6%

What were some of the investments that contributed to performance?

The larger positions in the Fund tended to do very well. Sony, for example, had extremely good performance, aided by the recovery in the Japanese market and the worldwide recognition of Sony's leadership in digital media. In addition, Sony's stock price received a boost from a corporate re-structuring program and the performance of internet subsidiaries.

The New York Times Company was another large position that did very well. The stock benefited from political and electronic commerce advertising as well as by the decision to spin out its internet-related businesses.

The strong advertising market in general helped media and broadcasting companies, which comprised about 9% of net assets at the end of the period. Among the performance leaders were Emmis Radio and Clear Channel Communications. The investment in Univision, the leading source of Spanish-language programming for cable television, also supported performance. Univision was helped by the growing interest of mainstream advertisers to target the nation's Spanish-speaking population.

Investments in the business equipment and services industry helped the Fund's returns significantly. Leading performers included Seagate Technology and Computer Sciences. While we were under-weighted in biotechnology, PE Biosystems, which manufactures equipment for the biotechnology industry, was an excellent performer.

Although financial services investments held back performance, Kansas City Southern, a diversified corporation owning mutual fund companies as well as a railroad, was a good contributor.

Among the disappointments was the toy and game company Hasbro. While it met its earnings expectations, its stock price fell during a general slump in the toy industry.

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 1/31/2000 net assets)

Motorola, Inc.                                                              2.3%
Kansas City Southern Industries, Inc.                                       2.2%
Sony Corp., ADR                                                             2.0%
Clear Channel Communications, Inc.                                          1.9%
New York Times Co., Cl. A                                                   1.8%
Microsoft Corp.                                                             1.8%
American Tower Systems Corp., Cl. A                                         1.8%
Seagate Technology                                                          1.8%
Disney (Walt) Co.                                                           1.8%
PE Corp--PE Biosystems Group                                                1.8%

                                   EVERGREEN
                             Growth and Income Fund
                           Portfolio Manager Interview

What is your outlook?

We are extremely positive about the investment opportunities we see. We believe media and broadcasting companies will continue to prosper because of heavy advertising, especially in an election year. While the financial services sector has not performed well in 1999, we intend to emphasize those companies relying on fee-based businesses rather than on lending, which is vulnerable to rising interest rates. We expect to continue to add to our position in the technology industry, although we intend to do so opportunistically, investing after corrections to take advantage of temporarily low prices. We also expect to de-emphasize retail and consumer durables companies, as we believe the Federal Reserve's hikes in short-term interest rates eventually will slow consumer spending.

We will continue to take a long-term view of investment opportunities, as we consider ourselves investors not traders. The mid-cap stock market still offers substantial value, especially when compared to the large-cap market, and we are finding many good companies whose stocks are trading at discounts of 40% or more to their private market value.

                                    EVERGREEN
                             Income and Growth Fund
                    Fund at a Glance as of January 31, 2000

"With the expectation of additional increases in interest rates, we expect we will continue to de-emphasize stocks in those sectors vulnerable to interest rate changes and seek to identify areas which we believe are offering superior growth prospects."

                                    Portfolio
                                   Management
                                 --------------

                    [PHOTO]                            [PHOTO]

               Irene D. O'Neill,                  Phillip M. Foreman,
                      CFA                              CFP, CFA
              Tenure: December 1997               Tenure: September 1999

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE 1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 1/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS 2
--------------------------------------------------------------------------------

Portfolio Inception Date: 8/31/1978    Class A   Class B   Class C     Class Y
Class Inception Date                   1/3/1995  1/3/1995  1/3/1995   8/31/1978
Average Annual Returns*
6 month with sales charge                -3.78%    -4.20%    -1.29%       n/a
6 month w/o sales charge                  1.03%     0.64%     0.64%       1.16%
1 year with sales charge                  8.03%     7.60%    10.60%       n/a
1 year w/o sales charge                  13.43%    12.60%    12.60%      13.71%
3 years                                   9.41%     9.57%    10.39%      11.50%
5 years                                  12.96%    12.97%    13.22%      14.33%
10 years                                 10.12%    10.26%    10.25%      10.80%
Since Portfolio Inception                13.56%    13.62%    13.62%      13.88%
Maximum Sales Charge                      4.75%     5.00%     2.00%       n/a
                                       Front End    CDSC      CDSC
6-month income dividends
per share                                $0.51     $0.43     $0.43       $0.54
6-month capital gain distributions
per share                                $0.40     $0.40     $0.40       $0.40

*    Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                 Class A           CPI           Wilshire 5000
1/31/90           9,526           10,000            10,000
1/91              9,489           10,565            10,617
1/92             11,536           10,840            13,561
1/93             12,856           11,193            14,989
1/94             14,355           11,476            16,997
1/95             13,596           11,797            16,823
1/96             16,776           12,119            23,071
1/97             19,088           12,488            28,694
1/98             23,149           12,684            35,952
1/99             23,140           12,896            45,758
1/00             26,247           13,237            52,382

Comparison of a $10,000 investment in Evergreen Income and Growth Fund, Class A shares 2, versus a similar investment in the Wilshire 5000 Index (Wilshire 5000) and the Consumer Price Index (CPI).

The Wilshire 5000 is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Returns reflect expense limits previously in effect, without which returns would have been lower.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

                                   EVERGREEN
                            Income and Growth Fund
                          Portfolio Manager Interview

How did the Fund perform?

For the six-month period ended January 31, 2000, the Fund's Class A shares had a total return of 1.03%. During the same six-month period, the Lipper Income Fund Average had a return of 0.55%, according to Lipper Inc., an independent monitor of mutual fund performance, while the Wilshire 5000 Index returned 8.54%. Fund returns are before the deduction of any applicable sales charges.

                                   Portfolio
                                Characteristics
                                ---------------
                         (as of 1/31/2000 unless noted)

Total Net Assets                                                    $999,372,837
Number of Holdings                                                           161
Beta*                                                                       0.67
P/E Ratio*                                                                 33.7x
*As of 12/31/1999

What factors affected the Fund's performance?

The stock market reflected investors' perceptions that there are now two different universes of common stocks. The first universe is made up of companies that are growing quickly because their fortunes are tied to the "new" economy, with businesses based on the internet, technology and telecommunications. The second universe is made up of companies that are growing more slowly because they are tied to the "old" economy. Old economy stocks include just about anything not heavily involved in technology, telecom or the internet. However, this is the universe of companies that generate earnings and cash flow to support dividend payments on their common stocks.

Not surprisingly, it was a difficult period for investing in stocks that generate a high level of current income, as the performance leaders tended to be growth stocks with little or no income.

The current environment of rising interest rates also had an effect on the Fund's performance and the strategies we employed. Higher rates negatively affected investment results in industry groups that were most vulnerable to the possibility of an economic slowdown. These included auto parts suppliers, consumer goods producers and electrical equipment manufacturers. Financial services and utilities that are interest-rate sensitive were also affected.

Offsetting the difficult performance of the value stocks in the Fund were strong gains from investments in the convertible securities of telecommunications, technology and independent power companies, where the greatest growth was occurring. For example, the best performing security in the Fund was the convertible preferred of Qualcomm, the digital wireless communications company.

                                    EVERGREEN
                            Income and Growth Fund
                           Portfolio Manager Interview

What were your principal strategies in this difficult environment for income-oriented equity investing?

During the period we sought to reposition the Fund to take advantage of opportunities in companies with strong growth prospects. We reduced our emphasis on traditional value stocks in industries that were out of favor and redeployed the proceeds into convertible securities, both preferred stocks and debentures, of companies in the fastest growing segments of the economy. As a result, we cut our weightings in the banking and automotive sectors, as well as in industrial and insurance companies. During the six months, for example, the Fund's investments in common stocks of regional banking companies declined from 12.8% of net assets to 7.7%.

At the same time, we increased our investments in convertible securities, which rose from 19.3% of net assets to 35% during the six months. We focused principally on convertible preferred and debentures issued by telecommunications and technology companies and independent power producers. Companies in these fast-growing industries typically do not pay dividends to holders of common stock, but they do issue convertible securities as a way to get capital to finance their growth. Investing in the convertible securities allowed the Fund to gain both current income and to participate in the dynamic growth prospects of these sectors.

                                Top 5 Industries
                                ----------------
                   (as a percentage of 1/31/2000 net assets)

Utilities--Electric                                                        18.9%
Banks                                                                       8.7%
Telecommunication Services & Equipment                                      8.4%
Healthcare Products & Services                                              6.7%
Communication Systems & Services                                            5.6%

How did this strategy work in the telecommunications industry?

We wanted to tap into the exploding growth rate in telecommunications services by investing in companies involved in the build-out of the infrastructure that supports rapidly expanding data transmission and internet usage and providers of wireless communications services.

Infrastructure-related investments included convertible securities in Qwest Trends, which is building a long-distance fiber optic network in the U.S., Level 3 Communications, which is building a global fiber optic communications network, and American Tower, which owns and operates towers that are a necessity for wireless communications providers. We also invested in the convertible preferred of Metromedia Fiber Network, which is installing fiber optic communications systems in major cities to serve primarily business customers. All of these companies are growing quickly as demand for their services accelerates.

We also maintained investments in AT&T, the diversified company involved in long-distance, wireless and cable television service, and The Williams Companies, an energy company that is developing a major telecom network.

What investments did you make in technology?

In expanding our emphasis on technology, we tried to find the convertible securities of companies with leadership positions in markets that were growing faster than the overall economy. We purchased convertible securities of a number of companies that are involved in the internet. They included Exodus Communications, a leader in operating websites for businesses. Exodus currently operates half of the 50 most popular sites on the internet. We also invested in USinternetworking, a leader in providing software over

                                   EVERGREEN
                            Income and Growth Fund
                          Portfolio Manager Interview

the internet for small- and medium-sized businesses, and 12 Technologies, which provides software for business-to-business applications over the internet. Other internet-related investments included Mail common, which operates e-mail services, and Excite At Home Corporation, which provides internet access over cable lines and has investments in other media operations.

Why have you also focused on independent power producers?

This is the fastest-growing area within the electric utility industry. These independent companies are able to build efficient, low-cost power plants in areas where power is needed. Because they are not regulated by the states or the federal government, the independent power producers don't face constraints, such as limits on the rates of return they can earn, that regulated electric utilities traditionally faced. As a result, they can grow more quickly than utilities.

Two companies in which we invested, through convertible securities, were Calpine and AES Corporation. Calpine is primarily focused in the U.S. and has been successful building low-cost generating units. That cost advantage has resulted in superior profit margins for the company. AES has a global strategy, building plants around the world, including many developing nations, where the need for new power sources is greatest. As a result, both companies are rapidly growing their revenues and earnings.

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 1/31/2000 net assets)

Qualcomm Financial Trust I, 5.75%,
3/01/2012, convertible preferred                                            3.9%
Qwest Trends Trust 5.75%, convertible preferred                             2.5%
Duke Power Co.                                                              2.3%
The Williams Companies, Inc.                                                2.3%
CNH Global NV                                                               2.1%
Southern Co.                                                                2.0%
Decs Trust VI,-Metromedia Fiber
6.25%, 11/15/2002, convertible preferred                                    2.0%
American Tower Corp, 6.25%,
10/15/2009, convertible debenture                                           2.0%
Level 3 Communications, Inc., 6.00%,
09/15/2009, convertible debenture                                           1.9%
Utilicorp United, Inc.                                                      1.9%

What is your outlook?

We are cautious. We think the Federal Reserve Board may raise short-term rates even further in its effort to reduce the pace of economic growth. With the expectation of additional increases in interest rates, we expect we will continue to de-emphasize stocks in those sectors vulnerable to interest rate changes and seek to identify areas which we believe are offering superior growth prospects. Until the environment changes substantially, we expect to continue holding a healthy portion of the portfolio in convertible securities of companies in high growth industries. As in the past, the Fund will continue to focus on investments that provide income and the potential for capital growth.

                                   EVERGREEN
                             Small Cap Value Fund
                    Fund at a Glance as of January 31, 2000

"The acceleration of stock buybacks and merger and acquisition activity in the small-cap sector could provide a catalyst for the small-cap sector this year."

                                    Portfolio
                                   Management
                                 --------------

                    [PHOTO]                           [PHOTO]
               Jordan Alexander,                   Edwin D.Miska
                      CFA
              Tenure:January 1999               Tenure:September 1996

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE 1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 1/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS 2
--------------------------------------------------------------------------------

Portfolio Inception Date: 10/1/1993   Class A   Class B   Class C   Class Y
Class Inception Date                  1/3/1995  1/3/1995  1/24/1991  0/1/1993
Average Annual Returns*
6 month with sales charge              -12.75%   -13.22%    -10.50%      n/a
6 month w/o sales charge                -8.38%    -8.66%     -8.67%    -8.19%
1 year with sales charge                -6.19%    -7.06%     -4.22%      n/a
1 year w/o sales charge                 -1.51%    -2.20%     -2.27%    -1.24%
3 years                                  2.92%     2.91%      3.80%     4.87%
5 years                                 11.73%    11.73%     11.95%    13.09%
Since Portfolio Inception                9.54%     9.73%      9.70%    10.62%
Maximum Sales Charge                     4.75%     5.00%      2.00%      n/a
                                      Front End    CDSC       CDSC
6-month income dividends
per share                               $0.04     $0.01      $0.01     $0.05

*    Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                         Class A      CPI     Russell 2000 Value   Russell 2000
10/31/93                  9,526      10,000         10,000            10,000
1/94                      9,932      10,034         10,390            10,318
1/95                      9,688      10,316          9,829             9,699
1/96                     12,452      10,597         12,503            12,593
1/97                     15,478      10,920         15,306            14,979
1/98                     19,551      11,091         19,491            17,686
1/99                     17,991      11,277         18,149            17,745
1/00                     17,720      11,574         17,816            20,893


Comparison of a $10,000 investment in Evergreen Small Cap Value Fund, Class A shares 2, versus a similar investment in the Russell 2000 Index (Russell 2000) the Russell 2000 Value (Russell 2000 Value) and the Consumer Price Index (CPI).

The Russell 2000 and the Russell 2000 Value are unmanaged market indices which do not include transaction costs associated with buying and selling securities nor any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Returns reflect expense limits previously in effect, without which returns would have been lower.

Smaller capitalization stock investing may offer the potential for greater long term results, however it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuation.

                                   EVERGREEN
                             Small Cap Value Fund
                          Portfolio Manager Interview

How did the Fund perform?

For the six-month period ended January 31, 2000, the Fund's Class A shares had a total return of -8.38%. During the same six-month period, the Russell 2000 Value Index, the Fund's benchmark, returned -6.64%. Fund returns are before the deduction of any applicable sales charges.

                                   Portfolio
                                Characteristics
                                ---------------
                         (as of 1/31/2000 unless noted)

Total Net Assets                                                    $178,367,671
Number of Holdings                                                            81
Beta*                                                                       0.48
P/E Ratio*                                                                 27.4x
*As of 12/31/1999

What factors affected the performance during the six-month period?

The performance of the Fund during the period was held back by an over-weighted position in the consumer sector, which has been under pressure due to interest rate concerns and expectations of a slowdown in consumer spending. In addition, the Fund maintained its long-term emphasis on value style investing. During the period, the performance of the small-cap market was narrowly focused on the technology and healthcare sectors, which favored growth and momentum style investing. The best performing issues in the Russell 2000 were primarily of companies in the biotechnology and technology sectors that have not reached profitability and/or have limited operating history. To address the Fund's performance, we have been restructuring the portfolio to include additional issues in the technology and healthcare sectors while maintaining our value discipline and have been reducing the Fund's exposure to consumer cyclical stocks.

                                Top 5 Industries
                                ----------------
                   (as a percentage of 1/31/2000 net assets)

Consumer Products & Services                                               14.6%
Banks                                                                      12.5%
Building, Construction & Furnishings                                        9.7%
Retailing & Wholesale                                                       9.0%
Healthcare Products & Services                                              8.7%

What were some of the investments that supported performance during the period?

The portfolio restructuring resulted in some significant successes. Two of the Fund's best-performing issues during the period were SBS Technologies and CSG Systems, which were new names added to the portfolio in recent months. The two issues were each up more than 50% during the period. SBS Technologies designs custom-embedded computer products for the aerospace, computer, and telecommunications industries. The company's strong performance was propelled by several new design developments for the fast-growing telecommunications industry. CSG Systems provides customer care and billing systems for the communications market. The company, which maintains its proprietary software system, has benefited from the trend within the cable television industry to outsource billing and customer service operations.

Some of the best performance was realized in existing positions in the technology and healthcare sectors. In technology, investments that helped the Fund's performance included Scientific Atlanta, rising 118.5% during the period, and Helix Technology, up 83.6%. Helix Technology manufactures vacuum pumps and instrumentation components for semiconductor equipment manufacturers, such as Applied Materials. The company has benefited from the introduction of new products and a strong recovery in the semiconductor

                                    EVERGREEN
                              Small Cap Value Fund
                           Portfolio Manager Interview

capital equipment market. Scientific Atlanta, which manufactures cable TV set-top boxes and transmission equipment, is benefiting from the upgrading of the cable TV industry for the introduction of broadband services. We believe the company has the potential to realize solid earnings growth over the next twelve months as the cable industry introduces two-way digital services, such as internet and video-on-demand services using Scientific Atlanta's set-top boxes.

In healthcare, leading performers included ArthroCare Corp., which rose 228.8% during the period, and Jones Pharma, up 99.6%. ArthroCare has developed several new products for the arthroscopy market and has excellent potential to expand its business as it applies its proprietary technology to areas such as spinal and cosmetic surgery. Jones Pharma is a specialty pharmaceutical company that focuses on critical care and thyroid disorders. The company is seeing accelerated earnings growth fueled by solid prescription growth in several areas as well as an improved competitive position for a key product.

While investments in the technology and healthcare sectors helped performance, the heavy weighting in the consumer cyclical and financial sectors contributed to the Fund's under-performance during the period. We have significantly reduced our emphasis in both sectors, although we expect strong consumer spending to generate solid earnings growth and improved performance for many of the consumer names remaining in the portfolio.

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 1/31/2000 net assets)

Scientific Atlanta, Inc.                                                    2.6%
Alpharma, Inc., 5.75%, 04/01/2005                                           2.5%
Granite State Bankshares, Inc.                                              2.5%
Michael Foods, Inc.                                                         2.4%
ArthroCare Corp.                                                            2.4%
Whole Foods Market, Inc.                                                    2.3%
AmeriSource Health Corp., Cl. A                                             2.2%
SBS Technologies, Inc.                                                      2.2%
Guess?, Inc.                                                                2.1%
Lancaster Colony Corp.                                                      2.0%

What is your outlook?

We are very positive about the potential for strong small-cap stock performance. The valuation of the Russell 2000 Index, a measure of small-cap stock performance, relative to the S&P 500, a measure of large-cap performance, remains at a very attractive level. In the past, the small-cap sector posted dramatic gains following similar periods of underperformance. For example, small-caps more than doubled in 1975-76 and were up over 65% in 1990-91 after declining about 20% in the preceding year. The acceleration of stock buybacks and merger and acquisition activity in the small-cap sector could provide a catalyst for the small-cap sector this year. Favorable small-cap performance has generally coincided with periods of strong cyclical growth, lower relative cost of capital, and a more profitable business environment. Despite concerns about the cost of capital for small-cap companies relative to larger companies, we believe the overall economic outlook for earnings growth and profitability supports a favorable trend.

                                   EVERGREEN
                                  Utility Fund
                    Fund at a Glance as of January 31, 2000

"Technological advances in communications and rising demand for communications services by both businesses and consumers created enormous growth opportunities."


                                  Portfolio
                                  Management

                    [PHOTO]                    [PHOTO]

             Matthew D. Finn, CFA        Doris Kelley-Watkins
              Tenure: May 1999           Tenure: February 1997

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE 1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 1/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1Source: 2000 Morningstar, Inc.

2Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes C and Y prior to their inception is based on the performance of Class A, one of the original classes offered along with Class B. These historical returns for Classes C and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Class C would have been lower while returns for Class Y would have been higher.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS 2
--------------------------------------------------------------------------------
Portfolio Inception Date: 1/4/1994     Class A    Class B    Class C   Class Y
Class Inception Date                   1/4/1994   1/4/1994   9/2/1994  2/28/1994
Average Annual Returns*
6 month with sales charge              15.64%     15.85%     18.94%    n/a
6 month w/o sales charge               21.40%     20.85%     20.94%    21.53%
1 year with sales charge               38.53%     39.35%     42.45%    n/a
1 year w/o sales charge                45.40%     44.35%     44.45%    45.87%
3 years                                22.69%     23.08%     23.76%    25.00%
5 years                                19.88%     19.94%     20.14%    21.34%
Since Portfolio Inception              15.81%     15.89%     15.97%    17.02%
Maximum Sales Charge                    4.75%      5.00%      1.00%    n/a
                                       Front End  CDSC       CDSC
6-month income dividends
per share                              $0.17      $0.12      $0.12     $0.19
6-month capital gain distributions
per share                              $1.18      $1.18      $1.18     $1.18

*Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]


Period End           Class A             CPI        S&P 500      S&P Utilities

1-31-94               9,523            10,000        10,000         10,000
1-95                  9,344            10,280        10,053          9,333
1-96                 11,936            10,561        13,940         11,845
1-97                 12,530            10,882        17,612         11,551
1-98                 15,490            11,053        22,351         12,671
1-99                 16,682            11,238        29,620         13,876
1-00                 24,299            11,535        32,679         14,099

Comparison of change in value of a $10,000 investment in Evergreen Utility Fund Class A shares2, the Standard and Poor's Utility Index (S&P Utilities), the Standard and Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P Utilities and the S&P 500 are unmanaged market indices which do not include transaction costs associated with buying and selling securities nor any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Returns reflect expense limits previously in effect, without which returns would have been lower.

Funds that concentrate their investments in a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

                                   EVERGREEN
                                 Utility Fund
                          Portfolio Manager Interview

How did the Fund perform?

For the six-month period ended January 31, 2000, the Fund's Class A shares had a total return of 21.40%. During the same period, the average return of utility mutual funds was 9.50%, according to Lipper Inc., an independent monitor of mutual fund performance, while the Standard & Poor's Utilities Index returned 0.90%. Fund returns are before the deduction of any applicable sales charges.

                                   Portfolio
                                Characteristics
                                ---------------
                         (as of 1/31/2000 unless noted)

Total Net Assets                                                    $203,108,344
Number of Holdings                                                            49
Beta*                                                                       0.54
P/E Ratio*                                                                 20.8x
* As of 12/31/1999

What was the investment environment like during the six-month period?

Throughout the six-month period, we witnessed a continuation of the dominant trends that had been in place for more than a year: telecommunications stocks offered significant growth opportunities while traditional utility stocks tended to lose value.

Traditional electric and gas utility stocks are highly influenced by three factors, all of which had a negative impact during the period: interest rates; earnings growth; and weather. Interest rates rose significantly, adversely affecting interest-sensitive stocks such as utilities. At the same time, electric and gas utilities, most of which remained highly regulated, had very little earnings growth. Finally, a pattern of relatively mild weather in both the summer and winter held back demand for energy for either air conditioning or heating, and limited the revenue growth of these types of utilities.

Telecommunications presented a very different story. Technological advances in communications and rising demand for communications services by both businesses and consumers created enormous growth opportunities. While the best investment results were realized from wireless service providers, the beneficiaries of these trends ranged throughout the industry and also included regional Bell operating companies and telecommunications equipment companies.

                                Top 5 Industries
                                ----------------
                   (as a percentage of 1/31/2000 net assets)

Utilities--Electric                                                       31.9%
Utilities--Telephone                                                      22.2%
Communication Systems & Services                                          11.8%
Telecommunication Services & Equipment                                     7.8%
Utilities--Gas                                                             7.2%

What strategies did you pursue in this environment?

We manage for total return--a combination of price appreciation and current income. During the six-month period, we continued to emphasize the telecommunications sector, which we had built up earlier in 1999. On January 31, 2000 approximately 47% of the Fund's net assets were invested in telecommunications-related common stocks or convertible securities.

Within telecommunications, we invested throughout the industry, including wireless service providers, long-distance companies, regional Bell operating companies, competitive local exchange companies, long-haul fiber optic companies, wireless infrastructure and telecommunications equipment companies.

We invested in convertible securities as well as in common stock because of the superior income the

                                   EVERGREEN
                                 Utility Fund
                          Portfolio Manager Interview

convertibles offer. This tactic allows us to invest in a high-growth area where many of the stocks do not pay dividends, and yet still receive current income. One of the largest positions in the Fund, for example, was the 5.75% convertible preferred stock of Qualcomm, a leading wireless equipment company. We also invested in the 6.25% convertible bond of American Tower, a wireless infrastructure company that builds and operates towers for wireless antennas, and the 6% convertible security of Level Three, a telecommunications networking company.

Among other telecommunications companies in the top 10 holdings were: Nextel Communications, a national wireless service provider; Sprint, the national long-distance and wireless communications company; AT&T, which is expanding from its traditional long-distance base toward greater emphasis on all telecommunications products and services; BellSouth, a regional Bell operating company; and GTE, a diversified telecommunications company.

Two of the Fund's ten largest holdings were outside telecommunications. The Fund had major investments in Enron, a diversified energy company that was the Fund's largest position, and Scottish Power, which the Fund held after Scottish Power acquired Pacific Corp., a domestic electric utility. Scottish Power was the Fund's tenth largest position.

When we looked at independent power producers, we searched for companies with catalysts to propel future earnings growth. AES and Calpine, both independent power companies, were among the better performing investments.

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 1/31/2000 net assets)

Enron Corp.                                                                 4.6%
Nextel Communications, Inc., Cl A                                           4.6%
Level 3 Communications, Inc.
 6.00%, 9/15/2009, convertible debenture                                    3.3%
Qualcomm Financial Trust I, 5.75%,
 3/01/2012, convertible preferred                                           3.2%
Sprint Corp.                                                                3.2%
Decs Trust VI--Metromedia Fiber
 6.25%,11/15/2002, convertible preferred                                    3.1%
AT&T Corp.                                                                  2.7%
BellSouth Corp.                                                             2.6%
GTE Corp.                                                                   2.5%
Scottish Power Plc, ADR                                                     2.5%

What is the outlook for investing in utilities?

Generally, we believe the outlook is much more favorable for telecommunications stocks than it is for electric utility stocks. We suspect that interest rates either will continue to move upward or to be flat. This would negatively affect electric and gas utility stocks. Our investments in these companies will be selective, and directed toward securities that either can provide above-average current income for the portfolio or that have a catalyst that can spark earnings growth and/or price appreciation.

We expect to continue to look toward telecommunications industry stocks for their price appreciation potential. We plan to take advantage of the global telecommunications revolution that offers growth potential very few other industries can match.

                                   EVERGREEN
                                  Value Fund
                    Fund at a Glance as of January 31, 2000

"We believe that if and when investors start paying more attention to stock valuations, there are some very strong underpinnings for a sustained rally in value-oriented stocks."

                                   Portfolio
                                  Management
                                  ----------

                                    [PHOTO]

                             Matthew D. Finn, CFA
                              Tenure: March 1998

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE 1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 1/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS 2
--------------------------------------------------------------------------------
Portfolio Inception Date: 4/12/1985   Class A     Class B    Class C    Class Y
Class Inception Date                  4/12/1985   2/2/1993   9/2/1994   1/3/1991
Average Annual Returns*
6 month with sales charge             -11.76%     -11.72%     -9.31%     n/a
6 month w/o sales charge               -7.36%      -7.70%     -7.71%     -7.24%
1 year with sales charge               -7.50%      -7.78%     -5.26%     n/a
1 year w/o sales charge                -2.87%      -3.58%     -3.58%     -2.62%
3 years                                 7.93%       8.10%      8.89%      9.97%
5 years                                15.21%      15.27%     15.51%     16.63%
10 years                               12.27%      12.29%     12.38%     13.10%
Since Portfolio Inception              12.96%      12.96%     13.03%     13.52%
Maximum Sales Charge                    4.75%       5.00%      2.00%     n/a
                                      Front End   CDSC       CDSC
6-month income distribution
per share                              $0.09       $0.01      $0.01      $0.12
6-month capital gain distributions
per share                              $3.11       $3.11      $3.11      $3.11
* Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]


                                                                        Russell
Period End             Class A           CPI           S & P 500      1000 Value

  1/31/90               9,525          10,000            10,000         10,000
  1/91                 10,052          10,565            10,839         10,244
  1/92                 11,907          10,840            13,299         12,233
  1/93                 13,092          11,193            14,706         14,305
  1/94                 14,691          11,476            16,600         17,042
  1/95                 14,901          11,797            16,688         16,589
  1/96                 19,660          12,119            23,140         22,960
  1/97                 24,065          12,488            29,236         28,397
  1/98                 28,304          12,684            37,103         36,098
  1/99                 32,700          12,896            49,169         42,678
  1/00                 31,760          13,237            54,246         43,972

Comparison of a $10,000 investment in Evergreen Value Fund, Class A shares 2, versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Russell 1000 Value Index (Russell 1000 Value ) and the Consumer Price Index
(CPI).

The S&P 500 and the Russell 1000 Value are unmanaged market indices which do not include transaction costs associated with buying and selling securities nor any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Returns reflect expense limits previously in effect, without which returns would have been lower.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

                                   EVERGREEN
                                  Value Fund
                          Portfolio Manager Interview

How did the Fund perform?

For the six-month period ended January 31, 2000, the Fund's Class A shares had a total return of -7.36%. During the same period, the Fund's benchmarks, Standard & Poor's 500 and the Russell 1000 Value had returns of 5.59% and -5.22%, respectively. The median return of multi-cap value funds was -6.04%, according to Lipper Inc., an independent monitor of mutual fund performance. Fund returns are before the deduction of any applicable sales charges.

                                   Portfolio
                                Characteristics
                                ---------------
                         (as of 1/31/2000 unless noted)

Total Net Assets                                                    $754,145,013
Number of Holdings                                                            86
Beta*                                                                       0.86
P/E Ratio*                                                                 15.8x
*As of 12/31/1999

What was the investment environment like during the six-month period?

Value strategies lagged growth strategies during the six-month period, as the sectors that value investors typically emphasize--such as financial services and cyclical industries--lagged the performance gained from growth areas such as technology.

Interest rates were an important factor. Shortly before the period began, the U.S. Federal Reserve Board began raising short-term interest rates. The Federal Reserve Board subsequently raised rates twice more during the period to slow economic growth and avert inflation. Bond market investors, however, did not appear to be as concerned about potential inflation as did the Federal Reserve Board. As a result, longer-term rates did not rise as sharply as short-term rates, and at times the yield curve inverted, that is, some longer term rates were lower than some rates of shorter-term securities. This inversion of the yield curve sometimes happens when the Federal Reserve Board acts very aggressively to head off inflation. Financial services stocks--many of which depend on the "spread" between short-term and long-term rates-were particularly hard hit in this environment of rising short-term rates. Other cyclical industries that are sensitive to movements in the business cycle such as basic materials and retailing were also adversely affected.

Particularly during November and December 1999, investors appeared to favor stable companies and technology companies, particularly the so-called "dot-com" stocks of companies involved in commerce on the internet. The Fund, which emphasizes stocks of reasonable valuations, did not own very many "dot-com" stocks, which were very highly priced.

                                Top 5 Industries
                                ----------------
                   (as a percentage of 1/31/2000 net assets)

Finance & Insurance                                                        14.5%
Oil / Energy                                                                9.9%
Healthcare Products & Services                                              9.3%
Utilities--Telephone                                                        8.3%
Information Services & Technology                                           8.0%

What strategies did you pursue in this environment?

We reduced our holdings in the interest-rate-sensitive financial services and cyclical industries. At the end of the period, financial services stocks comprised about 22% of net assets, compared to a 29% representation in the Russell 1000 Value Index. Within financial services, we looked for companies that had some type of earnings growth, either from their distinct businesses or from cost-cutting programs. With some exceptions,

                                   EVERGREEN
                                  Value Fund
                          Portfolio Manager Interview

we downplayed bank stocks. When we did invest in banks, we focused on companies such as Fleet Bank or Union Bank of California that were undergoing restructuring programs. We also favored large, money-center institutions such as Citigroup and Chase Manhattan that had global franchises and businesses that participated in capital markets activity. We also sought out growth in stocks such as Fannie Mae, involved in mortgages, and AMBAC, involved in municipal bond insurance.

Among cyclical stocks, we reduced our investments in basic materials, such as aluminum and paper companies.

We increased our emphasis on healthcare industry stocks, where we saw attractive stock valuations and fundamentally strong, growing businesses. We added pharmaceutical companies, hospital companies and healthcare services. Although healthcare stocks did not enjoy strong performance in 1999, we saw attractive value and the potential for strong, long-term performance. Among the companies in which we invested were Merck and American Home Products, two leading pharmaceutical companies; Health Management Associates, a hospital management company; and Quest Diagnostics, which is involved in medical testing. One major holding, Pharmacia & Upjohn, had somewhat disappointing performance during the period because of controversy over its acquisition of Monsanto. We believe, however, that Pharmacia & Upjohn has very strong long-term potential.

Our technology holdings tended to be long-term industry leaders such as Intel, Motorola, Hewlett-Packard and IBM, all of which performed well. We also added some mid-cap names such as Symantec, a software company that rebounded well, Varian, a semi-conductor company, and Keane Inc., another software company.

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 1/31/2000 net assets)

Exxon Mobile Corp.                                                          5.3%
UnionBancal Corp.                                                           2.8%
AMBAC Financial Group, Inc.                                                 2.3%
GTE Corp.                                                                   2.3%
Federal National Mortgage Assoc.                                            2.1%
General Electric Co.                                                        2.0%
American Power Conversion Corp.                                             1.9%
FleetBoston Financial Corp.                                                 1.9%
BellSouth Corp.                                                             1.7%
Citigroup, Inc.                                                             1.7%

What is your outlook?

Long-term, we are very bullish, although we may have to wait for an end of the market's infatuation with high-priced technology stocks. We think recent market activity has created some very attractive values in selected sectors, such as financial services, where we believe there are many very good companies whose stocks are trading at excellent values. Healthcare and utility industry stocks also offer some interesting values.

We believe that if and when investors start paying more attention to stock valuations, there are some very strong underpinnings for a sustained rally in value-oriented stocks. One of the important factors that will affect the market, however, is the Federal Reserve Board and whether it can successfully engineer a "soft landing" in the economy.

                                   EVERGREEN
                                 Blue Chip Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                                     Six Months Ended  Year Ended July 31,
                                    January 31, 2000 # ----------------------
                                       (Unaudited)       1999      1998 (a)
CLASS A SHARES
Net asset value, beginning of
 period                                   $32.88       $   30.42   $   27.39
                                          ------       ---------   ---------
Income from investment operations
Net investment income (loss)               (0.02)           0.05        0.08
Net realized and unrealized gains
 on securities                              4.09            4.82        3.01
                                          ------       ---------   ---------
Total from investment operations            4.07            4.87        3.09
                                          ------       ---------   ---------
Distributions to shareholders from
Net investment income                          0           (0.03)      (0.06)
Net realized gains                         (2.40)          (2.38)          0
                                          ------       ---------   ---------
Total distributions                        (2.40)          (2.41)      (0.06)
                                          ------       ---------   ---------
Net asset value, end of period            $34.55       $   32.88   $   30.42
                                          ------       ---------   ---------
Total return*                              12.44%          17.29%      11.29%
Ratios and supplemental data
Net assets, end of period
 (millions)                               $  466       $     382   $     285
Ratios to average net assets
 Expenses**                                 1.17%+          1.20%       1.20%+
 Net investment income (loss)              (0.09%)+         0.19%       0.49%+
Portfolio turnover rate                       66%            111%        112%

                          Six Months Ended  Year Ended July 31,        Year Ended August 31,
                         January 31, 2000 # -----------------------   -------------------------
                            (Unaudited)       1999       1998 (b)      1997     1996     1995
CLASS B SHARES
Net asset value,
 beginning of period           $32.54       $   30.35    $   29.79    $ 25.05  $ 22.98  $ 23.21
                               ------       ---------    ---------    -------  -------  -------
Income from investment
 operations
Net investment income
 (loss)                         (0.14)          (0.05)       (0.12)      0.15     0.12     0.25
Net realized and
 unrealized gains on
 securities                      4.03            4.62         5.72       7.97     3.69     2.66
                               ------       ---------    ---------    -------  -------  -------
Total from investment
 operations                      3.89            4.57         5.60       8.12     3.81     2.91
                               ------       ---------    ---------    -------  -------  -------
Distributions to
 shareholders from
Net investment income               0               0        (0.08)     (0.20)   (0.76)   (0.36)
Net realized gains              (2.40)          (2.38)       (4.96)     (3.18)   (0.98)   (2.78)
                               ------       ---------    ---------    -------  -------  -------
Total distributions             (2.40)          (2.38)       (5.04)     (3.38)   (1.74)   (3.14)
                               ------       ---------    ---------    -------  -------  -------
Net asset value, end of
 period                        $34.03       $   32.54    $   30.35    $ 29.79  $ 25.05  $ 22.98
                               ------       ---------    ---------    -------  -------  -------
Total return*                   12.01%          16.26%       20.89%     34.76%   17.31%   13.87%
Ratios and supplemental
 data
Net assets, end of
 period (millions)             $  376       $     255    $     118    $   313  $   225  $   199
Ratios to average net
 assets
 Expenses**                      1.92%+          1.95%        1.68%+     1.57%    1.85%    1.75%
 Net investment income
  (loss)                        (0.85%)+        (0.60%)      (0.02%)+    0.55%    0.52%    1.09%
Portfolio turnover rate            66%            111%         112%       109%     139%     115%

(a) For the period from January 20, 1998 (commencement of class operations) to July 31, 1998.
(b) For the eleven months ended July 31, 1998. The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 1998.
*    Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+    Annualized.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Blue Chip Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                          Year Ended July
                                        Six Months Ended        31,
                                       January 31, 2000 # -----------------
                                          (Unaudited)      1999    1998 (a)
CLASS C SHARES
Net asset value, beginning of period         $32.63       $30.40    $27.70
                                             ------       ------    ------
Income from investment operations
Net investment income (loss)                  (0.14)       (0.11)        0
Net realized and unrealized gains on
 securities                                    4.04         4.72      2.72
                                             ------       ------    ------
Total from investment operations               3.90         4.61      2.72
                                             ------       ------    ------
Distributions to shareholders from
Net investment income                             0            0     (0.02)
Net realized gains                            (2.40)       (2.38)        0
                                             ------       ------    ------
Total distributions                           (2.40)       (2.38)    (0.02)
                                             ------       ------    ------
Net asset value, end of period               $34.13       $32.63    $30.40
                                             ------       ------    ------
Total return*                                 12.01%       16.37%     9.80%
Ratios and supplemental data
Net assets, end of period (thousands)        $7,035       $2,969    $  780
Ratios to average net assets
 Expenses**                                    1.93%+       1.95%     2.02%+
 Net investment loss                          (0.87%)+     (0.67%)   (0.27%)+
Portfolio turnover rate                          66%         111%      112%

                                        Six Months Ended
                                       January 31, 2000 #   Period Ended
                                          (Unaudited)     July 31, 1999 (b)
CLASS Y SHARES
Net asset value, beginning of period         $32.62            $32.30
                                             ------            ------
Income from investment operations
Net investment income                          0.01                 0
Net realized and unrealized gains on
 securities                                    4.07              0.32
                                             ------            ------
Total from investment operations               4.08              0.32
                                             ------            ------
Distributions to shareholders from
Net realized gains                            (2.40)                0
                                             ------            ------
Total distributions                           (2.40)                0
                                             ------            ------
Net asset value, end of period               $34.30            $32.62
                                             ------            ------
Total return                                  12.58%             0.99%
Ratios and supplemental data
Net assets, end of period (thousands)        $6,646            $  789
Ratios to average net assets
 Expenses**                                    0.94%+            0.95%+
 Net investment income                         0.08%+            0.08%+
Portfolio turnover rate                          66%              111%

(a) For the period from January 22, 1998 (commencement of class operations) to July 31, 1998.
(b) For the period from April 30, 1999 (commencement of class operations) to July 31, 1999.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                               Equity Income Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                         Six Months Ended    Year Ended July 31,        Year Ended November 30,
                         January 31, 2000 ---------------------------   ------------------------
                           (Unaudited)    1999 #     1998    1997 (a)      1996         1995
CLASS A SHARES
Net asset value,
 beginning of period         $ 20.17      $ 21.65  $  20.69  $ 17.33    $     13.83  $     11.75
                             -------      -------  --------  -------    -----------  -----------
Income from investment
 operations
Net investment income           0.15         0.33      0.21     0.18           0.26         0.25
Net realized and
 unrealized gains or
 losses on securities          (1.43)        1.22      2.46     3.34           3.83         2.80
                             -------      -------  --------  -------    -----------  -----------
Total from investment
 operations                    (1.28)        1.55      2.67     3.52           4.09         3.05
                             -------      -------  --------  -------    -----------  -----------
Distributions to
 shareholders from
Net investment income          (0.19)       (0.29)    (0.19)   (0.16)         (0.26)       (0.32)
Net realized gains             (2.99)       (2.74)    (1.52)       0          (0.33)       (0.65)
                             -------      -------  --------  -------    -----------  -----------
Total distributions            (3.18)       (3.03)    (1.71)   (0.16)         (0.59)       (0.97)
                             -------      -------  --------  -------    -----------  -----------
Net asset value, end of
 period                      $ 15.71      $ 20.17  $  21.65  $ 20.69    $     17.33  $     13.83
                             -------      -------  --------  -------    -----------  -----------
Total return*                  (7.11%)       8.20%    13.85%   20.40%         29.83%       26.57%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $38,680      $50,213  $ 52,667  $47,812    $    40,487  $    27,037
Ratios to average net
 assets
 Expenses**                     1.20%+       1.17%     1.21%    1.24%+         1.41%        1.69%
 Net investment income          1.66%+       1.68%     1.01%    1.46%+         1.66%        1.94%
Portfolio turnover rate           34%         106%       66%      41%            41%          77%

                         Six Months Ended    Year Ended July 31,        Year Ended November 30,
                         January 31, 2000 ---------------------------   ------------------------
                           (Unaudited)    1999 #     1998    1997 (a)      1996         1995
CLASS B SHARES

Net asset value,
 beginning of period         $ 20.06      $ 21.56  $  20.63  $ 17.31    $     13.84  $     11.77
                             -------      -------  --------  -------    -----------  -----------
Income from investment
 operations
Net investment income           0.08         0.18      0.06     0.09           0.15         0.15
Net realized and
 unrealized gains or
 losses on securities          (1.43)        1.21      2.45     3.31           3.80         2.82
                             -------      -------  --------  -------    -----------  -----------
Total from investment
 operations                    (1.35)        1.39      2.51     3.40           3.95         2.97
                             -------      -------  --------  -------    -----------  -----------
Distributions to
 shareholders from
Net investment income          (0.12)       (0.15)    (0.06)   (0.08)         (0.15)       (0.25)
Net realized gains             (2.99)       (2.74)    (1.52)       0          (0.33)       (0.65)
                             -------      -------  --------  -------    -----------  -----------
Total distributions            (3.11)       (2.89)    (1.58)   (0.08)         (0.48)       (0.90)
                             -------      -------  --------  -------    -----------  -----------

Net asset value, end of
 period                      $ 15.60      $ 20.06  $  21.56  $ 20.63    $     17.31  $     13.84
                             -------      -------  --------  -------    -----------  -----------
Total return*                  (7.49%)       7.39%    13.01%   19.68%         28.73%       25.59%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $55,956      $78,049  $105,748  $94,309    $    43,526  $    20,605
Ratios to average net
 assets
 Expenses**                     1.95%+       1.93%     1.97%    2.02%+         2.18%        2.47%
 Net investment income          0.91%+       0.91%     0.25%    0.58%+         0.88%        1.06%
Portfolio turnover rate           34%         106%       66%      41%            41%          77%

(a) For the eight months ended July 31, 1997. The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                               Equity Income Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                         Six Months Ended   Year Ended July 31,        Year Ended November 30,
                         January 31, 2000 --------------------------   -----------------------
                           (Unaudited)    1999 #    1998    1997 (a)       1996         1995
CLASS C SHARES
Net asset value,
 beginning of period         $ 20.08      $ 21.58  $ 20.65  $ 17.32    $      13.85  $     11.78
                             -------      -------  -------  -------    ------------  -----------
Income from investment
 operations
Net investment income           0.08         0.18     0.05     0.09            0.14         0.16
Net realized and
 unrealized gains or
 losses on securities          (1.43)        1.21     2.46     3.32            3.81         2.81
                             -------      -------  -------  -------    ------------  -----------
Total from investment
 operations                    (1.35)        1.39     2.51     3.41            3.95         2.97
                             -------      -------  -------  -------    ------------  -----------
Distributions to
 shareholders from
Net investment income          (0.12)       (0.15)   (0.06)   (0.08)          (0.15)       (0.25)
Net realized gains             (2.99)       (2.74)   (1.52)       0           (0.33)       (0.65)
                             -------      -------  -------  -------    ------------  -----------
Total distributions            (3.11)       (2.89)   (1.58)   (0.08)          (0.48)       (0.90)
                             -------      -------  -------  -------    ------------  -----------
Net asset value, end of
 period                      $ 15.62      $ 20.08  $ 21.58  $ 20.65    $      17.32  $     13.85
                             -------      -------  -------  -------    ------------  -----------
Total return*                  (7.49%)       7.38%   12.99%   19.73%          28.71%       25.57%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $11,938      $16,952  $20,851  $21,125    $     14,562  $     9,503
Ratios to average net
 assets
 Expenses**                     1.95%+       1.93%    1.97%    2.01%+          2.17%        2.47%
 Net investment income          0.91%+       0.91%    0.25%    0.66%+          0.89%        1.16%
Portfolio turnover rate           34%         106%      66%      41%             41%          77%

                                   Six Months Ended  Year Ended July 31,
                                   January 31, 2000 ------------------------
                                     (Unaudited)    1999 #   1998   1997 (b)
CLASS Y SHARES
Net asset value, beginning of
 period                                 $20.12      $21.61  $20.62   $17.74
                                        ------      ------  ------   ------
Income from investment operations
Net investment income                     0.24        0.37    0.24     0.18
Net realized and unrealized gains
 or losses on securities                 (1.50)       1.22    2.51     2.86
                                        ------      ------  ------   ------
Total from investment operations         (1.26)       1.59    2.75     3.04
                                        ------      ------  ------   ------
Distributions to shareholders
Net investment income                    (0.21)      (0.34)  (0.24)   (0.16)
Net realized gains                       (2.99)      (2.74)  (1.52)       0
                                        ------      ------  ------   ------
Total distributions                      (3.20)      (3.08)  (1.76)   (0.16)
                                        ------      ------  ------   ------
Net asset value, end of period          $15.66      $20.12  $21.61   $20.62
                                        ------      ------  ------   ------
Total return                             (7.00%)      8.44%  14.29%   17.22%
Ratios and supplemental data
Net assets, end of period
 (thousands)                            $  105      $  651  $  111   $   93
Ratios to average net assets
 Expenses**                               0.93%+      0.87%   0.93%    1.34%+
 Net investment income                    1.88%+      1.98%   1.31%    0.79%+
Portfolio turnover rate                     34%        106%     66%      41%

(a) For the eight months ended July 31, 1997. The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 1997.
(b) For the period from January 13, 1997 (commencement of class operations) to July 31, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Growth and Income Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                         Six Months Ended  Year Ended July 31,         Year Ended December 31,
                         January 31, 2000 --------------------------   -----------------------
                           (Unaudited)     1999     1998    1997 (b)      1996         1995 (a)
CLASS A SHARES
Net asset value,
 beginning of period          $29.56      $29.14   $27.26    $22.53    $     18.63    $     14.48
                              ------      ------   ------    ------    -----------    -----------
Income from investment
 operations
Net investment income
 (loss)                        (0.03)       0.10     0.16      0.08           0.12           0.13
Net realized and
 unrealized gains on
 securities                     1.43        1.16     2.86      4.72           4.26           4.64
                              ------      ------   ------    ------    -----------    -----------
Total from investment
 operations                     1.40        1.26     3.02      4.80           4.38           4.77
                              ------      ------   ------    ------    -----------    -----------
Distributions to
 shareholders from
Net investment income              0       (0.06)   (0.13)    (0.07)         (0.13)         (0.14)
Net realized gains             (0.60)      (0.78)   (1.01)        0          (0.35)         (0.48)
                              ------      ------   ------    ------    -----------    -----------
Total distributions            (0.60)      (0.84)   (1.14)    (0.07)         (0.48)         (0.62)
                              ------      ------   ------    ------    -----------    -----------
Net asset value, end of
 period                       $30.36      $29.56   $29.14    $27.26    $     22.53    $     18.63
                              ------      ------   ------    ------    -----------    -----------
Total return*                   4.77%       4.48%   11.26%    21.33%         23.50%         33.00%
Ratios and supplemental
 data
Net assets, end of
 period (millions)            $  234      $  250   $  296    $  166    $        85    $        19
Ratios to average net
 assets
 Expenses**                     1.46%+      1.43%    1.46%     1.47%+         1.41%          1.55%+
 Net investment income
  (loss)                       (0.25%)+     0.33%    0.61%     0.57%+         0.70%          0.99%+
Portfolio turnover rate           33%         39%      20%        6%            14%            17%

                         Six Months Ended  Year Ended July 31,         Year Ended December 31,
                         January 31, 2000 --------------------------   -----------------------
                           (Unaudited)     1999     1998    1997 (b)      1996         1995 (a)
CLASS B SHARES
Net asset value,
 beginning of period          $29.14      $28.88   $27.10    $22.43    $     18.59    $     14.48
                              ------      ------   ------    ------    -----------    -----------
Income from investment
 operations
Net investment income
 (loss)                        (0.18)      (0.14)   (0.02)    (0.02)             0           0.05
Net realized and
 unrealized gains on
 securities                     1.45        1.18     2.81      4.69           4.20           4.61
                              ------      ------   ------    ------    -----------    -----------
Total from investment
 operations                     1.27        1.04     2.79      4.67           4.20           4.66
                              ------      ------   ------    ------    -----------    -----------
Distributions to
 shareholders from
Net investment income              0           0        0         0          (0.01)         (0.07)
Net realized gains             (0.60)      (0.78)   (1.01)        0          (0.35)         (0.48)
                              ------      ------   ------    ------    -----------    -----------
Total distributions            (0.60)      (0.78)   (1.01)        0          (0.36)         (0.55)
                              ------      ------   ------    ------    -----------    -----------
Net asset value, end of
 period                       $29.81      $29.14   $28.88    $27.10    $     22.43    $     18.59
                              ------      ------   ------    ------    -----------    -----------
Total return*                   4.39%       3.73%   10.44%    20.82%         22.60%         32.20%
Ratios and supplemental
 data
Net assets, end of
 period (millions)            $  799      $  891   $1,000    $  542    $       245    $        46
Ratios to average net
 assets
 Expenses**                     2.21%+      2.18%    2.21%     2.25%+         2.17%          2.24%+
 Net investment income
  (loss)                       (1.01%)+    (0.43%)  (0.14%)   (0.19%)+       (0.06%)         0.30%+
Portfolio turnover rate           33%         39%      20%        6%            14%            17%

(a) For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
(b) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Growth and Income Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                         Six Months Ended  Year Ended July 31,         Year Ended December 31,
                         January 31, 2000 --------------------------   -----------------------
                           (Unaudited)     1999     1998    1997 (b)      1996         1995 (a)
CLASS C SHARES
Net asset value,
 beginning of period          $29.14      $28.89   $27.10    $22.43    $     18.58    $     14.48
                              ------      ------   ------    ------    -----------    -----------
Income from investment
 operations
Net investment income
 (loss)                        (0.20)      (0.16)   (0.02)    (0.02)             0           0.06
Net realized and
 unrealized gains on
 securities                     1.47        1.19     2.82      4.69           4.21           4.60
                              ------      ------   ------    ------    -----------    -----------
Total from investment
 operations                     1.27        1.03     2.80      4.67           4.21           4.66
                              ------      ------   ------    ------    -----------    -----------
Distributions to
 shareholders from
Net investment income              0           0        0         0          (0.01)         (0.08)
Net realized gains             (0.60)      (0.78)   (1.01)        0          (0.35)         (0.48)
                              ------      ------   ------    ------    -----------    -----------
Total distributions            (0.60)      (0.78)   (1.01)        0          (0.36)         (0.56)
                              ------      ------   ------    ------    -----------    -----------
Net asset value, end of
 period                       $29.81      $29.14   $28.89    $27.10    $     22.43    $     18.58
                              ------      ------   ------    ------    -----------    -----------
Total return*                   4.39%       3.69%   10.47%    20.82%         22.60%         32.20%
Ratios and supplemental
 data
Net assets, end of
 period (millions)            $   30      $   37   $   50    $   24    $        10    $        20
Ratios to average net
 assets
 Expenses**                     2.21%+      2.18%    2.21%     2.25%+         2.17%          2.15%+
 Net investment income
  (loss)                       (1.00%)+    (0.42%)  (0.13%)   (0.19%)+       (0.06%)         0.35%+
Portfolio turnover rate           33%         39%      20%        6%            14%            17%

                         Six Months Ended  Year Ended July 31,      Year Ended December 31,
                         January 31, 2000 ------------------------  -----------------------
                           (Unaudited)     1999    1998   1997 (b)     1996         1995
CLASS Y SHARES
Net asset value,
 beginning of period          $29.65      $29.19  $27.29   $22.55   $     18.64  $     14.52
                              ------      ------  ------   ------   -----------  -----------
Income from investment
 operations
Net investment income           0.03        0.19    0.24     0.11          0.18         0.18
Net realized and
 unrealized gains on
 securities                     1.42        1.15    2.87     4.73          4.25         4.59
                              ------      ------  ------   ------   -----------  -----------
Total from investment
 operations                     1.45        1.34    3.11     4.84          4.43         4.77
                              ------      ------  ------   ------   -----------  -----------
Distributions to
 shareholders from
Net investment income              0       (0.10)  (0.20)   (0.10)        (0.17)       (0.17)
Net realized gains             (0.60)      (0.78)  (1.01)       0         (0.35)       (0.48)
                              ------      ------  ------   ------   -----------  -----------
Total distributions            (0.60)      (0.88)  (1.21)   (0.10)        (0.52)       (0.65)
                              ------      ------  ------   ------   -----------  -----------
Net asset value, end of
 period                       $30.50      $29.65  $29.19   $27.29   $     22.55  $     18.64
                              ------      ------  ------   ------   -----------  -----------
Total return                    4.92%       4.75%  11.56%   21.52%        23.80%       32.90%
Ratios and supplemental
 data
Net assets, end of
 period (millions)            $  553      $  634  $  801   $  616   $       442  $       141
Ratios to average net
 assets
 Expenses**                     1.21%+      1.18%   1.20%    1.21%+        1.16%        1.27%
 Net investment income          0.00%+      0.57%   0.86%    0.82%+        0.93%        1.11%
Portfolio turnover rate           33%         39%     20%       6%           14%          17%

(a) For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
(b) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Income and Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                                                                           Year Ended
                         Six Months Ended     Year Ended July 31,          January 31,
                         January 31, 2000 -----------------------------  ----------------
                           (Unaudited)     1999 #    1998    1997 (a) #   1997     1996
CLASS A SHARES
Net asset value,
 beginning of period         $  22.57     $  23.19  $ 23.94   $ 21.79    $ 20.15  $ 17.28
                             --------     --------  -------   -------    -------  -------
Income from investment
 operations
Net investment income            0.37         0.94     1.05      0.52       1.02     1.01
Net realized and
 unrealized gains or
 losses on securities           (0.16)        1.50     0.81      2.15       1.67     2.94
                             --------     --------  -------   -------    -------  -------
Total from investment
 operations                      0.21         2.44     1.86      2.67       2.69     3.95
                             --------     --------  -------   -------    -------  -------
Distributions to
 shareholders from
Net investment income           (0.51)       (0.93)   (1.02)    (0.52)     (1.05)   (1.08)
Net realized gains              (0.40)       (2.13)   (1.59)        0          0        0
                             --------     --------  -------   -------    -------  -------
Total distributions             (0.91)       (3.06)   (2.61)    (0.52)     (1.05)   (1.08)
                             --------     --------  -------   -------    -------  -------
Net asset value, end of
 period                      $  21.87     $  22.57  $ 23.19   $ 23.94    $ 21.79  $ 20.15
                             --------     --------  -------   -------    -------  -------
Total return*                    1.03%       12.14%    7.93%    12.45%     13.80%   23.40%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $ 36,138     $ 35,714  $15,005   $11,955    $ 9,678  $ 4,412
Ratios to average net
 assets
 Expenses**                      1.49%+       1.46%    1.50%     1.45%+     1.44%    1.36%
 Net investment income           3.14%+       4.39%    4.20%     4.69%+     4.93%    5.39%
Portfolio turnover rate            44%         124%     133%       72%       168%     138%

                                                                           Year Ended
                         Six Months Ended     Year Ended July 31,          January 31,
                         January 31, 2000 -----------------------------  ----------------
                           (Unaudited)     1999 #    1998    1997 (a) #   1997     1996
CLASS B SHARES
Net asset value,
 beginning of period         $  22.38     $  23.04  $ 23.81   $ 21.69    $ 20.08  $ 17.28
Income from investment
 operations
Net investment income            0.24         0.76     0.86      0.43       0.89     0.91
                             --------     --------  -------   -------    -------  -------
Net realized and
 unrealized gains or
 losses on securities           (0.11)        1.51     0.81      2.15       1.64     2.87
                             --------     --------  -------   -------    -------  -------
Total from investment
 operations                      0.13         2.27     1.67      2.58       2.53     3.78
                             --------     --------  -------   -------    -------  -------
Distributions to
 shareholders from
Net investment income           (0.43)       (0.80)   (0.85)    (0.46)     (0.92)   (0.98)
Net realized gains              (0.40)       (2.13)   (1.59)        0          0        0
                             --------     --------  -------   -------    -------  -------
Total distributions             (0.83)       (2.93)   (2.44)    (0.46)     (0.92)   (0.98)
                             --------     --------  -------   -------    -------  -------
Net asset value, end of
 period                      $  21.68     $  22.38  $ 23.04   $ 23.81    $ 21.69  $ 20.08
                             --------     --------  -------   -------    -------  -------
Total return*                    0.64%       11.34%    7.13%    12.06%     13.00%   22.40%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $157,782     $185,177  $54,544   $43,977    $35,323  $14,750
Ratios to average net
 assets
 Expenses**                      2.23%+       2.21%    2.25%     2.20%+     2.19%    2.11%
 Net investment income           2.38%+       3.61%    3.46%     3.94%+     4.17%    4.69%
Portfolio turnover rate            44%         124%     133%       72%       168%     138%

(a) For the six months ended July 31, 1997. The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Income and Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                         Six Months Ended   Year Ended July 31,      Year Ended January 31,
                         January 31, 2000 -------------------------- ----------------------
                           (Unaudited)    1999 #   1998   1997 (a) #    1997         1996
CLASS C SHARES
Net asset value,
 beginning of period          $22.38      $23.04  $23.81    $21.69   $     20.08  $     17.27
                              ------      ------  ------    ------   -----------  -----------
Income from investment
 operations
Net investment income           0.25        0.76    0.87      0.44          0.87         0.90
Net realized and
 unrealized gains or
 losses on securities          (0.12)       1.51    0.80      2.14          1.66         2.89
                              ------      ------  ------    ------   -----------  -----------
Total from investment
 operations                     0.13        2.27    1.67      2.58          2.53         3.79
                              ------      ------  ------    ------   -----------  -----------
Distributions to
 shareholders from
Net investment income          (0.43)      (0.80)  (0.85)    (0.46)        (0.92)       (0.98)
Net realized gains             (0.40)      (2.13)  (1.59)        0             0            0
                              ------      ------  ------    ------   -----------  -----------
Total distributions            (0.83)      (2.93)  (2.44)    (0.46)        (0.92)       (0.98)
                              ------      ------  ------    ------   -----------  -----------
Net asset value, end of
 period                       $21.68      $22.38  $23.04    $23.81   $     21.69  $     20.08
                              ------      ------  ------    ------   -----------  -----------
Total return*                   0.64%      11.34%   7.13%    12.06%        12.90%       22.40%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)           $2,326      $2,502  $1,259    $  950   $       982  $       523
Ratios to average net
 assets
 Expenses**                     2.24%+      2.21%   2.25%     2.20%+        2.19%        2.11%
 Net investment income          2.37%+      3.60%   3.48%     4.06%+        4.15%        4.67%
Portfolio turnover rate           44%        124%    133%       72%          168%         138%

                         Six Months Ended   Year Ended July 31,      Year Ended January 31,
                         January 31, 2000 -------------------------- ----------------------
                           (Unaudited)    1999 #   1998   1997 (a) #    1997         1996
CLASS Y SHARES
Net asset value,
 beginning of period          $22.58      $23.22  $23.98    $21.81   $     20.16  $     17.28
                              ------      ------  ------    ------   -----------  -----------
Income from investment
 operations
Net investment income           0.37        0.99    1.02      0.55          1.08         1.10
Net realized and
 unrealized gains or
 losses on securities          (0.14)       1.52    0.89      2.16          1.66         2.87
                              ------      ------  ------    ------   -----------  -----------
Total from investment
 operations                     0.23        2.51    1.91      2.71          2.74         3.97
                              ------      ------  ------    ------   -----------  -----------
Distributions to
 shareholders from
Net investment income          (0.54)      (1.02)  (1.08)    (0.54)        (1.09)       (1.09)
Net realized gains             (0.40)      (2.13)  (1.59)        0             0            0
                              ------      ------  ------    ------   -----------  -----------
Total distributions            (0.94)      (3.15)  (2.67)    (0.54)        (1.09)       (1.09)
                              ------      ------  ------    ------   -----------  -----------
Net asset value, end of
 period                       $21.88      $22.58  $23.22    $23.98   $     21.81  $     20.16
                              ------      ------  ------    ------   -----------  -----------
Total return                    1.16%      12.46%   8.16%    12.65%        14.10%       23.50%
Ratios and supplemental
 data
Net assets, end of
 period (millions)            $  803      $  847  $  880    $  900   $       858  $       914
Ratios to average net
 assets
 Expenses**                     1.23%+      1.21%   1.25%     1.20%+        1.18%        1.19%
 Net investment income          3.36%+      4.61%   4.46%     4.97%+        5.14%        5.70%
Portfolio turnover rate           44%        124%    133%       72%          168%         138%

(a) For the six months ended July 31, 1997. The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Small Cap Value Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                         Six Months Ended     Year Ended July 31,        Year Ended December 31,
                         January 31, 2000 ------------------------------ --------------------------
                           (Unaudited)      1999      1998    1997 (b) #    1996        1995 (a)
CLASS A SHARES
Net asset value,
 beginning of period         $ 15.57      $  15.75  $  15.69    $13.10   $     11.57   $      9.64
                             -------      --------  --------    ------   -----------   -----------
Income from investment
 operations
Net investment income           0.05          0.26      0.29      0.14          0.34          0.34
Net realized and
 unrealized gains or
 losses on securities          (1.35)         0.04      0.24      2.59          2.13          2.45
                             -------      --------  --------    ------   -----------   -----------
Total from investment
 operations                    (1.30)         0.30      0.53      2.73          2.47          2.79
                             -------      --------  --------    ------   -----------   -----------
Distributions to
 shareholders from
Net investment income          (0.04)        (0.30)    (0.28)    (0.13)        (0.34)        (0.37)
Net realized gains                 0         (0.18)    (0.19)    (0.01)        (0.60)        (0.49)
                             -------      --------  --------    ------   -----------   -----------
Total distributions            (0.04)        (0.48)    (0.47)    (0.14)        (0.94)        (0.86)
                             -------      --------  --------    ------   -----------   -----------
Net asset value, end of
 period                      $ 14.23      $  15.57  $  15.75    $15.69   $     13.10   $     11.57
                             -------      --------  --------    ------   -----------   -----------
Total return*                  (8.38%)        2.17%     3.24%    20.99%        22.00%        29.50%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $46,790      $ 59,451  $ 54,142    $4,239   $       336   $       216
Ratios to average net
 assets
Expenses**                     1.69%+        1.67%     1.68%     1.71%+        1.75%         1.75%+
 Net investment income          0.65%+        1.85%     1.95%     1.88%+        3.08%         3.39%+
Portfolio turnover rate           39%           54%       18%       13%           50%           48%

                         Six Months Ended     Year Ended July 31,        Year Ended December 31,
                         January 31, 2000 ------------------------------ --------------------------
                           (Unaudited)      1999      1998    1997 (b) #    1996        1995 (a)
CLASS B SHARES
Net asset value,
 beginning of period         $ 15.48      $  15.67  $  15.64    $13.09   $     11.57   $      9.64
                             -------      --------  --------    ------   -----------   -----------
Income from investment
 operations
Net investment income
 (loss)                        (0.01)         0.16      0.19      0.08          0.27          0.28
Net realized and
 unrealized gains or
 losses on securities          (1.33)         0.02      0.22      2.57          2.11          2.43
                             -------      --------  --------    ------   -----------   -----------
Total from investment
 operations                    (1.34)         0.18      0.41      2.65          2.38          2.71
                             -------      --------  --------    ------   -----------   -----------
Distributions to
 shareholders from
Net investment income          (0.01)        (0.19)    (0.19)    (0.09)        (0.26)        (0.29)
Net realized gains                 0         (0.18)    (0.19)    (0.01)        (0.60)        (0.49)
                             -------      --------  --------    ------   -----------   -----------
Total distributions            (0.01)        (0.37)    (0.38)    (0.10)        (0.86)        (0.78)
                             -------      --------  --------    ------   -----------   -----------
Net asset value, end of
 period                      $ 14.13      $  15.48  $  15.67    $15.64   $     13.09   $     11.57
                             -------      --------  --------    ------   -----------   -----------
Total return*                  (8.66%)        1.35%     2.49%    20.37%        21.10%        28.70%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $80,534      $110,809  $130,191    $9,462   $       692   $       266
Ratios to average net
 assets
 Expenses**                     2.44%+        2.42%     2.43%     2.46%+        2.50%         2.50%+
 Net investment income
  (loss)                       (0.09%)+       1.15%     1.20%     1.12%+        2.39%         2.67%+
Portfolio turnover rate           39%           54%       18%       13%           50%           48%

(a) For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
(b) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Small Cap Value Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                         Six Months Ended    Year Ended July 31,        Year Ended December 31,
                         January 31, 2000 ----------------------------  -----------------------
                           (Unaudited)     1999     1998    1997 (b) #     1996        1995 (a)
CLASS C SHARES
Net asset value,
 beginning of period         $ 15.46      $ 15.66  $ 15.63   $ 13.09    $     11.56   $      9.74
                             -------      -------  -------   -------    -----------   -----------
Income from investment
 operations
Net investment income
 (loss)                        (0.01)        0.16     0.19      0.10           0.28          0.28
Net realized and
 unrealized gains or
 losses on securities          (1.33)        0.01     0.22      2.54           2.10          2.33
                             -------      -------  -------   -------    -----------   -----------
Total from investment
 operations                    (1.34)        0.17     0.41      2.64           2.38          2.61
                             -------      -------  -------   -------    -----------   -----------
Distributions to
 shareholders from
Net investment income          (0.01)       (0.19)   (0.19)    (0.09)         (0.25)        (0.30)
Net realized gains                 0        (0.18)   (0.19)    (0.01)         (0.60)        (0.49)
                             -------      -------  -------   -------    -----------   -----------
Total distributions            (0.01)       (0.37)   (0.38)    (0.10)         (0.85)        (0.79)
                             -------      -------  -------   -------    -----------   -----------
Net asset value, end of
 period                      $ 14.11      $ 15.46  $ 15.66   $ 15.63    $     13.09   $     11.56
                             -------      -------  -------   -------    -----------   -----------
Total return*                 (8.67%)        1.28%    2.49%    20.30%         21.10%        27.30%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $15,309      $22,842  $26,197   $ 2,770    $        56   $        24
Ratios to average net
 assets
 Expenses**                     2.44%+       2.42%    2.43%     2.45%+         2.50%         2.50%+
 Net investment income
  (loss)                       (0.07%)+      1.15%    1.20%     1.20%+         2.33%         2.63%+
Portfolio turnover rate           39%          54%      18%       13%            50%           48%

                         Six Months Ended    Year Ended July 31,        Year Ended December 31,
                         January 31, 2000 ----------------------------  -----------------------
                           (Unaudited)     1999     1998    1997 (b) #     1996          1995
CLASS Y SHARES
Net asset value,
 beginning of period         $ 15.57      $ 15.77  $ 15.71   $ 13.12    $     11.58   $      9.70
                             -------      -------  -------   -------    -----------   -----------
Income from investment
 operations
Net investment income           0.09         0.33     0.34      0.19           0.38          0.38
Net realized and
 unrealized gains or
 losses on securities          (1.36)       (0.02)    0.24      2.56           2.13          2.38
                             -------      -------  -------   -------    -----------   -----------
Total from investment
 operations                    (1.27)        0.31     0.58      2.75           2.51          2.76
                             -------      -------  -------   -------    -----------   -----------
Distributions to
 shareholders from
Net investment income          (0.05)       (0.33)   (0.33)    (0.15)         (0.37)        (0.38)
Net realized gains                 0        (0.18)   (0.19)    (0.01)         (0.60)        (0.50)
                             -------      -------  -------   -------    -----------   -----------
Total distributions            (0.05)       (0.51)   (0.52)    (0.16)         (0.97)        (0.88)
                             -------      -------  -------   -------    -----------   -----------
Net asset value, end of
 period                      $ 14.25      $ 15.57  $ 15.77   $ 15.71    $     13.12   $     11.58
                             -------      -------  -------   -------    -----------   -----------
Total return                   (8.19%)       2.31%    3.57%    21.09%         22.40%        29.10%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $35,735      $56,903  $96,556   $42,374    $     8,592   $     4,806
Ratios to average net
 assets
 Expenses**                     1.44%+       1.42%    1.39%     1.39%+         1.50%         1.50%
 Net investment income          0.93%+       2.19%    2.23%     2.39%+         3.36%         3.56%
Portfolio turnover rate           39%          54%      18%       13%            50%           48%

(a) For the period from January 24, 1995 (commencement of class operations) to December 31, 1995.
(b) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Utility Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                                                                           Year Ended
                         Six Months Ended    Year Ended July 31,          December 31,
                         January 31, 2000 ---------------------------   -----------------
                           (Unaudited)      1999     1998    1997 (a)    1996      1995
CLASS A SHARES
Net asset value,
 beginning of period         $  12.85     $  11.76  $ 11.45  $ 10.57    $ 10.80  $   9.00
                             --------     --------  -------  -------    -------  --------
Income from investment
 operations
Net investment income            0.16         0.42     0.43     0.25       0.41      0.44
Net realized and
 unrealized gains on
 securities                      2.43         2.37     1.44     0.87       0.05      2.25
                             --------     --------  -------  -------    -------  --------
Total from investment
 operations                      2.59         2.79     1.87     1.12       0.46      2.69
                             --------     --------  -------  -------    -------  --------
Distributions to
 shareholders from
Net investment income           (0.17)       (0.42)   (0.44)   (0.24)     (0.41)    (0.44)
Net realized gains              (1.18)       (1.28)   (1.12)       0      (0.28)    (0.45)
                             --------     --------  -------  -------    -------  --------
Total distributions             (1.35)       (1.70)   (1.56)   (0.24)     (0.69)    (0.89)
                             --------     --------  -------  -------    -------  --------
Net asset value, end of
 period                      $  14.09     $  12.85  $ 11.76  $ 11.45    $ 10.57  $  10.80
                             --------     --------  -------  -------    -------  --------
Total return*                   21.40%       26.05%   17.30%   10.72%      4.40%    30.70%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $135,061     $108,411  $95,300  $91,638    $96,243  $107,872
Ratios to average net
 assets
 Expenses**                      1.01%+       1.03%    0.99%    1.00%+     0.87%     0.79%
 Net investment income           2.44%+       3.60%    3.58%    3.85%+     3.87%     4.51%
Portfolio turnover rate            25%          46%      62%      50%        59%       88%

                                                                           Year Ended
                         Six Months Ended    Year Ended July 31,          December 31,
                         January 31, 2000 ---------------------------   -----------------
                           (Unaudited)      1999     1998    1997 (a)    1996      1995
CLASS B SHARES
Net asset value,
 beginning of period         $  12.86     $  11.76  $ 11.46  $ 10.58    $ 10.81  $   9.00
                             --------     --------  -------  -------    -------  --------
Income from investment
 operations
Net investment income            0.11         0.34     0.34     0.20       0.33      0.37
Net realized and
 unrealized gains on
 securities                      2.42         2.37     1.44     0.87       0.05      2.26
                             --------     --------  -------  -------    -------  --------
Total from investment
 operations                      2.53         2.71     1.78     1.07       0.38      2.63
                             --------     --------  -------  -------    -------  --------
Distributions to
 shareholders from
Net investment income           (0.12)       (0.33)   (0.36)   (0.19)     (0.33)    (0.37)
Net realized gains              (1.18)       (1.28)   (1.12)       0      (0.28)    (0.45)
                             --------     --------  -------  -------    -------  --------
Total distributions             (1.30)       (1.61)   (1.48)   (0.19)     (0.61)    (0.82)
                             --------     --------  -------  -------    -------  --------
Net asset value, end of
 period                      $  14.09     $  12.86  $ 11.76  $ 11.46    $ 10.58  $  10.81
                             --------     --------  -------  -------    -------  --------
Total return*                   20.85%       25.23%   16.31%   10.21%      3.60%    29.90%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $ 62,996     $ 54,839  $43,776  $36,738    $38,511  $ 35,662
Ratios to average net
 assets
 Expenses**                      1.76%+       1.77%    1.74%    1.75%+     1.62%     1.53%
 Net investment income           1.69%+       2.85%    2.82%    3.10%+     3.12%     3.78%
Portfolio turnover rate            25%          46%      62%      50%        59%       88%

(a) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Utility Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                         Six Months Ended  Year Ended July 31,      Year Ended December 31,
                         January 31, 2000 ------------------------  -----------------------
                           (Unaudited)     1999    1998   1997 (a)     1996         1995
CLASS C SHARES
Net asset value,
 beginning of period          $12.86      $11.76  $11.46   $10.58   $     10.82  $      9.01
                              ------      ------  ------   ------   -----------  -----------
Income from investment
 operations
Net investment income           0.12        0.34    0.34     0.20          0.33         0.37
Net realized and
 unrealized gains on
 securities                     2.42        2.37    1.44     0.87          0.04         2.26
                              ------      ------  ------   ------   -----------  -----------
Total from investment
 operations                     2.54        2.71    1.78     1.07          0.37         2.63
                              ------      ------  ------   ------   -----------  -----------
Distributions to
 shareholders from
Net investment income          (0.12)      (0.33)  (0.36)   (0.19)        (0.33)       (0.37)
Net realized gains             (1.18)      (1.28)  (1.12)       0         (0.28)       (0.45)
                              ------      ------  ------   ------   -----------  -----------
Total distributions            (1.30)      (1.61)  (1.48)   (0.19)        (0.61)       (0.82)
                              ------      ------  ------   ------   -----------  -----------
Net asset value, end of
 period                       $14.10      $12.86  $11.76   $11.46   $     10.58  $     10.82
                              ------      ------  ------   ------   -----------  -----------
Total return*                  20.94%      25.23%  16.31%   10.21%         3.50%       29.80%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)           $2,828      $  879  $  486   $  379   $       396  $       246
Ratios to average net
 assets
 Expenses**                     1.76%+      1.77%   1.74%    1.75%+        1.63%        1.54%
 Net investment income          1.71%+      2.74%   2.82%    3.10%+        3.13%        3.76%
Portfolio turnover rate           25%         46%     62%      50%           59%          88%

                         Six Months Ended  Year Ended July 31,      Year Ended December 31,
                         January 31, 2000 ------------------------  -----------------------
                           (Unaudited)     1999    1998   1997 (a)     1996         1995
CLASS Y SHARES
Net asset value,
 beginning of period          $12.86      $11.77  $11.46   $10.58   $     10.82  $      9.00
                              ------      ------  ------   ------   -----------  -----------
Income from investment
 operations
Net investment income           0.18        0.49    0.46     0.25          0.44         0.47
Net realized and
 unrealized gains on
 securities                     2.43        2.33    1.45     0.88          0.03         2.27
                              ------      ------  ------   ------   -----------  -----------
Total from investment
 operations                     2.61        2.82    1.91     1.13          0.47         2.74
                              ------      ------  ------   ------   -----------  -----------
Distributions to
 shareholders from
Net investment income          (0.19)      (0.45)  (0.48)   (0.25)        (0.43)       (0.47)
Net realized gains             (1.18)      (1.28)  (1.12)       0         (0.28)       (0.45)
                              ------      ------  ------   ------   -----------  -----------
Total distributions            (1.37)      (1.73)  (1.60)   (0.25)        (0.71)       (0.92)
                              ------      ------  ------   ------   -----------  -----------
Net asset value, end of
 period                       $14.10      $12.86  $11.77   $11.46   $     10.58  $     10.82
                              ------      ------  ------   ------   -----------  -----------
Total return                   21.53%      26.35%  17.60%   10.85%         4.50%       31.30%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)           $2,223      $2,123  $1,695   $1,627   $     2,000  $     7,791
Ratios to average net
 assets
 Expenses**                     0.76%+      0.77%   0.74%    0.74%+        0.61%        0.54%
 Net investment income          2.70%+      3.92%   3.82%    4.06%+        4.01%        4.76%
Portfolio turnover rate           25%         46%     62%      50%           59%          88%

(a) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                   Value Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                         Six Months Ended   Year Ended July 31,     Year Ended December 31,
                         January 31, 2000 ------------------------  -----------------------
                           (Unaudited)     1999    1998   1997 (a)     1996         1995
CLASS A SHARES
Net asset value,
 beginning of period          $24.86      $22.23  $24.64   $20.57   $     20.45  $     16.62
                              ------      ------  ------   ------   -----------  -----------
Income from investment
 operations
Net investment income           0.09        0.21    0.26     0.21          0.38         0.55
Net realized and
 unrealized gains or
 losses on securities          (1.74)       2.76    2.00     4.05          3.49         4.69
                              ------      ------  ------   ------   -----------  -----------
Total from investment
 operations                    (1.65)       2.97    2.26     4.26          3.87         5.24
                              ------      ------  ------   ------   -----------  -----------
Distributions to
 shareholders from
Net investment income          (0.09)      (0.21)  (0.29)   (0.19)        (0.41)       (0.51)
Net realized gains             (3.11)      (0.13)  (4.38)       0         (3.34)       (0.90)
                              ------      ------  ------   ------   -----------  -----------
Total distributions            (3.20)      (0.34)  (4.67)   (0.19)        (3.75)       (1.41)
                              ------      ------  ------   ------   -----------  -----------
Net asset value, end of
 period                       $20.01      $24.86  $22.23   $24.64   $     20.57  $     20.45
                              ------      ------  ------   ------   -----------  -----------
Total return*                  (7.36%)     13.48%   9.55%   20.78%        18.90%       31.80%
Ratios and supplemental
 data
Net assets, end of
 period (millions)            $  425      $  464  $  476   $  392   $       328  $       292
Ratios to average net
 assets
 Expenses**                     1.03%+      1.00%   1.01%    0.92%+        0.91%        0.90%
 Net investment income          0.80%+      0.93%   1.04%    1.66%+        1.77%        2.78%
Portfolio turnover rate           46%        110%     69%       6%           91%          53%


                         Six Months Ended    Year Ended July 31,    Year Ended December 31,
                         January 31, 2000 ------------------------  -----------------------
                           (Unaudited)     1999    1998   1997 (a)     1996         1995
CLASS B SHARES
Net asset value,
 beginning of period          $24.81      $22.20  $24.63   $20.58   $     20.45  $     16.62
                              ------      ------  ------   ------   -----------  -----------
Income from investment
 operations
Net investment income           0.01        0.04    0.08     0.12          0.22         0.39
Net realized and
 unrealized gains or
 losses on securities          (1.74)       2.75    1.99     4.03          3.50         4.70
                              ------      ------  ------   ------   -----------  -----------
Total from investment
 operations                    (1.73)       2.79    2.07     4.15          3.72         5.09
                              ------      ------  ------   ------   -----------  -----------
Distributions to
 shareholders from
Net investment income          (0.01)      (0.05)  (0.12)   (0.10)        (0.25)       (0.36)
Net realized gains             (3.11)      (0.13)  (4.38)       0         (3.34)       (0.90)
                              ------      ------  ------   ------   -----------  -----------
Total distributions            (3.12)      (0.18)  (4.50)   (0.10)        (3.59)       (1.26)
                              ------      ------  ------   ------   -----------  -----------
Net asset value, end of
 period                       $19.96      $24.81  $22.20   $24.63   $     20.58  $     20.45
                              ------      ------  ------   ------   -----------  -----------
Total return*                  (7.70%)     12.65%   8.73%   20.23%        18.10%       30.90%
Ratios and supplemental
 data
Net assets, end of
 period (millions)            $  237      $  332  $  326   $  276   $       197  $       141
Ratios to average net
 assets
 Expenses**                     1.78%+      1.75%   1.76%    1.67%+        1.66%        1.65%
 Net investment income          0.06%+      0.18%   0.30%    0.92%+        1.01%        2.04%
Portfolio turnover rate           46%        110%     69%       6%           91%          53%

(a) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                   Value Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                         Six Months Ended   Year Ended July 31,     Year Ended December 31,
                         January 31, 2000 ------------------------  -----------------------
                           (Unaudited)     1999    1998   1997 (a)     1996         1995
CLASS C SHARES
Net asset value,
 beginning of period          $24.79      $22.18  $24.61   $20.56   $     20.44  $     16.61
                              ------      ------  ------   ------   -----------  -----------
Income from investment
 operations
Net investment income           0.01        0.04    0.10     0.12          0.22         0.39
Net realized and
 unrealized gains or
 losses on securities          (1.74)       2.75    1.97     4.03          3.50         4.70
                              ------      ------  ------   ------   -----------  -----------
Total from investment
 operations                    (1.73)       2.79    2.07     4.15          3.72         5.09
                              ------      ------  ------   ------   -----------  -----------
Distributions to
 shareholders from
Net investment income          (0.01)      (0.05)  (0.12)   (0.10)        (0.26)       (0.36)
From net realized gains        (3.11)      (0.13)  (4.38)       0         (3.34)       (0.90)
                              ------      ------  ------   ------   -----------  -----------
Total distributions            (3.12)      (0.18)  (4.50)   (0.10)        (3.60)       (1.26)
                              ------      ------  ------   ------   -----------  -----------
Net asset value, end of
 period                       $19.94      $24.79  $22.18   $24.61   $     20.56  $     20.44
                              ------      ------  ------   ------   -----------  -----------
Total return*                  (7.71%)     12.66%   8.74%   20.25%        18.10%       30.90%
Ratios and supplemental
 data
Net assets, end of
 period (millions)            $    4      $    5  $    5   $    3   $         1  $         1
Ratios to average net
 assets
 Expenses**                     1.78%+      1.75%   1.76%    1.66%+        1.67%        1.65%
 Net investment income          0.06%+      0.18%   0.29%    0.94%+        1.00%        2.03%
Portfolio turnover rate           46%        110%     69%       6%           91%          53%

                         Six Months Ended   Year Ended July 31,     Year Ended December 31,
                         January 31, 2000 ------------------------  -----------------------
                           (Unaudited)     1999    1998   1997 (a)     1996         1995
CLASS Y SHARES
Net asset value,
 beginning of period          $24.87      $22.23  $24.64   $20.57   $     20.45  $     16.61
                              ------      ------  ------   ------   -----------  -----------
Income from investment
 operations
Net investment income           0.13        0.29    0.35     0.25          0.44         0.57
Net realized and
 unrealized gains or
 losses on securities          (1.75)       2.74    1.97     4.03          3.49         4.72
                              ------      ------  ------   ------   -----------  -----------
Total from investment
 operations                    (1.62)       3.03    2.32     4.28          3.93         5.29
                              ------      ------  ------   ------   -----------  -----------
Distributions to
 shareholders from
Net investment income          (0.12)      (0.26)  (0.35)   (0.21)        (0.47)       (0.55)
Net realized gains             (3.11)      (0.13)  (4.38)    0.00         (3.34)       (0.90)
                              ------      ------  ------   ------   -----------  -----------
Total distributions            (3.23)      (0.39)  (4.73)   (0.21)        (3.81)       (1.45)
                              ------      ------  ------   ------   -----------  -----------
Net asset value, end of
 period                       $20.02      $24.87  $22.23   $24.64   $     20.57  $     20.45
                              ------      ------  ------   ------   -----------  -----------
Total return                   (7.24%)     13.81%   9.79%   20.93%        19.20%       32.20%
Ratios and supplemental
 data
Net assets, end of
 period (millions)            $   88      $  132  $  183   $1,149   $       996  $       761
Ratios to average net
 assets
 Expenses**                     0.77%+      0.75%   0.70%    0.67%+        0.66%        0.65%
 Net investment income          1.07%+      1.20%   1.47%    1.91%+        2.02%        3.02%
Portfolio turnover rate           46%        110%     69%       6%           91%          53%

(a) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Blue Chip Fund
                            Schedule of Investments
                          January 31, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 93.6%
             Automotive Equipment & Manufacturing - 1.2%
      66,300 Ford Motor Co.......................................   $  3,298,425
      88,400 General Motors Corp.................................      7,110,675
                                                                    ------------
                                                                      10,409,100
                                                                    ------------
             Banks - 2.0%
      80,801 Chase Manhattan Corp................................      6,499,430
     207,600 Mellon Financial Corp...............................      7,123,275
      79,100 Wells Fargo Co......................................      3,164,000
                                                                    ------------
                                                                      16,786,705
                                                                    ------------
             Capital Goods - 0.9%
     167,700 Deere & Co..........................................      7,326,394
                                                                    ------------
             Chemical & Agricultural
              Products - 0.7%
     149,700 Rohm & Haas Co......................................      6,324,825
                                                                    ------------
             Communication Systems & Services - 3.9%
     160,600 *Cisco Systems, Inc.................................     17,585,700
      75,900 Lucent Technologies, Inc............................      4,193,475
     149,200 *MCI WorldCom, Inc..................................      6,853,875
      92,500 *Tellabs, Inc.......................................      4,995,000
                                                                    ------------
                                                                      33,628,050
                                                                    ------------
             Consumer Products &
              Services - 2.2%
     123,600 Procter & Gamble Co.................................     12,468,150
     115,000 Whirlpool Corp......................................      6,698,750
                                                                    ------------
                                                                      19,166,900
                                                                    ------------
             Electrical Equipment &
              Services - 5.5%
     118,300 *Cypress Semiconductor Corp.........................      3,963,050
      74,900 Emerson Electric Co.................................      4,124,181
     238,100 General Electric Co.................................     31,756,588
     104,600 *Solectron Corp.....................................      7,596,575
                                                                    ------------
                                                                      47,440,394
                                                                    ------------
             Electronic Equipment &
              Services - 1.1%
     143,800 *Teradyne, Inc......................................      9,311,050
                                                                    ------------
             Finance & Insurance - 5.3%
      43,900 American Express Co.................................      7,235,269
     126,275 American International Group, Inc...................     13,148,384
     260,700 Citigroup, Inc. ....................................     14,973,956
      56,300 Lehman Brothers Holdings, Inc.......................      4,025,450
      97,200 Morgan Stanley, Dean Witter & Co. ..................      6,439,500
                                                                    ------------
                                                                      45,822,559
                                                                    ------------
             Food & Beverage Products - 3.7%
     104,100 Anheuser Busch Companies, Inc.......................      7,026,750
     101,600 Coca Cola Co........................................      5,835,650
     157,000 McDonald's Corp.....................................      5,838,438
     178,200 Pepsico, Inc........................................      6,081,075
     116,100 Seagram Co., Ltd....................................      6,741,056
                                                                    ------------
                                                                      31,522,969
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - continued
             Healthcare Products &
              Services - 7.2%
      61,300 *Amgen, Inc.........................................   $  3,904,044
      57,100 *Biogen, Inc........................................      4,924,875
     456,100 *Health Management Associates, Inc., Cl. A .........      6,356,893
      36,700 Immunex Corp. (b)...................................      4,798,525
      84,800 Johnson & Johnson...................................      7,298,100
      46,000 MedImmune, Inc......................................      6,716,000
     260,100 Medtronic, Inc......................................     11,899,575
      18,100 PE Corp-PE Biosystems Group.........................      2,710,475
      96,800 United Healthcare Corp..............................      5,130,400
     118,000 *Wellpoint Health Networks, Inc., Cl. A.............      8,024,000
                                                                    ------------
                                                                      61,762,887
                                                                    ------------
             Information Services & Technology - 24.7%
     158,400 *America Online, Inc................................      9,018,900
     200,500 *American Power Conversion Corp.....................      5,532,547
      90,800 *Applied Materials, Inc.............................     12,462,300
      29,000 *CMGI, Inc. (b).....................................      3,264,313
      47,300 Computer Associates International, Inc..............      3,248,919
      87,800 *Dell Computer Corp.................................      3,374,812
     162,000 Electronic Data Systems Corp........................     10,955,250
      70,900 *EMC Corp...........................................      7,550,850
      75,000 *Gateway, Inc.......................................      4,589,062
      75,400 Hewlett-Packard Co. ................................      8,162,050
     254,400 Intel Corp..........................................     25,169,700
     148,800 International Business Machines Corp................     16,693,500
      53,400 *Lexmark International Group, Inc., Cl. A...........      5,032,950
      68,100 *LSI Logic..........................................      5,567,175
      69,300 *Microchip Technology, Inc..........................      4,357,237
      62,300 *Micron Technology, Inc.............................      3,874,281
     374,200 *Microsoft Corp.....................................     36,624,825
     112,000 *Oracle Systems Corp................................      5,594,750
      52,400 *Sanmina Corp. (b)..................................      5,567,500
     102,876 SAP AG, ADR (b).....................................      6,706,229
      39,600 *Sapient Corp.......................................      3,499,650
     133,900 *Sun Microsystems, Inc..............................     10,519,519
      95,600 *Synopsys, Inc......................................      4,415,525
      43,000 *Veritas Software Corp. ............................      6,272,625
       9,800 *Yahoo!, Inc. (b)...................................      3,156,213
                                                                    ------------
                                                                     211,210,682
                                                                    ------------
             Metal Products & Services - 0.5%
      57,400 Alcoa, Inc..........................................      4,000,063
                                                                    ------------

                                   EVERGREEN
                                 Blue Chip Fund
                       Schedule of Investments(continued)
                          January 31, 2000 (Unaudited)


   Shares                                                             Value

 COMMON STOCKS - continued
             Oil/Energy - 5.6%
     124,100 Atlantic Richfield Co..............................   $  9,555,700
      68,000 BP Amoco Plc, ADR (b)..............................      3,655,000
     110,600 Conoco, Inc., Cl. A (b)............................      2,578,363
          21 Conoco, Inc., Cl. B................................            495
     225,084 Exxon Mobil Corp...................................     18,794,514
      50,000 Royal Dutch Petroleum Co...........................      2,753,125
     277,800 Sunoco, Inc........................................      6,406,762
      85,400 Texaco, Inc........................................      4,515,525
                                                                   ------------
                                                                     48,259,484
                                                                   ------------
             Paper & Packaging - 0.8%
     125,300 Bowater, Inc.......................................      6,476,444
                                                                   ------------
             Pharmaceuticals - 5.6%
     149,400 American Home Products Corp........................      7,031,137
      71,100 Bristol-Myers Squibb Co............................      4,692,600
     155,400 Merck & Co., Inc...................................     12,247,462
      21,400 *Millennium Pharmaceuticals, Inc...................      4,011,163
      78,400 Monsanto Co........................................      2,768,500
      64,900 Pharmacia & Upjohn, Inc............................      3,050,300
      77,000 Schering-Plough Corp...............................      3,388,000
     109,300 Warner-Lambert Co..................................     10,376,669
                                                                   ------------
                                                                     47,565,831
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 6.8%
     152,500 *CBS Corp..........................................      8,892,656
     115,400 *Clear Channel Communications, Inc.................      9,967,675
     201,900 Disney (Walt) Co...................................      7,331,494
     192,600 Martha Stewart Living Omnimedia, Inc. (b)..........      4,333,500
     151,000 Time Warner, Inc...................................     12,070,562
      66,100 *Univision Communications, Inc., Cl. A (b).........      7,080,963
     153,200 *Viacom, Inc., Cl. B...............................      8,483,450
                                                                   ------------
                                                                     58,160,300
                                                                   ------------
             Retailing & Wholesale - 4.1%
      65,000 *Best Buy Co., Inc. ...............................      3,103,750
     106,450 Home Depot, Inc....................................      6,027,731
     170,300 *Staples, Inc......................................      4,055,269
      76,800 Target Corp........................................      5,073,600
     305,700 Wal-Mart Stores, Inc...............................     16,737,075
                                                                   ------------
                                                                     34,997,425
                                                                   ------------

   Shares                                                             Value

 COMMON STOCKS - continued
             Telecommunication Services & Equipment - 5.0%
      35,500 *Allegiance Telecom, Inc...........................   $  3,740,812
     129,300 *Global Crossing, Ltd..............................      6,561,975
      81,100 Motorola, Inc......................................     11,090,425
      49,500 Nokia Corp., ADR...................................      9,058,500
      71,900 Omnipoint Corp.....................................      7,374,244
      65,500 *Winstar Communications, Inc. (b)..................      4,638,219
                                                                   ------------
                                                                     42,464,175
                                                                   ------------
             Transportation - 0.5%
      73,600 United Parcel Service, Inc., Cl. B.................      4,379,200
                                                                   ------------
             Utilities - Telephone - 6.3%
     248,104 AT&T Corp..........................................     13,087,486
     143,400 AT&T Corp.--Liberty Media Group, Cl. A.............      7,331,325
     174,200 Bell Atlantic Corp.................................     10,789,512
     140,600 BellSouth Corp.....................................      6,616,987
     151,500 SBC Communications, Inc............................      6,533,438
     145,700 Sprint Corp........................................      9,424,969
                                                                   ------------
                                                                     53,783,717
                                                                   ------------
             Total Common Stocks (cost $642,724,033)............    800,799,154
                                                                   ------------
  Principal
   Amount                                                             Value

 SHORT-TERM INVESTMENTS - 11.9%
             Money Market Portfolio - 4.6%
 $39,697,528 Navigator Prime Portfolio (cost $39,697,528) (c)...     39,697,528
                                                                   ------------
             Repurchase Agreement - 7.2%
  61,786,000 Evergreen Joint Repurchase Agreement 5.72%,
              purchased 1/31/2000, maturing 2/1/2000, maturity
              value $61,795,817 (cost $61,786,000) (a)..........     61,786,000
                                                                   ------------
             Total Short-Term Investments (cost $101,483,528)...    101,483,528
                                                                   ------------

             Total Investments -(cost $744,207,561)......   105.5%  902,282,682
             Other Assets and Liabilities - net..........   (5.5)   (46,596,749)
                                                            -----  ------------
             Net Assets..................................   100.0% $855,685,933
                                                            =====  ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at January 31, 2000.
(b) All or a portion of this security is on loan.
(c) Represents investment of cash collateral received for securities on loan.
*   Non-income producing security.

Summary of Abbreviations
ADR  American Depository Receipt

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                               Equity Income Fund
                            Schedule of Investments
                          January 31, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 87.8%
            Automotive Equipment & Manufacturing - 4.5%
     48,000 Ford Motor Co........................................   $  2,388,000
     30,000 General Motors Corp. ................................      2,413,125
                                                                    ------------
                                                                       4,801,125
                                                                    ------------
            Banks - 11.1%
     40,000 BankAmerica Corp. ...................................      1,937,500
     10,000 Chase Manhattan Corp. ...............................        804,375
     30,000 Compass Bancshares, Inc..............................        594,375
    104,550 Firstar Corp.........................................      2,496,131
     63,000 FleetBoston Financial Corp...........................      1,980,563
     20,000 Mercantile Bankshares Corp...........................        582,500
    120,000 North Fork Bancorp, Inc..............................      2,040,000
     30,000 PNC Bank Corp........................................      1,440,000
                                                                    ------------
                                                                      11,875,444
                                                                    ------------
            Business Equipment &
             Services - 0.8%
     35,000 Dun & Bradstreet Corp. ..............................        881,563
                                                                    ------------
            Chemical & Agricultural
             Products - 0.2%
      5,000 Rohm & Haas Co. .....................................        211,250
                                                                    ------------
            Consumer Products &
             Services - 0.9%
     15,000 Eastman Kodak Co.....................................        928,125
                                                                    ------------
            Electrical Equipment &
             Services - 4.1%
     26,000 Emerson Electric Co..................................      1,431,625
     22,000 General Electric Co..................................      2,934,250
                                                                    ------------
                                                                       4,365,875
                                                                    ------------
            Finance & Insurance - 10.3%
     21,000 AMBAC Financial Group, Inc...........................      1,027,688
     28,000 Citigroup, Inc. .....................................      1,608,250
     23,000 Federal National Mortgage Assoc. ....................      1,378,562
    115,000 Greenpoint Financial Corp............................      2,278,437
     32,300 *John Hancock Financial Services, Inc................        557,175
     10,000 Lehman Brothers Holdings, Inc. ......................        715,000
     40,000 Nationwide Financial Services, Inc., Cl. A...........        995,000
     36,000 Travelers Property Casualty Corp., Cl. A.............      1,305,000
     25,000 XL Capital Ltd., Cl. A...............................      1,128,125
                                                                    ------------
                                                                      10,993,237
                                                                    ------------
            Food & Beverage Products - 3.1%
     14,000 Anheuser Busch Companies, Inc........................        945,000
     55,000 Conagra, Inc.........................................      1,175,625
     43,000 Ralston Purina Co....................................      1,206,688
                                                                    ------------
                                                                       3,327,313
                                                                    ------------

   Shares                                                             Value

 COMMON STOCKS - continued
            Healthcare Products &
             Services - 8.7%
     15,000 * Alza Corp. .......................................   $    535,313
     30,000 American Home Products Corp.........................      1,411,875
     20,000 Johnson & Johnson...................................      1,721,250
     42,400 Merck & Co., Inc....................................      3,341,650
     49,000 Pharmacia & Upjohn, Inc.............................      2,303,000
                                                                   ------------
                                                                      9,313,088
                                                                   ------------
            Information Services & Technology - 2.3%
     22,000 International Business Machines Corp................      2,468,125
                                                                   ------------
            Oil/Energy - 9.6%
     36,000 Atlantic Richfield Co...............................      2,772,000
     25,797 Conoco, Inc., Cl. B.................................        607,842
     39,604 Exxon Mobil Corp....................................      3,306,934
     25,000 Sunoco, Inc.........................................        576,562
     45,000 Texaco, Inc.........................................      2,379,375
     25,000 Ultramar Diamond Shamrock Corp. ....................        546,875
                                                                   ------------
                                                                     10,189,588
                                                                   ------------
            Paper & Packaging - 3.3%
     43,000 Consolidated Papers, Inc............................      1,187,875
     20,000 Kimberly-Clark Corp. ...............................      1,238,750
     40,000 Westvaco Corp. .....................................      1,097,500
                                                                   ------------
                                                                      3,524,125
                                                                   ------------
            Printing, Publishing, Broadcasting & Entertainment -
              1.7%
     30,000 * CBS Corp. ........................................      1,749,375
                                                                   ------------
            Real Estate - 5.1%
     35,000 Boston Properties, Inc., REIT.......................      1,050,000
     50,000 Equity Office Properties Trust REIT.................      1,278,125
     26,000 Equity Residential Properties Trust REIT............      1,079,000
     41,000 First Industrial Realty Trust, Inc. REIT............      1,101,875
     25,000 Spieker Properties, Inc. REIT.......................        971,875
                                                                   ------------
                                                                      5,480,875
                                                                   ------------
            Retailing & Wholesale - 1.3%
     11,000 * Costco Wholesale Corp.............................        538,313
     33,000 * Staples, Inc......................................        785,812
                                                                   ------------
                                                                      1,324,125
                                                                   ------------
            Transportation - 2.2%
     40,000 Burlington Northern Santa Fe Corp...................        962,500
     35,000 Union Pacific Corp. ................................      1,400,000
                                                                   ------------
                                                                      2,362,500
                                                                   ------------

                                   EVERGREEN
                               Equity Income Fund
                       Schedule of Investments(continued)
                          January 31, 2000 (Unaudited)


   Shares                                                             Value

 COMMON STOCKS - continued
            Utilities - Electric - 7.6%
     45,000 Constellation Energy Group, Inc.....................   $  1,355,625
     50,000 DPL, Inc............................................        959,375
     23,000 Duke Power Co.......................................      1,328,250
     50,000 LG&E Energy Corp....................................        850,000
     40,000 Northeast Utilities.................................        820,000
     44,000 Southern Co. (b)....................................      1,127,500
     40,000 Teco Energy, Inc. (b)...............................        785,000
     25,000 Texas Utilities Co. ................................        884,375
                                                                   ------------
                                                                      8,110,125
                                                                   ------------
            Utilities - Telephone - 11.0%
     25,000 AT&T Corp. .........................................      1,318,750
     55,000 Bell Atlantic Corp..................................      3,406,562
     35,000 BellSouth Corp......................................      1,647,187
     15,000 GTE Corp. ..........................................      1,099,688
     44,744 SBC Communications, Inc.............................      1,929,585
     35,000 U.S. West, Inc......................................      2,327,500
                                                                   ------------
                                                                     11,729,272
                                                                   ------------
            Total Common Stocks
             (cost $81,281,401).................................     93,635,130
                                                                   ------------
 CONVERTIBLE PREFERRED - 2.4%
            Communication Systems &
             Services - 1.6%
      3,000 McLeod USA, Inc., Cl. A.............................      1,725,609
                                                                   ------------
            Printing, Publishing, Broadcasting & Entertainment -
              0.8%
      8,000 Pegasus Communications Corp.........................        820,000
                                                                   ------------
            Total Convertible Preferred
             (cost $1,550,000)..................................      2,545,609
                                                                   ------------

 Principal
   Amount                                                             Value

 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 6.0%
            U.S. Treasury Bonds - 6.0%
 $6,000,000 U.S. Treasury Bonds 7.25%, 8/15/2022 (cost
             $6,389,192)........................................   $  6,407,820
                                                                   ------------
 SHORT-TERM INVESTMENTS - 3.8%
            Money Market Portfolio - 1.1%
  1,176,336 Navigator Prime Portfolio (cost $1,176,336) (c).....      1,176,336
                                                                   ------------
            Repurchase Agreement - 2.7%
  2,866,000 Evergreen Joint Repurchase Agreement 5.72%,
             purchased 1/31/2000, maturing 2/1/2000, maturity
             value $2,866,456 (cost $2,866,000) (a).............      2,866,000
                                                                   ------------
            Total Short-Term Investments
             (cost $4,042,336)..................................      4,042,336
                                                                   ------------

            Total Investments -
             (cost $93,262,929)...........................   100.0%  106,630,895
            Other Assets and Liabilities - net............     0.0        47,922
                                                             -----  ------------
            Net Assets....................................   100.0% $106,678,817
                                                             =====  ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at Janu-ary 31, 2000.
(b) All or a portion of this security is on loan.
(c) Represents investment of cash collateral received for securities on loan.
* Non-income producing security.

Summary of Abbreviations
REIT Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Growth and Income Fund
                            Schedule of Investments
                          January 31, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 97.6%
            Aerospace & Defense - 3.4%
    131,900 Boeing Co. ..........................................   $  5,844,819
    580,000 Bombardier, Inc., Cl. B..............................     11,707,888
    131,300 Cordant Technologies, Inc. ..........................      4,341,106
    245,650 Honeywell International, Inc. .......................     11,791,200
    951,500 Lockheed Martin Corp. ...............................     17,840,625
    158,100 * Loral Space & Communications.......................      3,102,713
                                                                    ------------
                                                                      54,628,351
                                                                    ------------
            Automotive Equipment & Manufacturing - 0.7%
    135,600 Toyota Motor Co. ....................................     11,831,100
                                                                    ------------
            Banks - 6.6%
    270,567 AmSouth Bancorp......................................      4,718,012
    119,000 Bank of New York Co., Inc. ..........................      4,834,375
    250,000 BSB Bancorp, Inc. ...................................      4,796,875
     88,758 Charter One Financial, Inc. .........................      1,725,234
    249,550 First Security Corp. ................................      6,457,106
    326,000 Hibernia Corp., Cl. A................................      3,423,000
    112,500 KeyCorp..............................................      2,362,500
     22,650 Keystone Financial, Inc. ............................        414,778
     43,000 Marshall & Ilsley Corp. .............................      2,203,750
    434,700 Mellon Financial Corp. ..............................     14,915,644
    264,400 North Fork Bancorp, Inc. ............................      4,494,800
    700,000 Pacific Century Financial Corp. .....................     12,031,250
    152,000 Peoples Heritage Financial Group, Inc. ..............      2,232,500
    228,600 SouthTrust Corp. ....................................      6,958,013
     84,800 State Street Corp. ..................................      6,799,900
     51,920 Suntrust Banks, Inc. ................................      3,092,485
    180,000 Susquehanna Bancshares, Inc. ........................      2,621,250
    247,900 U.S. Bancorp.........................................      5,500,281
    620,200 Webster Financial Corp. .............................     14,419,650
     62,000 Wilmington Trust Corp. ..............................      3,096,125
                                                                    ------------
                                                                     107,097,528
                                                                    ------------
            Building, Construction & Furnishings - 1.0%
     44,300 Deere & Co. .........................................      1,935,356
     15,100 * Furniture Brands International, Inc. ..............        256,700
     23,500 Hon Industries, Inc. ................................        452,375
    168,200 * Jacobs Engineering Group, Inc. ....................      4,961,900
     95,300 Southdown, Inc. .....................................      4,770,956
    181,100 * Toll Brothers, Inc. ...............................      3,078,700
                                                                    ------------
                                                                      15,455,987
                                                                    ------------
            Business Equipment &
             Services - 5.3%
    544,300 ACNielsen Corp. .....................................     11,158,150
    277,300 * Atlas Air, Inc. ...................................      7,348,450
     18,500 Comdisco, Inc. ......................................        617,438
    172,500 * Computer Sciences Corp. ...........................     15,848,437
    901,100 * Convergys Corp. ...................................     26,469,812
    285,200 Equifax, Inc. .......................................      6,131,800
     38,436 First Data Corp. ....................................      1,885,766

   Shares                                                              Value

 COMMON STOCKS - continued
            Business Equipment &
             Services - continued
    144,000 Petroleum Helicopters, Inc. .........................   $  1,656,000
    643,500 Pittston Brink's Group...............................     12,548,250
    153,000 * Policy Management Systems Corp. ...................      2,419,313
                                                                    ------------
                                                                      86,083,416
                                                                    ------------
            Cable/Other Video
             Distribution - 2.6%
    559,800 Charter Communications, Inc. ........................      9,936,450
    143,410 Comcast Corp., Cl. A.................................      6,596,860
    277,000 * Cox Communications, Inc., Cl. A....................     13,521,062
    153,000 * MediaOne Group, Inc. ..............................     12,163,500
                                                                    ------------
                                                                      42,217,872
                                                                    ------------
            Capital Goods - 0.1%
    133,700 CNH Global NV........................................      1,855,088
                                                                    ------------
            Chemical & Agricultural
             Products - 2.3%
    125,000 Air Products & Chemicals, Inc. ......................      3,703,125
     82,400 Albemarle Corp. .....................................      1,488,350
    832,600 Engelhard Corp. .....................................     13,269,562
    435,300 IMC Global, Inc. ....................................      7,128,038
     82,800 Praxair, Inc. .......................................      3,358,575
    259,400 Sigma-Aldrich Corp. .................................      8,689,900
                                                                    ------------
                                                                      37,637,550
                                                                    ------------
            Communication Systems & Services - 4.5%
    825,720 * American Tower Systems Corp., Cl. A................     29,622,705
    233,400 * Cisco Systems, Inc. ...............................     25,557,300
     33,700 Lucent Technologies, Inc. ...........................      1,861,925
    219,588 * MCI WorldCom, Inc. ................................     10,087,324
    230,800 Teleglobe, Inc. .....................................      6,029,650
                                                                    ------------
                                                                      73,158,904
                                                                    ------------
            Consumer Products &
             Services - 4.1%
    166,900 Colgate-Palmolive Co. ...............................      9,888,825
     54,700 Harley-Davidson, Inc. ...............................      3,839,256
    671,700 Hasbro, Inc. ........................................     10,075,500
    172,000 Lancaster Colony Corp. ..............................      5,461,000
    403,600 Mattel, Inc. ........................................      4,212,575
      9,700 Newell Rubbermaid, Inc. .............................        291,000
    124,700 Sony Corp., ADR......................................     31,666,006
                                                                    ------------
                                                                      65,434,162
                                                                    ------------
            Diversified Companies - 0.4%
    178,800 ITT Industries, Inc. ................................      5,654,550
                                                                    ------------
            Electrical Equipment &
             Services - 1.5%
    105,700 Applied Power, Inc., Cl. A...........................      2,946,388
    161,600 Baldor Electric Co. .................................      2,757,300
    138,700 General Electric Co. ................................     18,499,112
     18,648 Zilog, Inc. .........................................          9,324
                                                                    ------------
                                                                      24,212,124
                                                                    ------------

                                   EVERGREEN
                             Growth and Income Fund
                       Schedule of Investments(continued)
                          January 31, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - continued
            Energy - 0.6%
    464,300 Occidental Petroleum Corp. ..........................   $  9,227,962
                                                                    ------------
            Finance & Insurance - 6.8%
     22,000 American International Group, Inc. ..................      2,290,750
    250,925 Citigroup, Inc. .....................................     14,412,505
     17,100 Edwards (A.G.), Inc. ................................        566,438
    290,300 Federal Home Loan
             Mortgage Corp. .....................................     14,569,431
     80,800 Goldman Sachs Group, Inc. ...........................      7,403,300
    160,500 Hartford Financial Services Group, Inc. .............      6,119,062
    173,432 Legg Mason, Inc. ....................................      6,395,305
    167,200 Lehman Brothers Holdings, Inc. ......................     11,954,800
     87,900 MBIA, Inc. ..........................................      4,400,494
    557,200 Neuberger Berman, Inc. ..............................     13,825,525
    339,600 Price (T.) Rowe & Associates, Inc. ..................     13,201,950
    100,800 Progressive Corp. Ohio...............................      6,274,800
    288,900 UnumProvident Corp. .................................      7,728,075
                                                                    ------------
                                                                     109,142,435
                                                                    ------------
            Food & Beverage Products - 0.0%
     39,900 Darden Restaurants, Inc. ............................        633,413
                                                                    ------------
            Forest Products - 0.2%
    113,000 Deltic Timber Corp. .................................      2,542,500
                                                                    ------------
            Healthcare Products &
             Services - 8.4%
    202,900 Abbott Laboratories..................................      6,619,612
    167,000 * Acuson Corp. ......................................      2,254,500
     38,000 * Alza Corp. ........................................      1,356,125
    122,800 American Home Products Corp. ........................      5,779,275
      5,100 Beckman Coulter, Inc. ...............................        266,794
     14,000 * Biogen, Inc. ......................................      1,207,500
     45,000 * Dendrite International, Inc. ......................      1,327,500
    156,700 * Elan Corp. Plc, ADR................................      4,710,794
    276,525 * Health Management Associates, Inc., Cl. A .........      3,854,067
    675,200 IMS Health, Inc. ....................................     15,149,800
    112,400 Johnson & Johnson....................................      9,673,425
     57,300 Lilly (Eli) & Co. ...................................      3,831,938
     33,300 Medpartners, Inc. ...................................        239,344
    147,700 Monsanto Co. ........................................      5,215,656
    189,100 PE Corp-PE Biosystems Group..........................     28,317,725
    172,800 Pfizer, Inc. ........................................      6,285,600
    221,500 Schering-Plough Corp. ...............................      9,746,000
     93,500 Shared Medical System Corp. .........................      4,137,375
    276,000 * Sybron International Corp. ........................      6,365,250
    209,500 Warner-Lambert Co. ..................................     19,889,406
                                                                    ------------
                                                                     136,227,686
                                                                    ------------
            Industrial Specialty Products & Services - 3.4%
    365,200 AptarGroup, Inc. ....................................      8,034,400
    232,500 Bemis Co., Inc. .....................................      7,338,281
      7,400 Corning, Inc. .......................................      1,141,450
     59,000 Danaher Corp. .......................................      2,544,375

   Shares                                                              Value

 COMMON STOCKS - continued
            Industrial Specialty Products & Services - continued
    539,300 Donaldson, Inc. .....................................   $ 11,123,063
    227,200 Dover Corp. .........................................      9,159,000
    141,280 Illinois Tool Works, Inc. ...........................      8,264,880
     33,200 Teleflex, Inc. ......................................      1,054,100
    592,800 * Unova, Inc. .......................................      6,372,600
                                                                    ------------
                                                                      55,032,149
                                                                    ------------
            Information Services & Technology - 13.4%
     18,000 * 3Com Corp. ........................................        913,500
    162,700 * Adaptec, Inc. .....................................      8,521,412
     92,000 Adobe Systems, Inc. .................................      5,065,750
     62,200 * Applied Materials, Inc. ...........................      8,536,950
     28,000 * BMC Software, Inc. ................................      1,060,500
    580,300 * Cadence Design Systems, Inc. ......................     11,968,687
     34,000 * CMGI, Inc. ........................................      3,827,125
    353,300 * Compuware Corp. ...................................      7,485,544
    160,500 * Dell Computer Corp. ...............................      6,169,219
     17,100 Electronic Data Systems Corp. .......................      1,156,388
    127,200 * EMC Corp. .........................................     13,546,800
     45,300 Go2Net...............................................      3,646,650
    250,700 Intel Corp. .........................................     24,803,631
    111,300 International Business
             Machines Corp. .....................................     12,486,469
     32,700 * Jabil Circuit, Inc. ...............................      2,068,275
    216,200 * KLA-Tencor Corp. ..................................     12,674,725
     27,500 * Legato Systems, Inc. ..............................        692,656
    110,000 Macromedia, Inc. ....................................      7,528,125
    303,825 * Microsoft Corp. ...................................     29,736,872
     58,800 * Netratings, Inc. ..................................      2,175,600
    441,300 * Network Associates, Inc. ..........................     11,446,219
     94,600 * Parametric Technology Corp. .......................      2,027,987
    724,100 * Seagate Technology.................................     29,009,256
      7,000 SOFTBANK CORP. ......................................      6,848,039
     16,400 * Veritas Software Corp. ............................      2,392,350
                                                                    ------------
                                                                     215,788,729
                                                                    ------------
            Leisure & Tourism - 1.3%
     41,000 Carnival Corp., Cl. A................................      1,847,562
    697,280 Gaylord Entertainment Co. ...........................     19,436,680
                                                                    ------------
                                                                      21,284,242
                                                                    ------------
            Oil/Energy - 3.9%
    115,900 Atlantic Richfield Co. ..............................      8,924,300
     24,200 Berry Petroleum Co., Cl. A...........................        352,413
     81,100 BP Amoco Plc, ADR....................................      4,359,125
     82,505 Conoco, Inc., Cl. B..................................      1,944,024
     55,000 Exxon Mobil Corp. ...................................      4,592,500
    145,500 * Houston Exploration Co. ...........................      2,600,813
    205,755 Kerr-McGee Corp. ....................................     11,393,683
    130,200 Murphy Oil Corp. ....................................      7,470,225
    551,000 Southwestern Energy Co. .............................      3,133,812
     60,000 Texaco, Inc. ........................................      3,172,500

                                   EVERGREEN
                             Growth and Income Fund
                       Schedule of Investments(continued)
                          January 31, 2000 (Unaudited)


   Shares                                                            Value

 COMMON STOCKS - continued
            Oil/Energy - continued
    230,800 The Williams Companies, Inc. .....................   $    8,943,500
    265,000 Tosco Corp. ......................................        6,807,187
                                                                 --------------
                                                                     63,694,082
                                                                 --------------
            Oil Field Services - 0.2%
     16,500 * Nabors Industries, Inc..........................          488,812
     30,014 Schlumberger, Ltd.................................        1,832,730
     21,378 Transocean Sedco Forex, Inc. .....................          680,088
                                                                 --------------
                                                                      3,001,630
                                                                 --------------
            Paper & Packaging - 0.9%
    449,200 Asia Pulp & Paper Ltd., ADR.......................        3,312,850
    115,500 Kimberly-Clark Corp...............................        7,153,781
     59,140 * Sealed Air Corp. ...............................        3,319,233
                                                                 --------------
                                                                     13,785,864
                                                                 --------------
            Printing, Publishing, Broadcasting &
             Entertainment - 12.2%
     96,000 * AMFM, Inc. .....................................        7,488,000
    352,349 * Clear Channel Communications, Inc...............       30,434,145
    798,500 Disney (Walt) Co. ................................       28,995,531
    259,300 * Emmis Broadcasting Corp., Cl. A.................       22,931,844
    336,300 * Fox Entertainment Group, Inc....................        7,903,050
     45,000 Knight-Ridder, Inc................................        2,399,063
    607,800 Martha Stewart Living Omnimedia, Inc..............       13,675,500
    169,500 McGraw-Hill Companies, Inc........................        9,502,594
    651,000 New York Times Co., Cl. A.........................       29,742,562
     39,300 Time Warner, Inc..................................        3,141,544
     87,800 * Univision Communications, Inc., Cl. A...........        9,405,575
    240,600 * Viacom, Inc., Cl. A.............................       13,428,487
      5,000 Washington Post Co., Cl. B........................        2,750,000
    342,000 * Young Broadcasting, Inc., Cl. A.................       15,197,625
                                                                 --------------
                                                                    196,995,520
                                                                 --------------
            Real Estate - 0.9%
    351,514 Duke Weeks Realty Corp............................        6,964,371
     26,300 Kilroy Realty Corp. REIT..........................          511,206
     70,000 Kimco Realty Corp. REIT...........................        2,467,500
     26,000 Liberty Property Trust REIT.......................          606,125
     87,200 Post Property, Inc. REIT..........................        3,346,300
                                                                 --------------
                                                                     13,895,502
                                                                 --------------
            Retailing & Wholesale - 0.3%
     78,300 Intimate Brands, Inc. ............................        2,368,575
    208,885 * Saks, Inc. .....................................        2,898,279
                                                                 --------------
                                                                      5,266,854
                                                                 --------------

   Shares                                                            Value

 COMMON STOCKS - continued
            Telecommunication Services & Equipment - 4.0%
     62,500 Aironet Wireless Communication....................   $    4,285,156
    323,385 * Global Crossing, Ltd. ..........................       16,411,789
    277,125 Motorola, Inc.....................................       37,896,844
     33,100 Omnipoint Corp. ..................................        3,394,819
     71,700 * Qwest Communications International, Inc.........        2,823,187
                                                                 --------------
                                                                     64,811,795
                                                                 --------------
            Transportation - 3.4%
    161,900 Burlington Northern Santa Fe Corp. ...............        3,895,719
    105,500 Expeditores International Washington, Inc.........        4,447,484
    513,700 Kansas City Southern Industries, Inc..............       35,541,619
    311,525 Southwest Airlines Co.............................        4,964,930
    159,900 Union Pacific Corp................................        6,396,000
                                                                 --------------
                                                                     55,245,752
                                                                 --------------
            Utilities - Electric - 1.7%
    141,100 Energy East Corp..................................        3,183,569
    666,900 * Niagara Mohawk Holdings, Inc....................        8,377,931
    400,000 TNP Enterprises, Inc..............................       16,500,000
                                                                 --------------
                                                                     28,061,500
                                                                 --------------
            Utilities - Gas - 0.5%
    280,900 Piedmont Natural Gas Co., Inc. ...................        8,005,650
                                                                 --------------
            Utilities - Telephone - 3.0%
    327,400 AT&T Corp.........................................       17,270,350
     14,000 AT&T Corp.-Liberty Media Group, Cl. A.............          715,750
    206,100 Broadwing, Inc....................................        7,831,800
    225,000 Centurytel, Inc...................................        8,606,250
     40,000 * Nextel Communications, Inc., Cl. A..............        4,255,000
     60,000 Sprint Corp. .....................................        3,881,250
    100,500 U.S. West, Inc. ..................................        6,683,250
                                                                 --------------
                                                                     49,243,650
                                                                 --------------
            Total Common Stocks
             (cost $1,195,229,491)............................    1,577,153,547
                                                                 --------------
 PREFERRED STOCKS - 0.0%
            Healthcare Products &
             Services - 0.0%
    130,000 * Fresenius National Med Care, Inc., Ser. D (cost
             $22,740).........................................            1,430
                                                                 --------------
 CONVERTIBLE PREFERRED - 1.6%
            Aerospace & Defense - 0.5%
    150,000 Loral Space & Communications 6.00%, 11/01/2006....        7,828,200
                                                                 --------------

                                   EVERGREEN
                             Growth and Income Fund
                       Schedule of Investments(continued)
                          January 31, 2000 (Unaudited)


   Shares                                                            Value

 CONVERTIBLE PREFERRED - continued
            Consumer Products &
             Services - 0.5%
    647,600 Tribune Co. (exchangeable for Mattel, Inc. common
             stock) 6.25%, 08/15/2001.........................   $    8,702,125
                                                                 --------------
            Paper & Packaging - 0.3%
     78,375 * Sealed Air Corp. $2.00, 04/01/2018, Ser. A......        4,173,469
                                                                 --------------
            Telecommunication Services & Equipment - 0.3%
     18,800 Global Crossings Cv 7.00%, 12/31/2009, 144A.......        5,080,700
                                                                 --------------
            Total Convertible Preferred
             (cost $24,858,249)...............................       25,784,494
                                                                 --------------

 Principal
   Amount                                                            Value

 CONVERTIBLE DEBENTURES - 0.3%
            Information Services & Technology - 0.1%
 $7,000,000 Network Associates, Inc. 0.01%, 2/13/2018.........   $    2,502,500
                                                                 --------------
            Telecommunication Services & Equipment - 0.2%
  1,900,000 American Tower Corp. 6.25%, 10/15/2009............        3,139,750
                                                                 --------------
            Total Convertible Debentures
             (cost $4,089,871)                                        5,642,250
                                                                 --------------
 SHORT-TERM INVESTMENTS - 0.4%
            Repurchase Agreement - 0.4%
  6,226,000 State Street Bank & Trust Co., 5.63%, purchased
             1/31/2000, maturing 2/1/2000, maturity
             value $6,226,974
             (cost $6,226,000) (a)............................        6,226,000
                                                                 --------------

            Total Investments -
             (cost $1,230,426,351)......................    99.9%  1,614,807,721
            Other Assets and Liabilities - net..........     0.1       1,879,868
                                                           -----  --------------
            Net Assets..................................   100.0% $1,616,687,589
                                                           =====  ==============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at January 31, 2000.
144A Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. These securities have been de-termined to be liquid under guidelines established by the Board of Trust-ees.
*     Non-income producing security.

Summary of Abbreviations
ADR  American Depository Receipt
REIT Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Income and Growth Fund
                            Schedule of Investments
                          January 31, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 56.2%
            Aerospace & Defense - 0.6%
     50,000 Cordant Technologies, Inc............................   $  1,653,125
     81,900 General Dynamics Corp................................      3,859,538
                                                                    ------------
                                                                       5,512,663
                                                                    ------------
            Automotive Equipment & Manufacturing - 1.4%
    555,900 Dana Corp............................................     13,063,650
     19,300 Goodyear Tire & Rubber Co............................        458,375
                                                                    ------------
                                                                      13,522,025
                                                                    ------------
            Banks - 7.7%
    221,500 Amcore Financial, Inc................................      4,513,062
    219,917 AmSouth Bancorp......................................      3,834,803
    135,000 Astoria Financial Corp...............................      3,931,875
    250,600 Bancwest Corp........................................      4,040,925
    100,000 ++CB Bancshares, Inc.................................      2,825,000
     98,700 CCB Financial Corp...................................      4,293,450
     58,000 Charter One Financial, Inc...........................      1,127,375
     86,500 Comerica, Inc........................................      3,822,219
    131,250 Commerce Bancshares, Inc.............................      4,040,039
    125,000 First Charter Corp...................................      1,726,562
    200,000 First Security Corp..................................      5,175,000
    141,000 First Tennessee National Corp........................      3,683,625
      8,000 First Union Corp. **.................................        268,500
    173,000 Hibernia Corp., Cl. A................................      1,816,500
    287,353 Interchange Financial Services Corp..................      4,885,001
    148,000 KeyCorp..............................................      3,108,000
     84,000 Keystone Financial, Inc..............................      1,538,250
    260,000 North Fork Bancorp, Inc..............................      4,420,000
    121,168 Pacific Century Financial Corp.......................      2,082,575
    310,430 Peoples Heritage Financial Group, Inc................      4,559,441
    335,730 Republic Security Financial Corp.....................      2,517,975
    138,375 Susquehanna Bancshares, Inc. ........................      2,015,086
    150,000 U.S. Bancorp.........................................      3,328,125
    321,960 USBANCORP, Inc.......................................      3,420,825
                                                                    ------------
                                                                      76,974,213
                                                                    ------------
            Business Equipment &
             Services - 0.1%
     25,000 Dun & Bradstreet Corp................................        629,688
                                                                    ------------
            Capital Goods - 2.2%
  1,539,900 CNH Global NV........................................     21,366,112
                                                                    ------------
            Consumer Products &
             Services - 1.5%
    220,000 Industrie Natuzzi SpA, ADR...........................      2,447,500
    100,000 Lancaster Colony Corp................................      3,175,000
    180,000 Mattel, Inc..........................................      1,878,750
    224,415 Newell Rubbermaid, Inc...............................      6,732,450
     60,000 Service Corp. International..........................        273,750
     52,200 Tupperware Corp......................................        851,512
                                                                    ------------
                                                                      15,358,962
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - continued
            Electrical Equipment &
             Services - 2.5%
    100,000 Emerson Electric Co..................................   $  5,506,250
      5,000 Hubbell, Inc., Cl. A.................................        121,875
    286,656 Hubbell, Inc., Cl. B.................................      7,435,140
    400,000 Thomas & Betts Corp..................................     12,175,000
                                                                    ------------
                                                                      25,238,265
                                                                    ------------
            Finance & Insurance - 1.1%
     20,000 Hartford Financial Services Group, Inc...............        762,500
     30,000 Lincoln National Corp................................      1,108,125
    104,500 Partnerre Ltd........................................      3,030,500
    104,536 UnumProvident Corp...................................      2,796,338
     79,000 XL Capital Ltd., Cl. A...............................      3,564,875
                                                                    ------------
                                                                      11,262,338
                                                                    ------------
            Healthcare Products &
             Services - 6.6%
    285,000 American Home Products Corp..........................     13,412,812
    210,000 Baxter International, Inc............................     13,413,750
    200,200 Beckman Coulter, Inc.................................     10,472,963
    146,800 Bristol-Myers Squibb Co..............................      9,688,800
     50,000 Lilly (Eli) & Co.....................................      3,343,750
    262,700 Shared Medical System Corp...........................     11,624,475
     40,000 Warner-Lambert Co....................................      3,797,500
                                                                    ------------
                                                                      65,754,050
                                                                    ------------
            Industrial Specialty Products & Services - 0.1%
     80,000 Federal Signal Corp..................................      1,255,000
                                                                    ------------
            Information Services & Technology - 0.7%
    193,500 * Network Associates, Inc............................      5,018,906
     50,000 * Seagate Technology.................................      2,003,125
      1,000 * Sycamore Networks, Inc.............................        319,000
                                                                    ------------
                                                                       7,341,031
                                                                    ------------
            Leisure & Tourism - 0.3%
    108,700 Gaylord Entertainment Co.............................      3,030,013
                                                                    ------------
            Oil/Energy - 5.0%
     23,000 Atlantic Richfield Co................................      1,771,000
     21,172 BP Amoco Plc, ADR....................................      1,137,995
    122,840 Conoco, Inc., Cl. B..................................      2,894,417
    314,400 Murphy Oil Corp......................................     18,038,700
     72,000 Texaco, Inc..........................................      3,807,000
    582,000 The Williams Companies, Inc..........................     22,552,500
                                                                    ------------
                                                                      50,201,612
                                                                    ------------
            Oil Field Services - 0.3%
    110,344 * Nabors Industries, Inc.............................      3,268,941
                                                                    ------------
            Paper & Packaging - 0.2%
    100,000 * Smurfit Container Corp.............................      1,981,250
                                                                    ------------

                                   EVERGREEN
                             Income and Growth Fund
                       Schedule of Investments(continued)
                          January 31, 2000 (Unaudited)


   Shares                                                             Value

 COMMON STOCKS - continued
             Printing, Publishing, Broadcasting &
              Entertainment - 0.5%
      10,000 Disney (Walt) Co...................................   $    363,125
      40,000 Emmis Communications Corp..........................      2,622,500
      50,000 New York Times Co., Cl. A..........................      2,284,375
                                                                   ------------
                                                                      5,270,000
                                                                   ------------
             Real Estate - 2.5%
     124,900 Equity Residential Properties Trust REIT...........      5,183,350
     495,900 Gables Residential Trust REIT......................     10,754,831
     235,700 Post Property, Inc. REIT...........................      9,044,988
                                                                   ------------
                                                                     24,983,169
                                                                   ------------
             Retailing & Wholesale - 0.1%
      30,000 Longs Drug Stores Corp.............................        645,000
                                                                   ------------
             Telecommunication Services & Equipment - 0.5%
     100,000 * Global Crossing, Ltd.............................      5,075,000
                                                                   ------------
             Textile & Apparel - 0.0%
      10,000 V.F. Corp..........................................        259,375
                                                                   ------------
             Thrift Institutions - 0.4%
     282,000 First Essex Bancorp, Inc...........................      3,965,625
                                                                   ------------
             Transportation - 0.6%
     137,000 Union Pacific Corp.................................      5,480,000
                                                                   ------------
             Utilities - Electric - 15.9%
     500,000 Central & South West Corp..........................     10,093,750
     400,000 Cinergy Corp.......................................      9,950,000
     399,500 Duke Power Co......................................     23,071,125
     400,000 FirstEnergy Corp...................................      9,100,000
     239,000 FPL Group, Inc.....................................     10,082,812
     171,900 GPU, Inc...........................................      4,985,100
     215,524 LG&E Energy Corp...................................      3,663,908
     230,000 MDU Resources Group, Inc...........................      4,556,875
     200,000 New Century Energies, Inc..........................      5,787,500
     181,700 PP&L Resources, Inc................................      4,213,169
      40,000 Public Service Co. of New Mexico...................        635,000
     630,000 Scana Corp.........................................     17,128,125
     543,000 Sempra Energy......................................     10,079,438
     800,000 Southern Co........................................     20,500,000
     280,000 Texas Utilities Co.................................      9,905,000
     150,200 TNP Enterprises, Inc...............................      6,195,750
     448,400 Wisconsin Energy Corp..............................      8,855,900
                                                                   ------------
                                                                    158,803,452
                                                                   ------------
             Utilities - Gas - 2.6%
     401,900 Keyspan Corp.......................................      9,419,531
     391,300 Peoples Energy Corp................................     12,228,125
     163,100 Piedmont Natural Gas Co., Inc......................      4,648,350
                                                                   ------------
                                                                     26,296,006
                                                                   ------------

   Shares                                                             Value

 COMMON STOCKS - continued
             Utilities - Telephone - 2.8%
     149,655 AT&T Corp..........................................   $  7,894,301
      50,000 Broadwing, Inc.....................................      1,900,000
     250,000 GTE Corp...........................................     18,328,125
                                                                   ------------
                                                                     28,122,426
                                                                   ------------
             Total Common Stocks
              (cost $569,720,800)...............................    561,596,216
                                                                   ------------
 CONVERTIBLE PREFERRED - 28.0%
             Advertising & Related
              Services - 1.0%
     395,000 Snyder Strypes Trust...............................      9,529,375
                                                                   ------------
             Aerospace & Defense - 1.5%
     286,000 Loral Space & Communications 6.00%, 11/01/2006.....     14,925,768
                                                                   ------------
             Banks - 0.9%
     210,000 National Australia Bank, Ltd. 7.875%, Series UNIT..      5,368,125
     116,200 WBK Trust 10.00%, STRYPES (exchangeable for Westpac
              Banking Corp. Common Stock).......................      3,609,463
                                                                   ------------
                                                                      8,977,588
                                                                   ------------
             Chemical & Agricultural
              Products - 0.9%
      15,000 Hercules Trust II 6.50%, 6/30/2029.................      9,008,445
                                                                   ------------
             Communication Systems & Services - 5.6%
     218,700 MediaOne Group, Inc. PIES 7.0% 11/2/2000...........     11,263,050
     330,000 Decs Trust VI--Metromedia Fiber....................     19,965,000
     380,000 Qwest Trends Trust
              5.75%, 144A ......................................     24,890,000
                                                                   ------------
                                                                     56,118,050
                                                                   ------------
             Consumer Products &
              Services - 1.0%
     100,000 Newell Financial Trust I 5.25% 12/01/2027..........      3,937,500
     460,000 Tribune Co. (exchangeable for Mattel, Inc. common
              stock) 6.25%, 08/15/2001..........................      6,181,250
                                                                   ------------
                                                                     10,118,750
                                                                   ------------
             Diversified Companies - 0.9%
     400,000 Ingersoll Rand Co.
              6.75%, PRIDES.....................................      9,275,000
                                                                   ------------
             Electronic Equipment &
              Services - 1.1%
     205,000 Pioneer Standard Electronics, Inc. 6.75%,
              3/31/2028.........................................     10,557,500
                                                                   ------------
             Finance & Insurance - 0.7%
      20,000 American General Corp. $3.00, Series A, MIPS.......      1,483,750
     100,000 St. Paul Capital
              6.00%, MIPS.......................................      5,500,000
                                                                   ------------
                                                                      6,983,750
                                                                   ------------

                                   EVERGREEN
                             Income and Growth Fund
                       Schedule of Investments(continued)
                          January 31, 2000 (Unaudited)


   Shares                                                             Value

 CONVERTIBLE PREFERRED - continued
             Food & Beverage Products - 0.9%
     200,000 Wendys Financing I
              5.00%, Series A, TECONS...........................   $  9,000,000
                                                                   ------------
             Healthcare Products &
              Services - 0.1%
      30,000 McKesson Financing Trust 5.00% 6/01/2027...........      1,091,250
                                                                   ------------
             Independent Power
              Producers - 2.2%
     250,000 AES Trust III......................................     16,265,625
      75,960 Calpine Capital Trust..............................      5,469,120
                                                                   ------------
                                                                     21,734,745
                                                                   ------------
             Oil/Energy - 0.3%
      95,000 Callon Petroleum Co.
              8.50%, Series A...................................      2,778,750
                                                                   ------------
             Paper & Packaging - 0.1%
      30,000 International Paper Capital Trust..................      1,462,500
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 1.2%
      92,000 Houston Industries, Inc.
              7.00%, ACES (exchangeable for Time Warner, Inc.
              common stock).....................................     12,259,000
                                                                   ------------
             Retailing & Wholesale - 1.4%
     114,800 CVS Automatic Common Exchange Security.............      7,390,250
     195,000 Merrill Lynch & Co., Inc. (exchangeable for Dollar
              General Corp. common stock) 8.50% 5/15/2001.......      6,690,937
                                                                   ------------
                                                                     14,081,187
                                                                   ------------
             Telecommunication Services & Equipment - 3.9%
      55,000 Qualcomm Financial Trust I 5.75%, 3/01/2012........     38,953,750
                                                                   ------------
             Transportation - 1.3%
      88,700 CNF Trust I
              5.00%, Ser. A, TECONS (exchangeable for CNF
              Transportation, Inc. common stock)................      4,102,375
     216,800 Union Pacific Capital Trust 4/1/28.................      8,617,800
                                                                   ------------
                                                                     12,720,175
                                                                   ------------
             Utilities - Electric - 3.0%
      45,000 BNDES Participacoes S.A. 7.25%, 2/15/2001..........        855,000
     238,600 Texas Utilities Co.
              9.25%, PRIDES.....................................     10,438,750
     800,000 Utilicorp United, Inc. 9.75% 11/16/2002............     18,550,000
                                                                   ------------
                                                                     29,843,750
                                                                   ------------
             Total Convertible Preferred
              (cost $246,479,399)...............................    279,419,333
                                                                   ------------

  Principal
   Amount                                                             Value

 CONVERTIBLE DEBENTURES - 7.0%
             Advertising & Related
              Services - 0.3%
 $ 3,000,000 Young And Rubicam Inc. 3.00%, 1/15/2005............   $  2,988,750
                                                                   ------------
             Electronic Equipment &
              Services - 0.2%
   1,500,000 Lattice Semiconductor Corp. 4.75%, 11/1/2006.......      2,148,750
                                                                   ------------
             Information Services & Technology - 1.4%
   2,500,000 12 Technologies, Inc. 5.25%, 12/15/2006............      3,550,000
   4,000,000 Excite At Home
              4.75%, 12/15/2006.................................      3,435,000
   2,000,000 Rational Software Corp. 5.00%, 2/1/2007............      2,000,000
   3,000,000 Usinternetworking, Inc. 7.00%, 11/1/2004...........      5,598,750
                                                                   ------------
                                                                     14,583,750
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 1.1%
   4,000,000 Exodus Communications, Inc. 4.75%, 7/15/2008.......      6,950,000
   4,000,000 Mail Common, Inc. 7.00%, 2/15/2005.................      3,865,000
                                                                   ------------
                                                                     10,815,000
                                                                   ------------
             Telecommunication Services & Equipment - 4.0%
  12,000,000 American Tower Corp. 6.25%, 10/15/2009.............     19,830,000
  10,000,000 Level 3 Communications, Inc. 6.00%, 9/15/2009......     19,100,000
   1,175,000 Orbital Sciences Corp. 5.00%, 10/1/2002............        998,750
                                                                   ------------
                                                                     39,928,750
                                                                   ------------
             Total Convertible Debentures (cost $46,869,750)....     70,465,000
                                                                   ------------
 CORPORATE BONDS - 0.1%
             Banks - 0.1%
   1,000,000 NationsBank Corp.
              6.50%, 8/15/2003
              (cost $1,012,370).................................        968,993
                                                                   ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 5.0%
             Government Agency Notes & Bonds - 4.8%
   2,000,000 Federal Farm Credit Bank 5.75%, 12/7/2028..........      1,627,446
             Federal Home Loan Bank:
   2,000,000 5.375%, 10/6/2003..................................      1,882,600
   2,000,000 6.532%, 12/28/2007.................................      1,868,188
             Federal Home Loan Mortgage Corp.:
   2,000,000 6.54%, 12/10/2007..................................      1,873,756
   2,000,000 6.542%, 3/19/2008..................................      1,865,026
   2,000,000 7.585%, 9/19/2006..................................      1,969,188
   2,000,000 7.865%, 8/8/2011...................................      1,940,208

                                   EVERGREEN
                             Income and Growth Fund
                       Schedule of Investments(continued)
                          January 31, 2000 (Unaudited)

  Principal
   Amount                                                              Value

 U.S. GOVERNMENT & AGENCY OBLIGATIONS - continued
             Government Agency Notes & Bonds - continued
             Federal National Mortgage Association:
 $ 5,000,000 5.65%, 2/22/2028....................................   $  4,021,990
   1,850,000 6.00%, 1/14/2005....................................      1,751,282
   4,000,000 6.08%, 9/1/2028.....................................      3,416,108
   2,215,000 6.10%, 1/26/2005....................................      2,103,413
   3,000,000 6.16%, 1/23/2008....................................      2,766,099
   2,000,000 6.24%, 1/14/2008....................................      1,848,920
   3,000,000 6.32%, 3/3/2008.....................................      2,788,698
   1,000,000 6.41%, 3/8/2006.....................................        957,613
   5,000,000 6.42%, 2/12/2008....................................      4,664,925
   2,000,000 6.46%, 1/1/2008.....................................      1,869,434
   4,000,000 6.52%, 3/5/2008.....................................      3,741,280
   2,355,000 6.875%, 9/24/2012...................................      2,201,998
   3,000,000 7.28%, 5/23/2007....................................      2,904,489
                                                                    ------------
                                                                      48,062,661
                                                                    ------------
             U.S. Treasury Bonds - 0.2%
   1,500,000 U.S. Treasury Bonds 7.125%, 2/15/2023...............      1,581,563
                                                                    ------------
             Total U.S. Government & Agency Obligations
              (cost $53,888,061).................................     49,644,224
                                                                    ------------

  Principal
   Amount                                                            Value

 SHORT-TERM INVESTMENTS - 2.6%
             Repurchase Agreement - 2.6%
 $26,025,000 State Street Bank & Trust Co., 5.63%, purchased
              1/31/2000, maturing 2/1/2000, maturity
              value $26,029,070
              (cost $26,025,000) (a)...........................   $ 26,025,000
                                                                  ------------

             Total Investments -
              (cost $943,995,380).........................    98.9%  988,118,766
             Other Assets and Liabilities - net...........     1.1    11,254,071
                                                             -----  ------------
             Net Assets...................................   100.0% $999,372,837
                                                             =====  ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued in-terest at January 31, 2000.
144A Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
++ Investment in a non-controlled affiliate. The Fund owns over 5% of the outstanding voting shares of CB Bancshares, Inc. The Fund has a cost basis of $2,954,312 in the issue at January 31, 2000. The Fund earned $25,725 of income from this investment during the six months ended January 31, 2000.
** At January 31, 2000 the Fund owned 8,000 shares of common stock of First Union Corp at a cost of $106,108. During the six months ended January 31, 2000 the Fund earned $7,520 in dividend income from this investment. These shares were acquired by the Fund through a merger with another investment company sub-advised by Lieber & Com-pany. The previous holder acquired these shares prior to the acqui-sition of the advisor and Lieber & Company by First Union.
*     Non-income producing security.

Summary of Abbreviations
ACES    Automatically Convertible Equity Securities
ADR     American Depository Receipts
MIPS    Monthly Income Preferred Shares
PRIDES  Preferred Redeemable Increased Dividend Equity Securities
REIT    Real Estate Investment Trust
STRYPES Structured Yield Product Exchangeable for Stock
TECONS  Term Convertible Shares

                                   EVERGREEN
                              Small Cap Value Fund
                            Schedule of Investments
                          January 31, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 92.5%
           Automotive Equipment & Manufacturing - 1.1%
    84,000 Arvin Industries, Inc. ...............................   $  1,947,750
                                                                    ------------
           Banks - 12.5%
    61,600 Britton & Koontz Capital Corp. .......................      1,155,000
    31,280 Centura Banks, Inc. ..................................      1,268,795
    99,225 Charter One Financial, Inc. ..........................      1,928,686
    35,885 Commercial Bankshares, Inc. ..........................        735,642
   157,186 First Oak Brook Bancshares, Inc., Cl. A...............      2,573,921
   143,328 First State Bancorp...................................      1,899,096
   221,900 Granite State Bankshares, Inc. .......................      4,382,525
    69,500 Independent Bankshares, Inc. .........................        899,156
    65,500 Mid-State Bancshares..................................      1,801,250
    40,000 Pacific Bank, N.A.....................................      1,117,500
   128,400 Peoples Heritage Financial Group, Inc. ...............      1,885,875
    89,500 Prosperity Bancshares, Inc. ..........................      1,426,406
     5,000 Southside Bancshares Corp. ...........................         43,125
    83,000 West Coast Bancorp, Inc...............................      1,091,969
                                                                    ------------
                                                                      22,208,946
                                                                    ------------
           Building, Construction &
            Furnishings - 9.7%
   129,700 American Woodmark Corp. ..............................      2,310,281
   254,900 Craftmade International, Inc..........................      2,182,581
   125,000 * Crossmann Communities, Inc..........................      2,031,250
   150,000 D.R. Horton, Inc......................................      1,734,375
   174,000 * Furniture Brands International, Inc. ...............      2,958,000
   151,500 Industrie Natuzzi SpA, ADR............................      1,685,438
   190,200 Standard Pacific Corp. ...............................      1,771,237
   121,200 * Stanley Furniture Co., Inc. ........................      2,181,600
    30,000 * Toll Brothers, Inc. ................................        510,000
                                                                    ------------
                                                                      17,364,762
                                                                    ------------
           Business Equipment & Services - 2.8%
   123,000 * Interim Services, Inc. .............................      3,082,687
    32,500 * Zebra Technologies Corp., Cl. A.....................      1,923,594
                                                                    ------------
                                                                       5,006,281
                                                                    ------------
           Consumer Products & Services - 14.6%
   141,000 * Chattem, Inc. ......................................      2,749,500
   115,000 CPI Corp. ............................................      2,565,938
    90,000 * CSG Systems International, Inc. ....................      3,403,125
   113,068 First Years, Inc. ....................................        961,078
   120,000 * Fossil, Inc. .......................................      2,332,500
   163,400 * Guess?, Inc. .......................................      3,829,687
   110,000 Lancaster Colony Corp. ...............................      3,492,500
   225,000 * Maxwell Shoe, Inc. Cl. A............................      1,856,250
    80,500 Polaris Industries, Inc. .............................      2,606,187
    78,000 Stewart Enterprises, Inc., Cl. A......................        448,500
   328,600 York Group, Inc. .....................................      1,827,838
                                                                    ------------
                                                                      26,073,103
                                                                    ------------
           Electrical Equipment & Services - 3.2%
   100,000 Applied Power, Inc., Cl. A............................      2,787,500
    60,700 Helix Technology Corp. ...............................      2,951,538
                                                                    ------------
                                                                       5,739,038
                                                                    ------------

  Shares                                                            Value

 COMMON STOCKS - continued
           Electronic Equipment & Services - 1.5%
    67,100 * Hadco Corp.......................................   $  2,667,225
                                                                 ------------
           Finance & Insurance - 1.1%
   134,900 Morgan Keegan, Inc.................................      1,972,913
                                                                 ------------
           Food & Beverage Products - 4.4%
   230,400 International Multifoods Corp. ....................      2,923,200
   203,000 Michael Foods, Inc. ...............................      4,250,313
    25,000 * The Hain Food Group, Inc.........................        618,750
                                                                 ------------
                                                                    7,792,263
                                                                 ------------
           Healthcare Products & Services - 8.7%
    34,500 Alpharma, Inc., Cl. A..............................      1,173,000
   216,300 * AmeriSource Health Corp., Cl. A..................      3,920,437
    62,200 * ArthroCare Corp..................................      4,237,375
    40,000 Beckman Coulter, Inc...............................      2,092,500
    45,000 Jones Pharma, Inc..................................      2,612,813
    66,500 * Sybron International Corp........................      1,533,656
                                                                 ------------
                                                                   15,569,781
                                                                 ------------
           Industrial Specialty Products & Services - 2.5%
    50,000 Badger Meter, Inc..................................      1,537,500
    81,600 Donaldson, Inc.....................................      1,683,000
    42,000 * Meade Instruments Corp...........................      1,225,875
                                                                 ------------
                                                                    4,446,375
                                                                 ------------
           Information Services &
            Technology - 2.2%
   109,200 * SBS Technologies, Inc............................      3,903,900
                                                                 ------------
           Manufacturing - Distributing - 1.2%
   113,000 LSI Industries, Inc................................      2,147,000
                                                                 ------------
           Oil/Energy - 3.5%
   151,100 Berry Petroleum Co., Cl. A.........................      2,200,394
   129,200 Cabot Oil & Gas Corp., Cl. A.......................      1,905,700
   192,709 Pennzoil-Quaker State Co. .........................      2,204,109
                                                                 ------------
                                                                    6,310,203
                                                                 ------------
           Printing, Publishing, Broadcasting &
            Entertainment - 2.4%
   248,400 Bowne & Co., Inc. .................................      2,716,875
   147,584 * Obie Media Corp..................................      1,577,304
                                                                 ------------
                                                                    4,294,179
                                                                 ------------
           Retailing & Wholesale - 9.0%
    93,200 * Ames Department Stores, Inc. ....................      1,945,550
    90,000 * Papa John's International, Inc...................      2,238,750
   350,000 Pier 1 Imports, Inc................................      2,887,500
   260,000 Ross Stores, Inc...................................      3,315,000
   188,100 * Sonic Automotive, Inc............................      1,446,019
    90,000 * Whole Foods Market, Inc. ........................      4,140,000
                                                                 ------------
                                                                   15,972,819
                                                                 ------------

                                   EVERGREEN
                              Small Cap Value Fund
                       Schedule of Investments(continued)
                          January 31, 2000 (Unaudited)


   Shares                                                              Value

  COMMON STOCKS - continued
           Telecommunication Services & Equipment - 5.5%
   142,000 Communications Systems, Inc. .........................   $  1,783,875
   244,695 Hickory Tech Corp. ...................................      3,364,556
    60,000 Scientific Atlanta, Inc. .............................      4,623,750
                                                                    ------------
                                                                       9,772,181
                                                                    ------------
           Thrift Institutions - 2.2%
    21,000 Bancorp Connecticut, Inc..............................        301,875
   312,900 Horizon Financial Corp. ..............................      3,168,113
    79,200 MetroWest Bank........................................        455,400
                                                                    ------------
                                                                       3,925,388
                                                                    ------------
           Utilities - Electric - 1.3%
   116,100 MDU Resources Group, Inc. ............................      2,300,231
                                                                    ------------
           Utilities - Gas - 3.1%
    37,300 Chesapeake Utilities Corp. ...........................        678,394
    15,000 Connecticut Energy Corp...............................        621,562
    20,000 CTG Resources, Inc. ..................................        735,000
    16,000 Delta Natural Gas Co., Inc............................        246,000
    36,600 Public Service Co. of North Carolina, Inc. ...........      1,194,075
    45,800 Yankee Energy System, Inc. ...........................      2,020,925
                                                                    ------------
                                                                       5,495,956
                                                                    ------------
           Total Common Stocks
            (cost $170,118,543)..................................    164,910,294
                                                                    ------------

  Principal
   Amount                                                          Value

 CONVERTIBLE DEBENTURES - 0.6%
            Business Equipment & Services - 0.6%
 $1,250,000 Interim Services, Inc.
             4.50%, 6/1/2005
             (cost $1,250,000)...............................   $  1,112,500
                                                                ------------
 CORPORATE BONDS - 2.5%
            Healthcare Products & Services - 2.5%
  3,500,000 Alpharma, Inc.
             5.75%, 4/1/2005
             (cost $3,500,000)...............................      4,510,625
                                                                ------------
 SHORT-TERM INVESTMENTS - 1.8%
            Repurchase Agreement - 1.8%
  3,145,000 State Street Bank & Trust Co., 5.63%, purchased
             1/31/2000, maturing 2/1/2000, maturity value
             $3,145,492 (cost $3,145,000) (a)................      3,145,000
                                                                ------------

           Total Investments -(cost $178,013,543).........    97.4%  173,678,419
           Other Assets and Liabilities - net.............     2.6     4,689,252
                                                             -----  ------------
           Net Assets.....................................   100.0% $178,367,671
                                                             =====  ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at January 31, 2000.
*   Non-income producing security.

Summary of Abbreviations
ADR  American Depository Receipt

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Utility Fund
                            Schedule of Investments
                          January 31, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 62.2%
           Communication Systems & Services - 2.9%
    20,000 * American Tower Systems Corp., Cl. A.................   $    717,500
    19,681 * MCI WorldCom, Inc...................................        904,096
   160,000 Teleglobe, Inc........................................      4,180,000
                                                                    ------------
                                                                       5,801,596
                                                                    ------------
           Energy - 4.6%
   140,000 Enron Corp............................................      9,441,250
                                                                    ------------
           Independent Power Producers - 2.2%
    62,200 * Calpine Corp........................................      4,548,375
                                                                    ------------
           Telecommunication Services & Equipment - 1.4%
    46,600 * Time Warner Telecom, Inc............................      2,830,950
                                                                    ------------
           Utilities - Electric - 26.5%
   125,000 Alliant Corp..........................................      3,726,562
    86,000 CH Energy Group, Inc..................................      2,666,000
   510,000 Companhia Paranaense de Energia-Copel, Plc., ADR......      4,111,875
    54,000 Consolidated Edison, Inc..............................      1,765,125
    88,000 Duke Power Co.........................................      5,082,000
   160,000 Energy East Corp......................................      3,610,000
   331,400 * Niagara Mohawk Holdings, Inc........................      4,163,212
   150,000 PP&L Resources, Inc...................................      3,478,125
   200,000 Public Service Co. of New Mexico......................      3,175,000
   100,000 Public Service Enterprise Group, Inc..................      3,437,500
   164,100 Reliant Energy, Inc...................................      3,743,531
   184,730 * Scottish Power Plc, ADR.............................      5,114,712
   199,200 Southern Co...........................................      5,104,500
    29,000 Texas Utilities Co....................................      1,025,875
   180,050 Wisconsin Energy Corp.................................      3,555,988
                                                                    ------------
                                                                      53,760,005
                                                                    ------------
           Utilities - Gas - 7.2%
   187,000 MDU Resources Group, Inc..............................      3,704,938
   120,000 Peoples Energy Corp...................................      3,750,000
    51,100 Piedmont Natural Gas Co., Inc.........................      1,456,350
    95,300 Semco Energy, Inc.....................................      1,167,425
   245,000 Sempra Energy.........................................      4,547,812
                                                                    ------------
                                                                      14,626,525
                                                                    ------------
           Utilities - Telephone - 17.4%
   104,000 AT&T Corp.............................................      5,486,000
   110,000 BellSouth Corp........................................      5,176,875
    70,000 GTE Corp..............................................      5,131,875
    87,250 * Nextel Communications, Inc., Cl. A..................      9,281,219
   100,000 Sprint Corp...........................................      6,468,750
    15,000 U.S. West, Inc........................................        997,500
    50,750 Vodafone AirTouch Plc, ADR............................      2,842,000
                                                                    ------------
                                                                      35,384,219
                                                                    ------------
           Total Common Stocks (cost $97,610,602)................    126,392,920
                                                                    ------------

   Shares                                                             Value

 CONVERTIBLE PREFERRED - 25.4%
             Communication Systems & Services - 8.9%
      60,000 Decs Trust V - Crown Castle 7.25%, 8/15/2002.......   $  1,657,500
     103,000 Decs Trust VI - Metromedia Fiber 6.25%,
              11/15/2002........................................      6,231,500
      70,000 Loral Space & Communications 6.00%, 11/01/2006.....      3,653,160
       9,300 Qualcomm Financial Trust I, 5.75%, 3/1/2012........      6,586,725
                                                                   ------------
                                                                     18,128,885
                                                                   ------------
             Independent Power Producers - 4.2%
      42,700 AES Trust I, Ser. A, TECONS 5.375%, 3/31/2007......      4,729,025
      52,020 Calpine Capital Trust 5.75%, 11/01/2004............      3,745,440
                                                                   ------------
                                                                      8,474,465
                                                                   ------------
             Printing, Publishing, Broadcasting & Entertainment - 2.1%
      31,700 Houston Industries, Inc., ACES (exchangeable for
              Time Warner, Inc. common stock) 7.00%, 7/1/2000 ..      4,224,025
                                                                   ------------
             Utilities - Electric - 5.4%
     235,000 BNDES Participacoes S.A. 7.25%, 2/15/2001..........      4,465,000
      70,000 Texas Utilities Co., PRIDES 9.25%, 8/16/2002.......      3,062,500
     151,200 Utilicorp United, Inc. 9.75%, 11/16/2002...........      3,505,950
                                                                   ------------
                                                                     11,033,450
                                                                   ------------
             Utilities - Telephone - 4.8%
      50,700 MediaOne Group, Inc., PIES 7.00%, 11/15/2002.......      2,611,050
      48,000 Qwest Trends Trust 5.75%, 11/17/2003, 144A.........      3,150,000
      60,000 Sprint Corp., DECS (exchangeable for Southern N.E.
              Telephone common stock)
              8.25%, 3/31/2000..................................      3,960,000
                                                                   ------------
                                                                      9,721,050
                                                                   ------------
             Total Convertible Preferred (cost $37,224,608).....     51,581,875
                                                                   ------------
  Principal
   Amount                                                             Value
 CONVERTIBLE DEBENTURES - 6.4%
             Telecommunication Services & Equipment - 6.4%
 $ 3,800,000 American Tower Corp. 6.25%, 10/15/2009, 144A.......      6,279,500
   3,520,000 Level 3 Communications, Inc. 6.00%, 9/15/2009......      6,723,200
                                                                   ------------

             Total Convertible Debentures (cost $8,320,600).....     13,002,700
                                                                   ------------

                                   EVERGREEN
                                  Utility Fund
                       Schedule of Investments(continued)
                          January 31, 2000 (Unaudited)

  Principal
   Amount                                                            Value

 SHORT-TERM INVESTMENTS - 6.0%
             Repurchase Agreement - 6.0%
 $12,207,000 State Street Bank & Trust Co., 5.63%, purchased
              1/31/2000, maturing 2/1/2000, maturity value
              $12,208,909 (cost $12,207,000) (a)...............   $ 12,207,000
                                                                  ------------

             Total Investments - (cost $155,362,810).....   100.0%  203,184,495
             Other Assets and Liabilities - net..........       0       (76,151)
                                                            -----  ------------
             Net Assets..................................   100.0% $203,108,344
                                                            =====  ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at January 31, 2000.
144A Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. These securities have been de-termined to be liquid under guidelines established by the Board of Trustees.
*      Non-income producing security.

Summary of Abbreviations
ACES    Adjustable Convertible Extendable Securities
ADR     American Depository Receipt
DECS    Dividend Enhanced Convertible Stock
PIES    Premium Income Exchangeable Securities
PRIDES  Preferred Redeemable Increased Dividend Equity Securities
TECONS  Term Convertible Shares

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                   Value Fund
                            Schedule of Investments
                          January 31, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 91.5%
           Aerospace & Defense - 0.9%
   137,475 Honeywell International, Inc. ........................   $  6,598,800
                                                                    ------------
           Automotive Equipment & Manufacturing - 3.1%
   405,873 Delphi Automotive Systems Corp. ......................      7,026,676
   116,200 Ford Motor Co. .......................................      5,780,950
   131,950 General Motors Corp. .................................     10,613,728
                                                                    ------------
                                                                      23,421,354
                                                                    ------------
           Banks - 7.5%
   112,650 Chase Manhattan Corp. ................................      9,061,284
   448,934 FleetBoston Financial Corp. ..........................     14,113,363
   266,100 Golden West Financial Corp. ..........................      7,833,319
   604,600 UnionBancal Corp. ....................................     21,501,087
    94,350 Wells Fargo Co. ......................................      3,774,000
                                                                    ------------
                                                                      56,283,053
                                                                    ------------
           Chemical & Agricultural Products - 1.1%
    61,627 DuPont (E.I.) De Nemours & Co. .......................      3,635,993
   364,450 Solutia, Inc. ........................................      5,011,188
                                                                    ------------
                                                                       8,647,181
                                                                    ------------
           Communication Systems & Services - 1.0%
   163,950 * MCI WorldCom, Inc. .................................      7,531,453
                                                                    ------------
           Consumer Products & Services - 1.3%
    16,800 Procter & Gamble Co. .................................      1,694,700
   133,800 Whirlpool Corp. ......................................      7,793,850
                                                                    ------------
                                                                       9,488,550
                                                                    ------------
           Diversified Companies - 0.9%
    69,700 Minnesota Mining & Manufacturing Co. .................      6,525,663
                                                                    ------------
           Electrical Equipment & Services - 3.1%
   149,400 Emerson Electric Co. .................................      8,226,338
   115,800 General Electric Co. .................................     15,444,825
                                                                    ------------
                                                                      23,671,163
                                                                    ------------
           Electronic Equipment & Services - 1.5%
   237,600 Varian Semiconductor Equipment, Inc. .................     11,493,900
                                                                    ------------
           Finance & Insurance - 14.5%
   363,750 AMBAC Financial Group, Inc. ..........................     17,801,016
    82,325 American International Group, Inc. ...................      8,572,091
   221,109 Citigroup, Inc. ......................................     12,699,948
    32,600 Federal Home Loan Mortgage Corp. .....................      1,636,113
   262,250 Federal National Mortgage Assoc. .....................     15,718,609
   191,800 Hartford Life, Inc., Cl. A............................      7,803,862
   206,850 Household International, Inc. ........................      7,291,462
    62,650 J.P. Morgan & Co., Inc. ..............................      7,694,203
   228,700 * John Hancock Financial Services, Inc. ..............      3,945,075
    73,600 Morgan Stanley, Dean Witter & Co. ....................      4,876,000

  Shares                                                               Value

 COMMON STOCKS - continued
           Finance & Insurance - continued
   249,900 Nationwide Financial Services, Inc., Cl. A............   $  6,216,263
   163,400 Price (T.) Rowe & Associates, Inc. ...................      6,352,175
   247,000 Travelers Property Casualty Corp., Cl. A..............      8,953,750
                                                                    ------------
                                                                     109,560,567
                                                                    ------------
           Food & Beverage Products - 1.3%
   181,000 Conagra, Inc. ........................................      3,868,875
   243,000 Corn Products International, Inc. ....................      5,589,000
                                                                    ------------
                                                                       9,457,875
                                                                    ------------
           Healthcare Products & Services - 9.3%
   213,450 American Home Products Corp. .........................     10,045,491
   127,800 Bristol-Myers Squibb Co. .............................      8,434,800
   754,350 * Health Management Associates, Inc., Cl. A...........     10,513,753
    88,000 Johnson & Johnson.....................................      7,573,500
   122,100 Merck & Co., Inc. ....................................      9,623,006
     2,650 Monsanto Co. .........................................         93,578
   250,400 Pharmacia & Upjohn, Inc. .............................     11,768,800
   348,700 * Quest Diagnostics, Inc. ............................     11,855,800
                                                                    ------------
                                                                      69,908,728
                                                                    ------------
           Information Services & Technology - 8.0%
   513,000 * American Power Conversion Corp. ....................     14,155,594
    78,650 Electronic Data Systems Corp. ........................      5,318,706
    95,550 Hewlett-Packard Co. ..................................     10,343,287
    82,800 Intel Corp. ..........................................      8,192,025
    54,300 International Business
            Machines Corp. ......................................      6,091,781
   253,100 * Keane, Inc. ........................................      6,833,700
    35,800 * LSI Logic...........................................      2,926,650
    32,500 * Micron Technology, Inc. ............................      2,021,094
    96,350 Symantec Corp. .......................................      4,823,522
                                                                    ------------
                                                                      60,706,359
                                                                    ------------
           Oil/Energy - 9.9%
   123,450 Atlantic Richfield Co. ...............................      9,505,650
     9,900 Chevron Corp. ........................................        827,269
   151,670 Conoco, Inc., Cl. B...................................      3,573,724
   476,672 Exxon Mobil Corp. ....................................     39,802,112
    49,300 Royal Dutch Petroleum Co. ............................      2,714,581
   349,550 Sunoco, Inc. .........................................      8,061,497
   193,550 Texaco, Inc. .........................................     10,233,956
                                                                    ------------
                                                                      74,718,789
                                                                    ------------
           Paper & Packaging - 2.5%
   643,250 Abitibi Consolidated, Inc ............................      7,960,219
    39,300 Avery Dennison Corp. .................................      2,662,575
   131,500 Kimberly-Clark Corp. .................................      8,144,781
                                                                    ------------
                                                                      18,767,575
                                                                    ------------

                                   EVERGREEN
                                   Value Fund
                       Schedule of Investments(continued)
                          January 31, 2000 (Unaudited)


   Shares                                                             Value

 COMMON STOCKS - continued
           Printing, Publishing, Broadcasting & Entertainment -
             3.8%
   130,900 AT&T Corp. - Liberty Media Group, Cl. A..............   $  6,692,262
   163,100 * CBS Corp. .........................................      9,510,769
    33,000 Disney (Walt) Co. ...................................      1,198,313
    83,200 * Univision Communications, Inc., Cl. A..............      8,912,800
    37,000 * Viacom, Inc., Cl. B................................      2,048,875
                                                                   ------------
                                                                     28,363,019
                                                                   ------------
           Retailing & Wholesale - 3.5%
   209,600 * Federated Department Stores, Inc. .................      8,724,600
   221,800 Harcourt General, Inc. ..............................      8,872,000
   705,100 * Tommy Hilfiger Corp. ..............................      8,505,269
                                                                   ------------
                                                                     26,101,869
                                                                   ------------
           Telecommunication Services & Equipment - 2.6%
   116,250 * MediaOne Group, Inc. ..............................      9,241,875
    53,000 Motorola, Inc. ......................................      7,247,750
    33,900 Omnipoint Corp. .....................................      3,476,869
                                                                   ------------
                                                                     19,966,494
                                                                   ------------
           Transportation - 1.9%
   134,200 Burlington Northern Santa Fe Corp. ..................      3,229,188
   227,900 Union Pacific Corp. .................................      9,116,000
    34,900 United Parcel Service, Inc., Cl. B...................      2,076,550
                                                                   ------------
                                                                     14,421,738
                                                                   ------------
           Utilities - Electric - 4.6%
   483,250 DPL, Inc. ...........................................      9,272,359
    87,900 Duke Power Co. ......................................      5,076,225
    86,000 FPL Group, Inc. .....................................      3,628,125

    Shares                                                            Value

 COMMON STOCKS - continued
             Utilities - Electric - continued
      62,900 GPU, Inc. .........................................   $  1,824,100
     444,800 Reliant Energy, Inc. ..............................     10,147,000
     182,000 Southern Co. ......................................      4,663,750
                                                                   ------------
                                                                     34,611,559
                                                                   ------------
             Utilities - Gas - 0.9%
     194,700 NICOR, Inc. .......................................      6,668,475
                                                                   ------------
             Utilities - Telephone - 8.3%
     188,911 AT&T Corp. ........................................      9,965,055
     164,500 Bell Atlantic Corp. ...............................     10,188,719
     280,950 BellSouth Corp. ...................................     13,222,209
     237,200 GTE Corp. .........................................     17,389,725
     281,105 SBC Communications, Inc. ..........................     12,122,653
                                                                   ------------
                                                                     62,888,361
                                                                   ------------
             Total Common Stocks
              (cost $624,050,443)...............................    689,802,525
                                                                   ------------
  Principal
    Amount                                                            Value

 SHORT-TERM INVESTMENTS - 9.3%
             Repurchase Agreement - 9.3%
 $70,274,000 State Street Bank & Trust Co., 5.45%, purchased
              1/31/2000, maturing 2/1/2000, maturity
              value $70,284,639
              (cost $70,274,000) (a)............................     70,274,000
                                                                   ------------

             Total Investments -
              (cost $694,324,443)........................   100.8%  760,076,525
             Other Assets and
              Liabilities - net..........................    (0.8)   (5,931,512)
                                                            -----  ------------
             Net Assets..................................   100.0% $754,145,013
                                                            =====  ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at January 31, 2000.
* Non-income producing security.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Growth and Income Funds
                      Statements of Assets and Liabilities
                          January 31, 2000 (Unaudited)

                                                        Growth          Income
                                          Equity         and             and         Small Cap
                          Blue Chip       Income        Income          Growth         Value        Utility        Value
                             Fund          Fund          Fund            Fund           Fund          Fund          Fund
-----------------------------------------------------------------------------------------------------------------------------
Assets
 Identified cost of
  securities...........  $744,207,561  $ 93,262,929 $1,230,426,351  $  943,995,380  $178,013,543  $155,362,810  $694,324,443
 Net unrealized gains
  or losses on
  securities...........   158,075,121    13,367,966    384,381,370      44,123,386    (4,335,124)   47,821,685    65,752,082
-----------------------------------------------------------------------------------------------------------------------------
 Market value of
  securities...........   902,282,682   106,630,895  1,614,807,721     988,118,766   173,678,419   203,184,495   760,076,525
 Cash..................            73           108         97,777               0           558           555           203
 Receivable for
  securities sold......             0     1,787,464     14,417,732      24,887,708     5,199,190             0     1,022,310
 Receivable for Fund
  shares sold..........     4,955,112        17,720        783,085         113,680       399,457       882,515       222,771
 Dividends and interest
  receivable...........       438,225       377,945      1,070,793       4,102,313       160,173       476,455       557,106
 Prepaid expenses and
  other assets.........       213,554        99,587         29,126          41,891        42,515        24,665        42,120
-----------------------------------------------------------------------------------------------------------------------------
 Total assets..........   907,889,646   108,913,719  1,631,206,234   1,017,264,358   179,480,312   204,568,685   761,921,035
-----------------------------------------------------------------------------------------------------------------------------
Liabilities
 Payable for securities
  purchased............    10,738,385       549,100      7,711,003      15,011,608             0             0     3,887,900
 Payable for Fund
  shares redeemed......     1,049,037       386,597      4,545,695       1,760,226       858,594     1,236,850     3,136,517
 Payable for securities
  on loan..............    39,697,528     1,176,336              0               0             0             0             0
 Advisory fee payable..       303,514        47,592      1,072,460         703,581       134,911        65,659       258,544
 Distribution Plan
  expenses payable.....       233,070        57,395        353,053          64,148        58,090        49,498       173,466
 Due to other related
  parties..............        67,995        13,085        133,400          80,710        14,990        15,684        61,228
 Accrued expenses and
  other liabilities....       114,184         4,797        703,034         271,248        46,056        92,650       258,367
-----------------------------------------------------------------------------------------------------------------------------
 Total liabilities.....    52,203,713     2,234,902     14,518,645      17,891,521     1,112,641     1,460,341     7,776,022
-----------------------------------------------------------------------------------------------------------------------------
Net assets.............  $855,685,933  $106,678,817 $1,616,687,589  $  999,372,837  $178,367,671  $203,108,344  $754,145,013
-----------------------------------------------------------------------------------------------------------------------------
Net assets represented
 by
 Paid-in capital.......  $668,990,259  $ 89,415,809 $1,073,093,165  $  922,043,629  $213,853,720  $138,500,856  $626,337,403
 Undistributed
  (overdistributed) net
  investment income
  (loss)...............    (1,569,821)      119,977     (4,782,122)     (5,895,327)      (49,978)     (231,696)      (15,622)
 Accumulated net
  realized gains or
  losses on securities
  and foreign currency
  related
  transactions.........    30,190,374     3,775,065    163,995,131      39,135,705   (31,100,947)   17,017,499    62,071,150
 Net unrealized gains
  or losses on
  securities and
  foreign currency
  related
  transactions.........   158,075,121    13,367,966    384,381,415      44,088,830    (4,335,124)   47,821,685    65,752,082
-----------------------------------------------------------------------------------------------------------------------------
Total net assets.......  $855,685,933  $106,678,817 $1,616,687,589  $  999,372,837  $178,367,671  $203,108,344  $754,145,013
-----------------------------------------------------------------------------------------------------------------------------
Net assets consists of
 Class A...............  $466,351,088  $ 38,680,469 $  234,443,436  $   36,138,486  $ 46,790,059  $135,061,002  $424,656,161
 Class B...............   375,654,147    55,955,938    798,754,010     157,782,029    80,533,539    62,995,691   237,398,598
 Class C...............     7,035,052    11,937,502     30,270,122       2,325,530    15,308,912     2,828,321     3,853,383
 Class Y...............     6,645,646       104,908    553,220,021     803,126,792    35,735,161     2,223,330    88,236,871
-----------------------------------------------------------------------------------------------------------------------------
Total net assets.......  $855,685,933  $106,678,817 $1,616,687,589  $  999,372,837  $178,367,671  $203,108,344  $754,145,013
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding
 Class A...............    13,499,693     2,462,451      7,722,593       1,652,578     3,287,094     9,584,043    21,219,920
 Class B...............    11,038,135     3,586,914     26,799,080       7,277,199     5,700,568     4,469,596    11,896,672
 Class C...............       206,136       764,049      1,015,514         107,265     1,085,155       200,568       193,270
 Class Y...............       193,766         6,699     18,138,366      36,708,037     2,507,726       157,732     4,407,928
-----------------------------------------------------------------------------------------------------------------------------
Net asset value per
 share
 Class A...............  $      34.55  $      15.71 $        30.36  $        21.87  $      14.23  $      14.09  $      20.01
-----------------------------------------------------------------------------------------------------------------------------
 Class A--Offering
  price (based on sales
  charge of 4.75%).....  $      36.27  $      16.49 $        31.87  $        22.96  $      14.94  $      14.79  $      21.01
-----------------------------------------------------------------------------------------------------------------------------
 Class B...............  $      34.03  $      15.60 $        29.81  $        21.68  $      14.13  $      14.09  $      19.96
-----------------------------------------------------------------------------------------------------------------------------
 Class C...............  $      34.13  $      15.62 $        29.81  $        21.68  $      14.11  $      14.10  $      19.94
-----------------------------------------------------------------------------------------------------------------------------
 Class Y...............  $      34.30  $      15.66 $        30.50  $        21.88  $      14.25  $      14.10  $      20.02
-----------------------------------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Growth and Income Funds
                            Statements of Operations
                 Six Months Ended January 31, 2000 (Unaudited)

                                                         Growth         Income
                                           Equity          and           and        Small Cap
                            Blue Chip      Income        Income         Growth        Value        Utility        Value
                              Fund          Fund          Fund           Fund          Fund         Fund          Fund
----------------------------------------------------------------------------------------------------------------------------
 Investment income
 Dividends (net of
  foreign withholding
  taxes of $17,445,
  $2,768, $25,277,
  $68,854, $0, $3,595
  and $30,157,
  respectively).........   $ 2,705,808  $  1,594,636  $   9,884,911  $ 19,502,656  $  1,877,182  $ 2,652,971  $   6,513,380
 Interest...............     1,231,130       251,251        377,752     3,987,131       701,337      369,457      1,305,046
----------------------------------------------------------------------------------------------------------------------------
 Total investment
  income................     3,936,938     1,845,887     10,262,663    23,489,787     2,578,519    3,022,428      7,818,426
----------------------------------------------------------------------------------------------------------------------------
 Expenses
 Advisory fee...........     1,968,897       402,635      7,576,607     4,895,683     1,082,160      426,778      2,096,811
 Distribution Plan
  expenses..............     2,124,917       477,039      4,688,783       902,391       657,404      441,977      2,097,129
 Administrative services
  fees..................        49,128        17,253        133,400        80,710        14,990       31,976        144,791
 Transfer agent fee.....       985,006       138,318      2,058,760       975,039       383,022      132,397        810,798
 Trustees' fees and
  expenses..............         7,375         1,552         17,258        10,157         1,940        1,722          8,249
 Printing and postage
  expenses..............        52,128        10,640        129,319        90,381        20,319       15,540         77,387
 Custodian fee..........        89,600        19,201        208,952       126,186        31,359       21,566        110,443
 Registration and filing
  fees..................       152,913        11,408         44,557        17,722        31,042       20,850         27,160
 Professional fees......         9,343         8,801         16,790        13,573         8,231        6,775         10,474
 Other..................        77,384         4,151        151,705        94,444         9,947       12,050         54,296
----------------------------------------------------------------------------------------------------------------------------
 Total expenses.........     5,516,691     1,090,998     15,026,131     7,206,286     2,240,414    1,111,631      5,437,538
 Less: Expense
  reductions............       (24,477)       (7,689)       (36,672)      (32,805)       (9,930)     (12,751)       (43,140)
----------------------------------------------------------------------------------------------------------------------------
  Net expenses..........     5,492,214     1,083,309     14,989,459     7,173,481     2,230,484    1,098,880      5,394,398
----------------------------------------------------------------------------------------------------------------------------
 Net investment income
  (loss)................    (1,555,276)      762,578     (4,726,796)   16,316,306       348,035    1,923,548      2,424,028
----------------------------------------------------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions
 Net realized gains or
  losses on:
  Securities............    45,820,322     3,754,448    190,341,628    41,884,185    (7,303,425)  25,502,930     71,543,851
  Foreign currency
   related
   transactions.........             0             0          4,088    (1,011,373)            0            0            787
----------------------------------------------------------------------------------------------------------------------------
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..    45,820,322     3,754,448    190,345,716    40,872,812    (7,303,425)  25,502,930     71,544,638
----------------------------------------------------------------------------------------------------------------------------
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..    39,117,289   (14,456,133)  (110,740,344)  (47,689,114)  (13,051,028)   7,429,069   (139,637,857)
----------------------------------------------------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..    84,937,611   (10,701,685)    79,605,372    (6,816,302)  (20,354,453)  32,931,999    (68,093,219)
----------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............   $83,382,335  $ (9,939,107) $  74,878,576  $  9,500,004  $(20,006,418) $34,855,547  $ (65,669,191)

--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Growth and Income Fund
                      Statements of Changes in Net Assets
                 Six Months Ended January 31, 2000 (Unaudited)

                                        Equity       Growth and      Income and     Small Cap
                        Blue Chip       Income         Income          Growth         Value        Utility         Value
                           Fund          Fund           Fund            Fund           Fund          Fund          Fund
-----------------------------------------------------------------------------------------------------------------------------
 Operations
 Net investment
  income (loss).....   $ (1,555,276) $    762,578  $   (4,726,796) $   16,316,306  $    348,035  $  1,923,548  $   2,424,028
 Net realized gains
  or losses on
  securities and
  foreign currency
  related
  transactions......     45,820,322     3,754,448     190,345,716      40,872,812    (7,303,425)   25,502,930     71,544,638
 Net change in
  unrealized gains
  or losses on
  securities and
  foreign currency
  related
  transactions......     39,117,289   (14,456,133)   (110,740,344)    (47,689,114)  (13,051,028)    7,429,069   (139,637,857)
-----------------------------------------------------------------------------------------------------------------------------
  Net increase
   (decrease) in net
   assets resulting
   from operations..     83,382,335    (9,939,107)     74,878,576       9,500,004   (20,006,418)   34,855,547    (65,669,191)
-----------------------------------------------------------------------------------------------------------------------------
 Distributions to
  shareholders from
 Net investment
  income
  Class A...........              0      (476,529)              0        (779,493)     (139,162)   (1,507,008)    (1,741,658)
  Class B...........              0      (473,320)              0      (3,339,416)      (69,660)     (552,410)      (173,433)
  Class C...........              0      (105,147)              0         (47,265)      (14,239)      (13,163)        (2,358)
  Class Y...........              0        (4,061)              0     (20,025,412)     (163,339)      (30,327)      (592,501)
 Net realized gains
  Class A...........    (28,109,711)   (6,926,900)     (4,598,084)       (590,501)            0    (9,808,608)   (55,282,863)
  Class B...........    (23,321,638)  (10,526,881)    (16,932,536)     (3,030,140)            0    (5,178,058)   (39,983,154)
  Class C...........       (288,874)   (2,390,332)       (628,619)        (44,582)            0      (119,850)      (563,611)
  Class Y...........       (176,566)      (86,941)    (11,517,842)    (14,561,478)            0      (187,129)   (14,849,499)
-----------------------------------------------------------------------------------------------------------------------------
  Total
   distributions to
   shareholders.....    (51,896,789)  (20,990,111)    (33,677,081)    (42,418,287)     (386,400)  (17,396,553)  (113,189,077)
-----------------------------------------------------------------------------------------------------------------------------
 Capital share
  transactions
 Proceeds from
  shares sold.......    215,805,765     2,547,186     210,036,060      17,090,336    21,991,511    18,750,477     16,987,653
 Payment for shares
  redeemed..........    (80,374,128)  (30,306,192)   (478,726,518)    (93,398,283)  (73,499,366)  (14,273,453)  (124,748,533)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.....     47,328,659    19,503,011      31,956,088      37,939,545       262,310    14,920,839    108,720,861
-----------------------------------------------------------------------------------------------------------------------------
  Net increase
   (decrease) in net
   assets resulting
   from capital
   share
   transactions.....    182,760,296    (8,255,995)   (236,734,370)    (38,368,402)  (51,245,545)   19,397,863        959,981
-----------------------------------------------------------------------------------------------------------------------------
   Total increase
    (decrease) in
    net assets......    214,245,842   (39,185,213)   (195,532,875)    (71,286,685)  (71,638,363)   36,856,857   (177,898,287)
 Net assets
 Beginning of
  period............    641,440,091   145,864,030   1,812,220,464   1,070,659,522   250,006,034   166,251,487    932,043,300
-----------------------------------------------------------------------------------------------------------------------------
 End of period......   $855,685,933  $106,678,817  $1,616,687,589  $  999,372,837  $178,367,671  $203,108,344  $ 754,145,013
-----------------------------------------------------------------------------------------------------------------------------
 Undistributed
  (overdistributed)
  net investment
  income (loss).....   $ (1,569,821) $    119,977  $   (4,782,122) $   (5,895,327) $    (49,978) $   (231,696) $     (15,622)

--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Growth and Income Funds
                      Statements of Changes in Net Assets
                            Year Ended July 31, 1999

                                        Equity       Growth and      Income and      Small Cap
                        Blue Chip       Income         Income          Growth          Value        Utility         Value
                          Fund           Fund           Fund            Fund           Fund           Fund          Fund
------------------------------------------------------------------------------------------------------------------------------
 Operations
 Net investment
  income (loss)....   $    (405,617) $  1,822,429  $      739,955  $   39,827,948  $   4,374,984  $  5,016,016  $   6,696,229
 Net realized gains
  or losses on
  securities and
  foreign currency
  related
  transactions.....      37,712,909    23,440,204       9,259,355      35,191,732    (23,967,030)    6,752,256    118,989,239
 Net change in
  unrealized gains
  or losses on
  securities and
  foreign currency
  related
  transactions.....      33,829,162   (14,578,770)     65,034,177      23,905,207     19,057,835    23,219,707    (10,264,625)
------------------------------------------------------------------------------------------------------------------------------
  Net increase
   (decrease) in
   net assets
   resulting from
   operations......      71,136,454    10,683,863      75,033,487      98,924,887       (534,211)   34,987,979    115,420,843
------------------------------------------------------------------------------------------------------------------------------
 Distributions to
  shareholders from
 Net investment
  income
  Class A..........        (302,117)     (740,343)       (618,275)       (590,960)    (1,241,862)   (3,518,061)    (4,093,423)
  Class B..........               0      (652,879)              0      (1,904,614)    (1,599,604)   (1,359,833)      (679,263)
  Class C..........               0      (138,191)              0         (40,664)      (319,899)      (16,980)        (9,129)
  Class Y..........               0        (5,052)     (2,594,824)    (38,238,097)    (1,709,875)     (101,181)    (1,708,800)
 Net realized gains
  Class A..........     (22,171,083)   (6,542,911)     (8,009,500)     (1,297,466)      (792,880)  (10,191,078)    (2,706,113)
  Class B..........     (10,585,999)  (12,308,775)    (27,000,584)     (4,982,320)    (1,601,327)   (4,842,643)    (1,893,542)
  Class C..........         (50,576)   (2,556,957)     (1,332,807)       (108,434)      (315,684)      (52,067)       (26,406)
  Class Y..........               0       (19,678)    (20,777,901)    (79,113,403)      (998,252)     (304,419)      (926,882)
------------------------------------------------------------------------------------------------------------------------------
  Total
   distributions to
   shareholders....     (33,109,775)  (22,964,786)    (60,333,891)   (126,275,958)    (8,579,383)  (20,386,262)   (12,043,558)
------------------------------------------------------------------------------------------------------------------------------
 Capital share
  transactions
 Proceeds from
  shares sold......     414,184,932    30,188,056     386,163,830      30,217,265    205,428,609    17,451,359     66,555,976
 Payment for shares
  redeemed.........    (243,648,933)  (72,875,118)   (792,989,619)   (182,203,597)  (260,520,742)  (24,384,302)  (239,124,718)
 Net asset value of
  shares issued in
  reinvestment of
  distributions....      29,469,348    21,454,983      57,025,779     114,061,954      7,125,678    17,326,400     10,412,391
 Net asset value of
  shares issued in
  acquisition......               0             0               0     185,281,144              0             0              0
------------------------------------------------------------------------------------------------------------------------------
  Net increase
   (decrease) in
   net assets
   resulting from
   capital share
   transactions....     200,005,347   (21,232,079)   (349,800,010)    147,356,766    (47,966,455)   10,393,457   (162,156,351)
------------------------------------------------------------------------------------------------------------------------------
   Total increase
    (decrease) in
    net assets.....     238,032,026   (33,513,002)   (335,100,414)    120,005,695    (57,080,049)   24,995,174    (58,779,066)
 Net assets
 Beginning of
  period...........     403,408,065   179,377,032   2,147,320,878     950,653,827    307,086,083   141,256,313    990,822,366
------------------------------------------------------------------------------------------------------------------------------
 End of period.....   $ 641,440,091  $145,864,030  $1,812,220,464  $1,070,659,522  $ 250,006,034  $166,251,487  $ 932,043,300
------------------------------------------------------------------------------------------------------------------------------
 Undistributed
  (overdistributed)
  net investment
  income...........   $     (14,545) $    416,456  $      (55,326) $    1,979,953  $     (11,613) $    (52,336) $      70,300

--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

               Combined Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen Growth and Income Funds consist of Evergreen Blue Chip Fund ("Blue Chip Fund"), Evergreen Equity Income Fund ("Equity Income Fund"), Ever-green Growth and Income Fund ("Growth and Income Fund"), Evergreen Income and Growth Fund ("Income and Growth Fund"), Evergreen Small Cap Value Fund ("Small Cap Value Fund"), Evergreen Utility Fund ("Utility Fund") and Evergreen Value Fund ("Value Fund"), (collectively, the "Funds"). Each Fund is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware business trust orga-nized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing dis-tribution fee than Class A. Class B shares are sold subject to a contingent de-ferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997, follow the conversion rights at the time the shares were purchased. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not sub-ject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y share-holders of record of certain other funds managed by First Union and its affili-ates as of December 30, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Securities traded on a national securities exchange or included on the Nasdaq National Market System ("NMS") and other securities traded in the over-the-counter market are valued at the last reported sales price on the exchange where primarily traded. Securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked price. Corporate bonds, U.S. government obligations, mortgage and other asset-backed securities and other fixed-income securities are valued at prices provided by an indepen-dent pricing service. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar se-curities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Otherwise, securities for which valuations are not readily available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees. Mutual fund shares held as Short-term investments are valued at net asset value. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. Each Fund monitors the adequacy of the collat-eral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment ad-visor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, the Blue Chip Fund and Equity Income Fund, along with certain other funds managed by Evergreen Investment Management Company ("EIMC"), an indirect whol-ly-owned subsidiary of First Union National Bank ("FUNB"), may transfer uninvested cash balances into a joint trading account. These balances are in-vested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates is a component of net unrealized gains or losses on se-curities and foreign currency related transactions. Net realized foreign cur-rency gains or losses on foreign currency related transactions include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the differ-ence between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial pur-chase trade date and subsequent sale trade date is included in realized gains or losses on securities.

D. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabili-ties. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gains or losses on foreign currency related transactions. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward con-tracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

E. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other financial organizations. The Fund's investment advisor will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the borrower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and ob-tain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in connec-tion with such loans.

F. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income and capital gains realized on some foreign securi-ties may be subject to foreign withholding taxes, which are accrued as applica-ble.

G. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come and net capital gains, if any, to their shareholders. The Funds also in-tend to avoid any excise tax liability by making the required distributions un-der the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

H. Distributions
Distributions from net investment income for the Funds, except for the Utility Fund, are declared and paid quarterly. Distributions from net investment income for Utility Fund are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to sharehold-ers are recorded at the close of business on the ex-dividend date. Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

I. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are pro-rated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

EIMC is the investment advisor for Blue Chip Fund and Equity Income Fund. In return for providing investment management services to Blue Chip Fund and Eq-uity Income Fund, each Fund pays EIMC a management fee that is calculated daily and paid monthly. The management fee for Blue Chip Fund is computed daily ap-plying percentage rates starting at 0.61% and declining to 0.26% per annum as net assets increase, to the average daily net assets of the Fund. The advisory fee for Equity Income Fund is calculated at an annual rate of 1.50% of Equity Income Fund's gross investment income plus an amount determined by applying percentage rates, starting at 0.51% and declining to 0.21% per annum as net as-sets increase, to the average daily net assets of the Fund.

Prior to January 3, 2000, the management fee for the Blue Chip Fund was com-puted daily by applying percentage rates starting at 0.70% and declining to 0.35% per annum as net assets increase, to the average daily net assets of the Fund. Prior to January 3, 2000, the management fee for the Equity Income Fund was computed daily at an annual rate of 1.50% of the Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.60% and declining to 0.30% per annum as net assets increase, to the average daily net assets of the Fund.

Evergreen Asset Management Corp. ("EAMC"), an indirect wholly-owned subsidiary of FUNB, is the investment advisor to Growth and Income Fund, Income and Growth Fund and Small Cap Value Fund and is paid an advisory fee that is calculated daily and paid monthly based on the Fund's average daily net assets, in accor-dance with the following schedule:

         First $750 million......................................... 0.90%
         Next $250 million.......................................... 0.80%
         Over $1 billion............................................ 0.70%

Prior to January 3, 2000, the management fee paid to EAMC for these funds was calculated daily based on the Fund's average daily net assets, in accordance with the following schedule:

         First $750 million......................................... 1.00%
         Next $250 million.......................................... 0.90%
         Over $1 billion............................................ 0.80%

Lieber & Company, an affiliate of First Union, is the investment sub-advisor to Growth and Income Fund, Income and Growth Fund and Small Cap Value Fund and also provides brokerage services with respect to substantially all security transactions of the Funds effected on the New York or American Stock Exchanges. For the six months ended January 31, 2000, Growth and Income Fund, Income and Growth Fund and Small Cap Value Fund incurred broker commissions of $1,114,171, $334,402, and $146,531, respectively, with Lieber & Company. Lieber & Company is reimbursed by EAMC for providing investment sub-advisory services at no ad-ditional expense to the Funds.

Evergreen Investment Management ("EIM"), formerly Capital Management Group, a division of FUNB, is the investment advisor to Utility Fund and Value Fund and is paid an advisory fee that is calculated daily and paid monthly at an annual rate of 0.42% of each Fund's average daily net assets. Prior to January 3, 2000, the advisory fee was calculated daily at an annual rate of 0.50% of each Fund's average daily net assets.

Evergreen Investment Services ("EIS"), an indirect, wholly-owned subsidiary of FUNB, is the administrator and The BISYS Group, Inc. ("BISYS") is the sub-ad-ministrator to the Funds. As administrator, EIS provides the Funds with facili-ties, equipment and personnel. As sub-administrator to the Funds, BISYS pro-vides the officers of the Funds. Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

For its services, the Utility Fund and Value Fund pays the administrator and sub-administrator a combined fee at the annual rate of 0.10% of each Fund's av-erage daily net assets. Prior to January 3, 2000, the administrator and sub-ad-ministrator for the Funds were entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisors. The adminis-tration fee was calculated by applying percentage rates, which started at 0.05% and declined to 0.01% per annum as net assets increased, to the average daily net assets of each Fund. The sub-administration fee was calculated by applying percentage rates, which started at 0.01% and declined to 0.004% per annum as net assets increased, to the average daily net assets of each Fund.

For Blue Chip Fund, Equity Income Fund, Growth and Income Fund, Income and Growth Fund and Small Cap Value Fund, the Funds pay the administrator a fee at the annual rate of 0.10% of each Fund's average daily net assets. Prior to Jan-uary 3, 2000, the administration and sub-administration fee for each Fund was paid by the investment advisor and was not a Fund expense. However, prior to January 3, 2000, the Blue Chip Fund and Equity Income Fund reimbursed EIMC for providing certain administration and accounting expenses. The sub-administra-tion fee continues to be paid by the investment advisor.

For the six months ended January 31, 2000, Utility Fund and Value Fund paid or accrued to EIS and BISYS the following amounts for administrative and sub-ad-ministrative services:

                                        Administration Sub-Administration
                                             Fee              Fee
                                        ---------------------------------
         Utility Fund..................    $ 28,432         $ 3,544
         Value Fund....................    $123,559         $21,232

Evergreen Service Company ("ESC"), an indirect, wholly-owned subsidiary of First Union, is the transfer and dividend disbursing agent for the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS, serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class Y. Distribution Plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution

Plan expenses". Under the Distribution Plans, Class A incurs distribution fees equal to 0.25% of the average daily net asset of the class, all of which is used to pay for shareholder service fees. Class B and Class C incur distribu-tion fees equal to 1.00% of the average daily net assets of each class. Of this amount, 0.25% of the distribution fees incurred is used to pay for shareholder service fees and 0.75% is used to pay for distribution-related costs. Distribu-tion Plan expenses are calculated daily and paid at least quarterly.

During the six months ended January 31, 2000, amounts paid or accrued to EDI pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                            Class A   Class B   Class C
                                            ----------------------------
         Blue Chip Fund.................... $511,669 $1,592,261 $ 20,987
         Equity Income Fund................   56,806    344,507   75,726
         Growth and Income Fund............  295,939  4,229,761  163,083
         Income and Growth Fund............   42,522    847,672   12,197
         Small Cap Value Fund..............   67,227    492,000   98,177
         Utility Fund......................  142,034    293,388    6,555
         Value Fund........................  539,963  1,535,724   21,442

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is per-mitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. ACQUISITION

Effective the close of business on July 30, 1999, Income and Growth Fund ac-quired substantially all of the net assets and assumed certain liabilities of Evergreen American Retirement Fund, an open-end management investment company registered under the 1940 Act in an exchange of Class A, Class B, Class C and Class Y shares of Income and Growth Fund.

The acquisition was accomplished by a tax-free exchange of the respective shares of the Income and Growth Fund. The value of net assets acquired, number of shares issued, unrealized appreciation acquired and the aggregate net assets of the Income and Growth Fund immediately after the acquisition were as fol-lows:

                                                            Value of Net     Number of    Unrealized     Net Assets
    Acquiring Fund                Acquired Fund            Assets Acquired Shares Issued Appreciation After Acquisition
-----------------------------------------------------------------------------------------------------------------------
Income and Growth Fund  Evergreen American Retirement Fund  $185,281,144     8,258,910   $20,212,515   $1,070,659,522

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Funds were as follows:

Blue Chip Fund

                             Six Months Ended              Year Ended
                             January 31, 2000            July 31, 1999
                          ------------------------  -------------------------
                            Shares       Amount       Shares       Amount
------------------------------------------------------------------------------
Class A Shares
Shares sold..............  1,760,588  $ 60,569,869   7,069,269  $ 215,936,462
Automatic conversion of
 Class B shares to Class
 A shares................    824,791    29,782,827           0              0
Shares redeemed.......... (1,438,897)  (48,981,812) (5,479,684)  (162,273,843)
Shares issued in
 reinvestment of
 distributions...........    721,139    24,742,289     682,121     19,382,250
------------------------------------------------------------------------------
Net increase.............  1,867,621    66,113,173   2,271,706     73,044,869
------------------------------------------------------------------------------
Class B Shares
Shares sold..............  4,292,024   144,905,117   6,218,762    192,571,481
Automatic conversion of
 Class B shares to Class
 A shares................   (836,985)  (29,782,827)          0              0
Shares redeemed..........   (912,541)  (30,402,682) (2,617,336)   (78,544,225)
Shares issued in
 reinvestment of
 distributions...........    654,155    22,136,614     355,147     10,036,524
------------------------------------------------------------------------------
Net increase.............  3,196,653   106,856,222   3,956,573    124,063,780
------------------------------------------------------------------------------
Class C Shares
Shares sold..............    124,860     4,293,375     157,200      4,882,919
Shares redeemed..........    (17,781)     (607,978)    (93,639)    (2,830,715)
Shares issued in
 reinvestment of
 distributions...........      8,052       273,190       1,785         50,574
------------------------------------------------------------------------------
Net increase.............    115,131     3,958,587      65,346      2,102,778
------------------------------------------------------------------------------
Class Y Shares
Shares sold..............    175,556     6,037,404      24,198        794,070
Shares redeemed..........    (11,170)     (381,656)         (5)          (150)
Shares issued in
 reinvestment of
 distributions...........      5,187       176,566           0              0
------------------------------------------------------------------------------
Net increase.............    169,573     5,832,314      24,193        793,920
------------------------------------------------------------------------------
Net increase.............             $182,760,296              $ 200,005,347
------------------------------------------------------------------------------

Equity Income Fund

                               Six Months Ended            Year Ended
                               January 31, 2000           July 31, 1999
                             ----------------------  ------------------------
                              Shares      Amount       Shares       Amount
------------------------------------------------------------------------------
Class A Shares
Shares sold.................   35,137  $    635,761     377,792  $  7,479,412
Automatic conversion of
 Class B shares to Class A
 shares.....................   46,560       750,880      66,574     1,275,463
Shares redeemed............. (522,642)   (9,033,687)   (751,644)  (14,848,362)
Shares issued in
 reinvestment of
 distributions..............  414,431     6,902,690     363,322     6,893,908
------------------------------------------------------------------------------
Net increase (decrease).....  (26,514)     (744,356)     56,044       800,421
------------------------------------------------------------------------------
Class B Shares
Shares sold.................   90,745     1,640,675     906,121    18,055,614
Automatic conversion of
 Class B shares to Class A
 shares.....................  (46,870)     (750,880)    (66,948)   (1,275,463)
Shares redeemed............. (965,490)  (16,831,733) (2,490,795)  (48,904,031)
Shares issued in
 reinvestment of
 distributions..............  617,714    10,199,356     637,607    12,007,710
------------------------------------------------------------------------------
Net decrease................ (303,901)   (5,742,582) (1,014,015)  (20,116,170)
------------------------------------------------------------------------------
Class C Shares
Shares sold.................   13,286       246,466     191,619     3,838,714
Shares redeemed............. (233,040)   (3,904,828)   (447,839)   (8,832,781)
Shares issued in
 reinvestment of
 distributions..............  139,722     2,310,975     134,147     2,529,177
------------------------------------------------------------------------------
Net decrease................  (80,032)   (1,347,387)   (122,073)   (2,464,890)
------------------------------------------------------------------------------
Class Y Shares
Shares sold.................    1,246        24,284      40,395       814,316
Shares redeemed.............  (32,310)     (535,944)    (14,451)     (289,944)
Shares issued in
 reinvestment of
 distributions..............    5,411        89,990       1,271        24,188
------------------------------------------------------------------------------
Net increase (decrease).....  (25,653)     (421,670)     27,215       548,560
------------------------------------------------------------------------------
Net decrease................           $ (8,255,995)             $(21,232,079)
------------------------------------------------------------------------------

Growth and Income Fund

                              Six Months Ended              Year Ended
                              January 31, 2000            July 31, 1999
                          -------------------------  -------------------------
                            Shares       Amount        Shares       Amount
-------------------------------------------------------------------------------
Class A Shares
Shares sold.............   5,479,766  $ 160,751,759   6,356,759  $ 181,231,854
Automatic conversion of
 Class B shares to Class
 A shares...............     433,825     13,890,270      71,639      2,052,789
Shares redeemed.........  (6,804,026)  (200,688,935) (8,431,174)  (239,858,978)
Shares issued in
 reinvestment of
 distributions..........     146,810      4,392,505     300,493      8,412,371
-------------------------------------------------------------------------------
Net decrease............    (743,625)   (21,654,401) (1,702,283)   (48,161,964)
-------------------------------------------------------------------------------
Class B Shares
Shares sold.............     492,860     14,377,772   4,273,030    116,938,483
Automatic conversion of
 Class B shares to Class
 A shares...............    (441,724)   (13,890,270)    (72,390)    (2,052,789)
Shares redeemed.........  (4,384,642)  (127,925,028) (9,163,377)  (254,977,395)
Shares issued in
 reinvestment of
 distributions..........     544,438     16,017,371     945,090     26,226,276
-------------------------------------------------------------------------------
Net decrease............  (3,789,068)  (111,420,155) (4,017,647)  (113,865,425)
-------------------------------------------------------------------------------
Class C Shares
Shares sold.............     120,231      3,542,868     414,303     11,348,877
Shares redeemed.........    (374,897)   (10,912,000)   (942,556)   (26,271,690)
Shares issued in
 reinvestment of
 distributions..........      16,568        487,415      45,443      1,261,465
-------------------------------------------------------------------------------
Net decrease............    (238,098)    (6,881,717)   (482,810)   (13,661,348)
-------------------------------------------------------------------------------
Class Y Shares
Shares sold.............   1,057,340     31,363,661   2,753,486     76,644,616
Shares redeemed.........  (4,677,071)  (139,200,555) (9,565,395)  (271,881,556)
Shares issued in
 reinvestment of
 distributions..........     368,014     11,058,797     753,230     21,125,667
-------------------------------------------------------------------------------
Net decrease............  (3,251,717)   (96,778,097) (6,058,679)  (174,111,273)
-------------------------------------------------------------------------------
Net decrease............              $(236,734,370)             $(349,800,010)
-------------------------------------------------------------------------------

Income and Growth Fund

                              Six Months Ended              Year Ended
                              January 31, 2000            July 31, 1999
                          -------------------------  -------------------------
                            Shares       Amount        Shares       Amount
-------------------------------------------------------------------------------
Class A Shares
Shares sold.............     330,147  $   7,175,991     546,531  $  12,209,031
Automatic conversion of
 Class B shares to Class
 A shares...............     197,359      4,406,859           0              0
Shares redeemed.........    (516,448)   (11,305,899)   (692,292)   (15,388,197)
Shares issued in
 reinvestment of
 distributions..........      59,358      1,280,617      84,216      1,766,406
Shares issued in
 acquisition of
 Evergreen American
 Retirement Fund........           0              0     996,586     22,495,315
-------------------------------------------------------------------------------
Net increase............      70,416      1,557,568     935,041     21,082,555
-------------------------------------------------------------------------------
Class B Shares
Shares sold.............     131,591      2,842,094     267,996      5,756,610
Automatic conversion of
 Class B shares to Class
 A shares...............    (199,004)    (4,406,859)          0              0
Shares redeemed.........  (1,209,468)   (26,147,504)   (684,457)   (14,490,566)
Shares issued in
 reinvestment of
 distributions..........     280,893      6,010,270     307,396      6,393,524
Shares issued in
 acquisition of
 Evergreen American
 Retirement Fund........           0              0   6,014,738    134,624,702
-------------------------------------------------------------------------------
Net increase
 (decrease).............    (995,988)   (21,701,999)  5,905,673    132,284,270
-------------------------------------------------------------------------------
Class C Shares
Shares sold.............      13,626        292,284       8,976        194,095
Shares redeemed.........     (21,939)      (470,793)    (24,103)      (510,097)
Shares issued in
 reinvestment of
 distributions..........       3,783         80,960       6,072        126,280
Shares issued in
 acquisition of
 Evergreen American
 Retirement Fund........           0              0      66,207      1,481,914
-------------------------------------------------------------------------------
Net increase
 (decrease).............      (4,530)       (97,549)     57,152      1,292,192
-------------------------------------------------------------------------------
Class Y Shares
Shares sold.............     308,498      6,779,967     568,224     12,057,529
Shares redeemed.........  (2,534,262)   (55,474,087) (7,163,498)  (151,814,737)
Shares issued in
 reinvestment of
 distributions..........   1,417,127     30,567,698   5,039,388    105,775,744
Shares issued in
 acquisition of
 Evergreen American
 Retirement Fund........           0              0   1,181,379     26,679,213
-------------------------------------------------------------------------------
Net decrease............    (808,637)   (18,126,422)   (374,507)    (7,302,251)
-------------------------------------------------------------------------------
Net increase
 (decrease).............              $ (38,368,402)             $ 147,356,766
-------------------------------------------------------------------------------

Small Cap Value Fund

                              Six Months Ended              Year Ended
                              January 31, 2000            July 31, 1999
                           ------------------------  -------------------------
                             Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A Shares
Shares sold..............     895,793  $ 13,241,326  10,088,863  $ 146,506,778
Automatic conversion of
 Class B shares to Class
 A shares................      91,547     1,344,291     122,150      1,811,086
Shares redeemed..........  (1,528,359)  (22,464,796) (9,965,619)  (143,998,401)
Shares issued in
 reinvestment of
 distributions...........       8,995       134,298     136,847      1,949,647
-------------------------------------------------------------------------------
Net increase (decrease)..    (532,024)   (7,744,881)    382,241      6,269,110
-------------------------------------------------------------------------------
Class B Shares
Shares sold..............     333,862     4,855,803   2,288,743     33,166,258
Automatic conversion of
 Class B shares to Class
 A shares................     (92,207)   (1,344,291)   (122,803)    (1,811,086)
Shares redeemed..........  (1,703,717)  (24,752,293) (3,528,826)   (50,084,066)
Shares issued in
 reinvestment of
 distributions...........       4,388        65,209     213,282      3,057,499
-------------------------------------------------------------------------------
Net decrease.............  (1,457,674)  (21,175,572) (1,149,604)   (15,671,395)
-------------------------------------------------------------------------------
Class C Shares
Shares sold..............     101,914     1,473,968     709,408     10,225,143
Shares redeemed..........    (494,627)   (7,139,999)   (947,075)   (13,384,026)
Shares issued in
 reinvestment of
 distributions...........         718        10,680      41,741        597,766
-------------------------------------------------------------------------------
Net decrease.............    (391,995)   (5,655,351)   (195,926)    (2,561,117)
-------------------------------------------------------------------------------
Class Y Shares
Shares sold..............     163,477     2,420,414   1,069,945     15,530,430
Shares redeemed..........  (1,312,831)  (19,142,278) (3,645,558)   (53,054,249)
Shares issued in
 reinvestment of
 distributions...........       3,491        52,123     105,065      1,520,766
-------------------------------------------------------------------------------
Net decrease.............  (1,145,863)  (16,669,741) (2,470,548)   (36,003,053)
-------------------------------------------------------------------------------
Net decrease.............              $(51,245,545)             $ (47,966,455)
-------------------------------------------------------------------------------

Utility Fund

                               Six Months Ended            Year Ended
                               January 31, 2000           July 31, 1999
                             ----------------------  ------------------------
                              Shares      Amount       Shares       Amount
------------------------------------------------------------------------------
Class A Shares
Shares sold.................   513,533  $ 7,021,131     429,844  $  5,133,429
Automatic Conversion of
 Class B Shares to Class A
 Shares.....................   562,337    7,870,081      11,373       126,409
Shares redeemed.............  (658,724)  (8,745,435) (1,117,587)  (13,062,066)
Shares issued in
 reinvestment of
 distributions..............   731,878    9,366,057   1,006,678    11,457,282
------------------------------------------------------------------------------
Net increase................ 1,149,024   15,511,834     330,308     3,655,054
------------------------------------------------------------------------------
Class B Shares
Shares sold.................   690,155    9,191,137     704,486     8,209,032
Automatic Conversion of
 Class B Shares to Class A
 Shares.....................  (562,470)  (7,870,081)    (11,366)     (126,409)
Shares redeemed.............  (336,183)  (4,395,576)   (650,786)   (7,545,094)
Shares issued in
 reinvestment of
 distributions..............   412,146    5,267,354     502,546     5,718,575
------------------------------------------------------------------------------
Net increase................   203,648    2,192,834     544,880     6,256,104
------------------------------------------------------------------------------
Class C Shares
Shares sold.................   173,293    2,352,284     162,138     1,808,980
Shares redeemed.............   (48,265)    (651,835)   (140,732)   (1,555,150)
Shares issued in
 reinvestment of
 distributions..............     7,216       92,368       5,627        64,145
------------------------------------------------------------------------------
Net increase................   132,244    1,792,817      27,033       317,975
------------------------------------------------------------------------------
Class Y Shares
Shares sold.................    14,304      185,925     182,271     2,173,509
Shares redeemed.............   (37,002)    (480,607)   (168,716)   (2,095,583)
Shares issued in
 reinvestment of
 distributions..............    15,269      195,060       7,586        86,398
------------------------------------------------------------------------------
Net increase (decrease).....    (7,429)     (99,622)     21,141       164,324
------------------------------------------------------------------------------
Net increase................            $19,397,863              $ 10,393,457
------------------------------------------------------------------------------

Value Fund

                              Six Months Ended              Year Ended
                              January 31, 2000            July 31, 1999
                           ------------------------  -------------------------
                             Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A Shares
Shares sold..............     325,444  $  7,376,306   1,304,364  $  30,874,288
Automatic conversion of
 Class B shares to Class
 A shares................   2,053,408    42,509,846           0              0
Shares redeemed..........  (2,368,513)  (52,503,649) (4,351,247)  (100,747,544)
Shares issued in
 reinvestment of
 distributions...........   2,548,338    54,267,906     285,275      6,540,493
-------------------------------------------------------------------------------
Net increase (decrease)..   2,558,677    51,650,409  (2,761,608)   (63,332,763)
-------------------------------------------------------------------------------
Class B Shares
Shares sold..............     310,668     7,161,991   1,041,242     24,036,781
Automatic conversion of
 Class B shares to Class
 A shares................  (2,058,648)  (42,509,846)          0              0
Shares redeemed..........  (1,563,523)  (34,610,920) (2,488,104)   (57,458,861)
Shares issued in
 reinvestment of
 distributions...........   1,836,041    38,937,956     111,928      2,520,116
-------------------------------------------------------------------------------
Net decrease.............  (1,475,462)  (31,020,819) (1,334,934)   (30,901,964)
-------------------------------------------------------------------------------
Class C Shares
Shares sold..............      14,245       315,656      70,058      1,628,040
Shares redeemed..........     (33,686)     (742,636)   (115,631)    (2,643,004)
Shares issued in
 reinvestment of
 distributions...........      25,717       544,882       1,529         34,419
-------------------------------------------------------------------------------
Net increase (decrease)..       6,276       117,902     (44,044)      (980,545)
-------------------------------------------------------------------------------
Class Y Shares
Shares sold..............      95,850     2,133,700     444,392     10,016,867
Shares redeemed..........  (1,688,436)  (36,891,328) (3,438,601)   (78,275,309)
Shares issued in
 reinvestment of
 distributions...........     702,889    14,970,117      57,625      1,317,363
-------------------------------------------------------------------------------
Net decrease.............    (889,697)  (19,787,511) (2,936,584)   (66,941,079)
-------------------------------------------------------------------------------
Net increase (decrease)..              $    959,981              $(162,156,351)
-------------------------------------------------------------------------------

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended January 31, 2000:

                                    Cost of Purchases Proceeds from Sales
                                    -------------------------------------
         Blue Chip Fund............   $563,669,965       $462,846,122
         Equity Income Fund
          Non-U.S. Government......     36,064,548         71,004,155
          U.S. Government..........      6,389,063                  0
         Growth and Income Fund....    556,338,934        813,767,946
         Income and Growth Fund....    426,207,224        422,703,990
         Small Cap Value Fund......     81,374,386        137,534,879
         Utility Fund..............     42,191,660         48,911,556
         Value Fund................    366,947,014        517,462,440

During the six months ended January 31, 2000 Blue Chip Fund and Equity Income Fund loaned securities to certain brokers who paid the Funds a negotiated lend-ers' fee. These fees are included in interest income. At January 31, 2000, the value of the securities on loan from Blue Chip Fund and Equity Income Fund were $38,830,390 and $1,116,485, respectively, and the value of collateral was $39,697,528 and $1,176,336, respectively. During the six months ended January 31, 2000, the Blue Chip Fund and Equity Income Fund earned $4,991 and $108,348, respectively, in income from securities lending.

As of July 31, 1999, Income and Growth Fund and Small Cap Value Fund had capi-tal loss carryovers for federal income tax purposes of $102,000 expiring July 31, 2005 and $1,083,259 expiring July 31, 2007, respectively.

8. EXPENSE REDUCTIONS

The Funds have entered into expense offset arrangements with ESC and their cus-todian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The Funds have also entered into brokerage/service arrangements with specific brokers who paid a portion of the Fund's expenses. The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund's expense ratio represented as a percentage of its average daily net assets were as follows:

                             Expense                   Total
                              Offset     Brokerage    Expense     % of Average
                           Arrangements Transactions Reductions Daily Net Assets
                           -----------------------------------------------------
         Blue Chip Fund..    $22,308       $2,169     $24,477        0.00%
         Equity Income
          Fund...........      6,049        1,640       7,689        0.01%
         Growth and
          Income Fund....     36,672            0      36,672        0.00%
         Income and
          Growth Fund....     32,805            0      32,805        0.00%
         Small Cap Value
          Fund...........      9,207          723       9,930        0.01%
         Utility Fund....     12,751            0      12,751        0.01%
         Value Fund......     43,140            0      43,140        0.01%

9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Funds. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENTS

On July 27, 1999, certain Evergreen Funds and a group of banks (the "Lenders") entered into a credit agreement. Under this agreement, the Lenders provide an unsecured revolving credit commitment in the aggregate amount of $1.050 bil-lion. The credit facility is allocated, under the terms of the financing agree-ment, among the Lenders. The credit facility is accessed by the Funds for tem-porary or emergency purposes to fund the redemption of their shares or as gen-eral working capital as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.75% per annum above the Fed-eral Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and including January 31, 2000). A commitment fee of 0.10% per annum is incurred on the average daily unused por-tion of the revolving credit commitment. The commitment fee is allocated to all Funds. For its assistance in arranging this financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street serves as paying agent for the funds, and as paying agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds.

During the six months ended January 31, 2000, the Funds had no significant borrowings under the agreements.

11. CONCENTRATION OF CREDIT RISK

Utility Fund invests a substantial portion of its assets in issuers in the utilities industry. Therefore, it may be more affected by economic and politi-cal developments in that industry than would be a comparable general equity fund.

SUBSEQUENT EVENT

Effective February 1, 2000, the maximum deferred sales charge for Class C shares is changed to 2.00%. Class C shareholders purchased on or after February 1, 2000 are subject to a 2.00% contingent deferred sales charge if such shares are redeemed within one year after the month of purchase and a 1.00% contingent deferred sales charge if such shares are redeemed within two years after the month of purchase. Class C shares purchased prior to February 1, 2000 follow the contingent deferred sales charge schedule at the time the shares were ini-tially purchased.

DISTRIBUTIONS TO SHAREHOLDERS

The Utility Fund declared the following distribution from net investment in-come:

         Record Date    Payable Date   Class A   Class B   Class C   Class Y
            ----------------------------------------------------------------
         3/8/2000        3/10/2000     $0.028    $0.020    $0.020    $0.031

These distributions are not reflected in the accompanying financial statements.

ADDITIONAL INFORMATION

Effective the close of business on March 10, 2000, Utility Fund acquired the net assets and liabilities of Evergreen America's Utility Fund, an open-end management investment company registered under the 1940 Act in exchange of shares. The net assets were exchanged through a tax-free exchange for Class A shares of Utility Fund. The acquired net assets consisted primarily of portfo-lio securities with unrealized appreciation of $33,482,175. Aggregate net as-sets of Utility Fund and Evergreen America's Utility Fund immediately before the acquisition were $222,937,755 and $165,782,310, respectively. The aggregate net assets of Utility Fund after the acquisition were $388,720,065.

                                Evergreen Funds

Money Market

Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund


Tax Advantaged

Short Intermediate Municipal Fund
High Grade Municipal Bond Fund
Municipal Bond Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund
Tax-Free High Income Fund


Income

Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Bond Fund
U.S. Government Fund
Quality Income Fund
Diversified Bond Fund
Strategic Income Fund
High Income Fund
High Yield Bond Fund


Balanced

Tax Strategic Foundation Fund
Foundation Fund
Capital Balanced Fund
Balanced Fund


Growth & Income

Utility Fund
Income and Growth Fund
Equity Income Fund
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Value Fund
Select Equity Index Fund


Domestic Growth

Tax Strategic Equity Fund
Capital Growth Fund
Stock Selector Fund
Evergreen Fund
Strategic Growth Fund
Masters Fund
Omega Fund
Small Company Growth Fund
Growth Fund
Aggressive Growth Fund
Select Special Equity Fund


Global International

Global Leaders Fund
Perpetual Global Fund
International Growth Fund
Perpetual International Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund


Express Line

800.346.3858


Investor Services

800.343.2898


www.evergreen-funds.com


69761                                                             540390  3/2000


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